PROSPECTUS/PROXY STATEMENT

HANCOCK HORIZON BURKENROAD SMALL CAP FUND

HANCOCK HORIZON MICROCAP FUND

Voting only takes a few minutes and your participation is important! We recommend that you read the Prospectus/Proxy Statement in its entirety; the explanation will help you decide on the vote. Thank you in advance for your vote.

Each of the above-referenced Hancock Horizon Funds (each a “Hancock Horizon Fund”), each a series of The Advisors’ Inner Circle Fund II (“AIC Trust”), will hold a special meeting of shareholders (the “Special Meeting”) on September 10, 2021 at 10:00 a.m. (Eastern time). Due to the public health impact of the coronavirus pandemic (“COVID-19”), the Special Meeting will be held in virtual meeting format only, via athe internet, with no physical in-person meeting. You will be able to attend and participate in the Special Meeting by registering online at https://viewproxy.com/HancockHorizonFunds/broadridgevsm/. If you plan on attending the Special Meeting, please follow the instructions below under “How do I vote?” and register to attend by September 9, 2021 at 10:00 a.m. (Eastern time). Please refer to the enclosed Prospectus/Proxy Statement as well as the highlighted information below for details on the proposal.

QUESTIONS AND ANSWERS

Why am I being asked to vote?

Certain mutual funds are required to obtain shareholders’ votes for certain types of events, like the one described here and in the accompanying Prospectus/Proxy Statement. As a shareholder of record as of June 14, 2021 (the “Record Date”), you have a right to vote on these events, and we urge you to do so. A prompt response will save the expense of additional follow-up mailings and solicitations.

What is the proposal?

The proposal is to reorganize each Hancock Horizon Fund into Federated Hermes MDT Small Cap Core Fund (the “Federated Hermes Fund” and, together with the Hancock Horizon Funds, the “Funds”), a fund with similar investment objectives and/or strategies (each a “Reorganization” and, collectively, the “Reorganizations”). Horizon Advisers (the “Hancock Horizon Funds Adviser”) also advises seven other mutual funds that are not part of the accompanying Prospectus/Proxy Statement. Shareholders of those other Hancock Horizon funds are voting on a similar proposal that involves their Hancock Horizon Fund reorganizing into similar funds in the Federated Hermes family of funds, as described in a separate prospectus/proxy statement. Accordingly, if you own shares of other Hancock Horizon Funds not included in the accompanying Prospectus/Proxy Statement, you may receive more than one prospectus/proxy statement. If shareholder approval is not obtained at the Special Meeting for any Reorganization, such Reorganization may occur on a separate date from the other Reorganizations, including those that are not part of this Prospectus/Proxy Statement, or may not occur.

Why has the Board of Trustees recommended that I vote in favor of the proposal?

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The Board of Trustees of the AIC Trust (the “AIC Board”) recommends that you vote in favor of the proposal because it believes that each proposed Reorganization is in the best interests of the applicable Hancock Horizon Fund and its shareholders for the reasons set forth below.

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The Hancock Horizon Funds Adviser and Federated MDTA LLC, the adviser to the Federated Hermes Fund (the “Federated Hermes Funds Adviser”), believe that the investment objectives, policies, risks and limitations of each of Hancock Horizon Burkenroad Small Cap Fund and Hancock Horizon Microcap Fund and Federated Hermes MDT Small Cap Core Fund are similar and that the Federated Hermes MDT Small Cap Core Fund has competitive expense ratios with lower gross expense ratios

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and net expense ratios after waivers when compared to the Hancock Horizon Funds. The Federated Hermes MDT Small Cap Core Fund has also outperformed each Hancock Horizon Fund for the 1-, 5- and 10-year periods ended March 31, 2021, although the Hancock Horizon Funds have outperformed the Federated Hermes Fund in certain annual periods. Shareholders should carefully review the “COMPARATIVE FEE TABLES” and “COMPARISON OF POTENTIAL RISKS AND REWARDS; PERFORMANCE INFORMATION” sections of the Prospectus/Proxy Statement to evaluate the fees and performance records of the Funds for each proposed Reorganization.

•	The Federated Hermes MDT Small Cap Core Fund will be the legal and accounting survivor in each of these Reorganizations.

•	The Federated Hermes Funds Adviser and Hancock Horizon Funds Adviser also believe the Reorganizations could provide the potential for greater efficiencies and investment opportunities over time.

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After the Reorganization, shareholders of each Hancock Horizon Fund (as shareholders of the Federated Hermes MDT Small Cap Core Fund) will have the opportunity to: (1) continue to pursue a similar investment strategy through a Reorganization of the Hancock Horizon Fund into Federated Hermes MDT Small Cap Core Fund, which is expected to be tax-free; (2) become part of a larger family of mutual funds managed by investment advisers that have extensive management resources and experience; and (3) invest in a larger Federated Hermes Fund, which could provide benefits to shareholders.

Please see the section entitled “Summary—Reasons for the Proposed Reorganizations” in the Prospectus/Proxy Statement for more information.

Who is the investment adviser to the Federated Hermes Fund?

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The Federated Hermes Funds Adviser is an indirect wholly-owned subsidiary of Federated Hermes, Inc. Federated Hermes, Inc. is one of the largest investment management organizations in the United States. Its advisory subsidiaries advise 161 funds and manage approximately $625 billion in assets under management as of March 31, 2021, and have provided asset management services for institutional and individual investors since 1955. (Please refer to “Summary – Fund Management” in the attached Prospectus/Proxy Statement for more information.)

How will the Reorganizations affect my investment?

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Each Reorganization is expected to be a tax-free reorganization under the Internal Revenue Code of 1986, as amended (the “Code”). However, each Hancock Horizon Fund will distribute any undistributed income and realized capital gains accumulated prior to the Reorganization to its shareholders. These distributions, if any, will be taxable to investors who hold their shares in a taxable account.

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The market value of your investment is not expected to change materially as a result of the Reorganization and you will not have to pay any sales charge in connection with the transfer of your assets. You will receive the number of shares of the Federated Hermes MDT Small Cap Core Fund based on the aggregate net asset value of the Hancock Horizon Fund shares that you own at the time of the Reorganization. However, because the net asset value of each Hancock Horizon Fund will be determined for these purposes in accordance with the Federated Hermes MDT Small Cap Core Fund’s valuation procedures (and not the Hancock Horizon Funds’ valuation procedures), there can be no guarantee that there will not be differences in valuation between the value of your investment immediately before the Reorganization (calculated using the Hancock Horizon Funds’ valuation procedures) and the value of your investment immediately after the Reorganization. Although there are differences in the valuation procedures for the Hancock Horizon Funds and the Federated Hermes Funds, the Funds have agreed to use commercially reasonable efforts to work together to resolve any material differences as described in more detail in the Agreements and Funds’ Plans of Reorganization. The Hancock Horizon Funds Adviser and the Federated Hermes Funds Adviser do not anticipate that any such differences in valuation procedures would result in material changes to the market value of your investments.

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Although shares of the Federated Hermes MDT Small Cap Core Fund received by Hancock Horizon Fund shareholders in connection with the Reorganization will not be subject to a sales load, shareholders of the Hancock Horizon Fund who receive Class A Shares of the Federated Hermes MDT Small Cap Core Fund will be subject to a sales load on future purchases following the closing of the Reorganization unless such shareholder qualifies for a waiver from such sales load.

If you own shares of:	Share Class	You will receive shares of:	Share Class
Hancock Horizon Burkenroad Small Cap Fund	Institutional	Federated Hermes MDT Small Cap Core Fund	Institutional
	Investor		A
	D		A
Hancock Horizon Microcap Fund	Institutional	Federated Hermes MDT Small Cap Core Fund	Institutional
	Investor		A

How will the Reorganization affect my fees?

Please see the table below reflecting the pre-Reorganization total annual operating expenses for each of the Hancock Horizon Funds and classes, on a gross and net basis, and the anticipated post-Reorganization total annual operating expenses of the Federated Hermes Fund and classes, on both a gross and net basis. The Federated Hermes Fund has competitive expense ratios with lower gross expense ratios and net expense ratios after waivers when compared to the Hancock Horizon Funds.

Amounts stated are subject to fee waivers and expense limitations as described in more detail in the section “Comparative Fee Tables” in the accompanying Prospectus/Proxy Statement.

Hancock Horizon Fund	Pre-Reorganization Total Annual Operating Expenses Gross/Net		Corresponding Federated Hermes Fund	Post-Reorganization Total Annual Operating Expenses Gross/Net
Hancock Horizon Burkenroad Small Cap Fund			Federated Hermes MDT Small Cap Core Fund
Institutional	1.21	%/1.00%	Institutional	1.06	%/0.89%
Investor	1.46	%/1.25%	Class A	1.41	%/1.14%
Class D	1.71	%/1.50%	Class A	1.41	%/1.14%
Hancock Horizon Microcap Fund			Federated Hermes MDT Small Cap Core Fund
Institutional	1.54	%/1.30%	Institutional	1.06	%/0.89%
Investor	1.79	%/1.55%	Class A	1.41	%/1.14%

When will the Reorganizations occur?

Assuming shareholder approval is obtained, the Reorganization with respect to each Hancock Horizon Fund is currently expected to be consummated after the close of business on or about September 24, 2021.

Who will pay for the Reorganizations?

Fees and expenses incurred as a direct result of each Reorganization will be paid by the investment advisers to the Hancock Horizon Funds and the Federated Hermes Fund, respectively, and/or their respective affiliates, except (i) the Federated Hermes Fund will bear expenses, if any, associated with the registration of shares of the Federated Hermes Fund for sale in the various states; and (ii) to the extent that any transition of portfolio securities is required in connection with the Reorganizations, a Fund may incur transaction expenses associated with the transfer or sale and purchase of portfolio securities. The Funds shall be responsible for their respective transaction expenses associated with the sale and purchase of portfolio securities. However, as each security held by each Hancock Horizon Fund is eligible to be held by the Federated Hermes Fund, the amount of transaction costs incurred by the Hancock Horizon Funds and the Federated Hermes Fund in connection with these potential sales and acquisitions of portfolio securities is not expected to be material and is not expected to cause a material capital gain impact based on an analysis of each Fund’s portfolio as of June 30, 2021. (Please refer to “Information About the Reorganizations – Costs of Reorganizations” in the attached Prospectus/Proxy Statement for further information.)

What should I do in connection with the Reorganizations?

Please vote your shares today. If the Reorganization for your Hancock Horizon Fund is approved and consummated, your shares in the Hancock Horizon Fund will automatically be exchanged for shares of the Federated Hermes MDT Small Cap Core Fund. Please do not attempt to make the exchange yourself.

How do I vote?

There are several ways in which you can cast your vote. To vote, you may use any of the following methods:

•	By Internet. Have your proxy card available. Go to the website listed on your card. Follow the instructions found on the website.

•	By Telephone. Have your proxy card available. Call the toll-free number listed on your card. Follow the recorded instructions.

•	By Mail. Please complete, date and sign your proxy card before mailing it in the enclosed postage-paid envelope.

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At the Special Meeting over the Internet. Shareholders of record as of the close of business on the Record Date will be able to attend and participate in the virtual Special Meeting by registering online at https://viewproxy.com/HancockHorizonFunds/broadridgevsm/. Please plan to register prior to the Special Meeting, by September 9, 2021 at 10:00 a.m. (Eastern time). Even if you plan to attend the Special Meeting, we recommend that you also authorize your proxy as described herein so that your vote will be counted if you decide not to attend the Special Meeting. Please see the “INFORMATION ABOUT THE HANCOCK HORIZON FUNDS AND FEDERATED HERMES FUNDS – ABOUT THE PROXY SOLICITATION AND THE SPECIAL MEETING” section in the accompanying Prospectus/Proxy Statement for more details regarding the logistics of the virtual format of the Special Meeting.

If you have any questions before you vote, please call Broadridge Financial Solutions, Inc., at the toll-free number listed on your proxy card. They will be happy to help you understand the proposal and assist you in voting.

Whom do I call if I have questions about the Prospectus/Proxy Statement?

Please don’t hesitate to contact your Investment Professional or call us toll-free at 1-800-990-2434.

Thank you in advance for your vote.

Recommendation of the Board of Trustees

After careful consideration, the Board of Trustees of the AIC Trust has unanimously approved this proposal with respect to each Hancock Horizon Fund. The Board of Trustees of the Federated Hermes Fund has also unanimously approved this proposal with respect to Federated Hermes MDT Small Cap Core Fund. The Board of Trustees of the AIC Trust recommends that you read the enclosed materials carefully and vote FOR the proposal.

NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS

Hancock Horizon Burkenroad Small Cap Fund

Hancock Horizon Microcap Fund

To be held September 10, 2021

A Special Meeting of Shareholders (the “Special Meeting”) of each of the funds listed above (each a “Reorganizing Fund”) will be held at 10:00 a.m. (Eastern time) on September 10, 2021. Due to the public health impact of the coronavirus pandemic (“COVID-19”), the Special Meeting will be held in a virtual meeting format only, via the internet, with no physical in-person meeting. At the Special Meeting, shareholders will consider the following proposal with respect to their Reorganizing Fund:

Proposal

With respect to each Reorganizing Fund, to approve an Agreement and Plan of Reorganization pursuant to which Federated Hermes MDT Small Cap Core Fund (the “Federated Hermes Fund” or “Surviving Fund”) would acquire:

a.

all or substantially all of the assets (except for deferred or prepaid expenses, certain tax reclaims, and amounts reserved for payment of Reorganizing Fund liabilities) of Hancock Horizon Burkenroad Small Cap Fund and Hancock Horizon Microcap Fund, respectively, in exchange for shares of the applicable share class(es) of the Federated Hermes MDT Small Cap Core Fund to be distributed pro rata to shareholders of the corresponding class(es) of the corresponding Hancock Horizon Fund, in complete liquidation, dissolution and termination of the Hancock Horizon Fund.

If you own shares of:	Share Class	You will receive shares of:	Share Class
Hancock Horizon Burkenroad Small Cap Fund	Institutional	Federated Hermes MDT Small Cap Core Fund	Institutional
	Investor		A
	D		A
Hancock Horizon Microcap Fund	Institutional	Federated Hermes MDT Small Cap Core Fund	Institutional
	Investor		A

Horizon Advisers (the “Hancock Horizon Funds Adviser”) also advises seven other mutual funds that are not part of the accompanying Prospectus/Proxy Statement. Shareholders of those other Hancock Horizon funds are voting on a similar proposal that involves their Hancock Horizon Fund reorganizing into a corresponding fund in the Federated Hermes family of funds, as described in a separate prospectus/proxy statement. Accordingly, if you own shares of other Hancock Horizon Funds not included in the accompanying Prospectus/Proxy Statement, you may receive more than one prospectus/proxy statement. If shareholder approval is not obtained at the Special Meeting for any Reorganization, such Reorganization may occur on a separate date from the other Reorganizations, including those that are not part of this Prospectus/Proxy Statement, or may not occur.

Please take some time to read the enclosed combined Prospectus/Proxy Statement. It discusses this proposal in more detail. If you were a shareholder as of the close of business on June 14, 2021 (the “Record Date”), you may vote at the Special Meeting or at any adjournment or postponement of the Special Meeting. In light of the public health impact of COVID-19, you will not be able to attend the Special Meeting in person. However, shareholders of each Hancock Horizon Fund on the Record Date may participate in and vote at the Special Meeting on the internet by virtual means. To participate in the Special Meeting virtually, shareholders must register in advance by visiting https://viewproxy.com/HancockHorizonFunds/broadridgevsm/ and submitting the requested required information to Broadridge Financial Solutions, Inc. (“Broadridge”), the Hancock Horizon Funds’ proxy tabulator. Please plan to register prior to the Special Meeting, by September 9, 2021 at 10:00am (Eastern time). Shareholders whose shares are held by a broker, bank or other nominee must first obtain a “legal proxy”

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from the applicable nominee/record holder, who will then provide the shareholder with a newly-issued control number. Once shareholders have obtained a new control number, they must visit https://viewproxy.com/HancockHorizonFunds/broadridgevsm/ and submit their name and newly issued control number in order to register to participate in and vote at the Special Meeting. After shareholders have submitted their registration information, they will receive an e-mail from Broadridge that confirms that their registration request has been received and is under review by Broadridge. Once shareholders’ registration requests have been accepted, they will receive (i) an email containing an event link to attend the Special Meeting, and (ii) an email with a password to enter at the event link in order to access the Meeting. Shareholders may vote before or during the Meeting at https://viewproxy.com/HancockHorizonFunds/broadridgevsm/. Only shareholders of the Hancock Horizon Funds present virtually or by proxy will be permitted to attend the virtual Special Meeting and be able to vote, or otherwise exercise the powers of a shareholder, at the Special Meeting.

If you cannot attend virtually, please vote by mail, telephone or internet. Just follow the instructions on the enclosed proxy card. If you have questions, please call 1-800-990-2434. It is important that you vote. The Board of Trustees of each Reorganizing Fund recommends that you vote FOR its Reorganization.

By order of the Board of Trustees

/s/ Michael Beattie
Michael Beattie
President
June 11, 2021

PROSPECTUS/PROXY STATEMENT

July 12, 2021

RELATING TO THE ACQUISITION OF THE ASSETS OF:

Certain series of The Advisors’ Inner Circle Fund II

One Freedom Valley Drive

Oaks, Pennsylvania 19456

Telephone No: 1-800-932-7781

BY AND IN EXCHANGE FOR SHARES OF

Certain Federated Hermes Funds

4000 Ericsson Drive

Warrendale, Pennsylvania 15086-7561

Telephone No: 1-800-341-7400

This Prospectus/Proxy Statement describes reorganizations (each a “Reorganization” and, collectively, the “Reorganizations”) to be effected pursuant to separate Agreements and Plans of Reorganization (each a “Plan” and, collectively, as applicable, the “Plans”), upon which shareholders of the funds described below will be asked to vote at a Special Meeting to be held at 10:00 a.m. (Eastern time), on September 10, 2021. Due to the public health impact of the coronavirus pandemic (“COVID-19”), the Special Meeting will not be held in person but rather will be held as a virtual meeting. Under the Plans, the portfolios (each, a “Hancock Horizon Fund” or “Reorganizing Fund” and collectively the “Hancock Horizon Funds” or “Reorganizing Funds”) of The Advisors’ Inner Circle Fund II (the “AIC Trust” or “Reorganizing Fund Registrant”) as described in the chart below, will transfer all or substantially all of their assets (except certain deferred or prepaid expenses, certain tax reclaims and amounts reserved for payment of Reorganizing Fund liabilities) to Federated Hermes MDT Small Cap Core Fund (the “Federated Hermes Fund” or “Surviving Fund”), a portfolio of Federated Hermes MDT Series (the “Federated Hermes Registrant”) in exchange for shares and classes of the Federated Hermes Fund as set forth in the chart below:

REORGANIZING FUND (each a series of The Advisors’ Inner Circle Fund II)	SURVIVING FUND
Hancock Horizon Burkenroad Small Cap Fund	Federated Hermes MDT Small Cap Core Fund, a portfolio of Federated Hermes MDT Series Trust
Institutional Class Shares	Institutional Shares
Investor Class Shares	Class A Shares
Class D Shares	Class A Shares
Hancock Horizon Microcap Fund	Federated Hermes MDT Small Cap Core Fund, a portfolio of Federated Hermes MDT Series Trust
Institutional Class Shares	Institutional Shares
Investor Class Shares	Class A Shares

The Hancock Horizon Funds and the Federated Hermes Fund are sometimes referred to individually as a “Fund” and, collectively, as applicable, as the “Funds.”

The Board of Trustees of the AIC Trust determined that participation by each Hancock Horizon Fund in its respective Reorganization is in the best interests of such Hancock Horizon Fund and its shareholders. The Board of Trustees of the Federated Hermes Fund determined that participation by the Federated Hermes Fund in each Reorganization is in the best interests of such Federated Hermes Fund. Information on the rationale for the Reorganizations is included in this Prospectus/Proxy Statement in the section entitled “Summary – Reasons for the Proposed Reorganizations.” For purposes of this Prospectus/Proxy Statement, the Board of Trustees of the AIC Trust and the Board of Trustees of the Federated Hermes Funds are each referred to, as applicable, as the “Board.”

Federated Hermes MDT Small Cap Core Fund is managed by Federated MDTA LLC (the “Federated Hermes Funds Adviser”), an indirect wholly-owned subsidiary of Federated Hermes, Inc. (“Federated Hermes”). Each Reorganizing Fund is managed by Horizon Advisers (the “Hancock Horizon Funds Adviser”), an unincorporated division of Hancock Whitney Bank, which is a subsidiary of Hancock Whitney Corporation.

The Hancock Horizon Funds Adviser also advises seven other mutual funds that are not part of this Prospectus/Proxy Statement. Shareholders of those other Hancock Horizon funds are voting on a similar proposal that involves their Hancock Horizon Fund reorganizing into a corresponding fund in the Federated Hermes family of funds, as described in a separate prospectus/proxy statement. Accordingly, if you own shares of other Hancock Horizon Funds not included in this Prospectus/Proxy Statement, you may receive more than one prospectus/proxy statement. If shareholder approval is not obtained at the Special Meeting for any Reorganization, such Reorganization may occur on a separate date from the other Reorganizations, including those that are not part of this Prospectus/Proxy Statement, or may not occur.

The Reorganizations are expected to be tax-free reorganizations under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). For information on the federal income tax consequences of the Reorganizations, see “Summary – Tax Consequences.” However, each Hancock Horizon Fund will distribute any undistributed income and realized capital gains accumulated prior to the Reorganization to its shareholders. These distributions, if any, will be taxable to investors who hold their shares in a taxable account.

This Prospectus/Proxy Statement should be retained for future reference. It sets forth concisely the information about the Funds that a prospective investor should know before investing and it should be read and retained by investors for future reference.

Additional information about the Funds is available in the following documents which are incorporated by reference into (and therefore legally part of) this Prospectus/Proxy Statement:

1.	Statement of Additional Information (“SAI”) relating to this Prospectus/Proxy Statement dated July 12, 2021.

2.	Prospectus and SAI, as supplemented, for the Federated Hermes MDT Small Cap Core Fund dated September 30, 2020 (File Nos.: 811-21904 and 33-134468).

3.	Prospectus and SAI, as supplemented, for the Hancock Horizon Funds dated May 1, 2021 (File Nos. 811-07102 and 33-50718).

4.	Annual Report for Federated Hermes MDT Small Cap Core Fund dated July 31, 2020 (File Nos.: 811-21904 and 33-134468);

5.	Semi-Annual Report for Federated Hermes MDT Small Cap Core Fund dated January 31, 2021 (File Nos.: 811-21904 and 33-134468);

6.	Annual Report for the Reorganizing Funds dated December 31, 2020 (File Nos. 811-07102 and 33-50718);

Copies of these materials and other information about the Hancock Horizon Funds and the Federated Hermes Fund may be obtained without charge by writing or calling the Funds at the addresses and telephone numbers shown on the previous pages. Reports and other information about the Hancock Horizon Funds and the Federated Hermes Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You may obtain copies of this information by electronic request, after paying a duplicating fee, to the following e-mail address: publicinfo@sec.gov.

Shareholders of record of the Hancock Horizon Funds as of June 14, 2021 (the “Record Date”) are entitled to receive this Prospectus/Proxy Statement and to vote at the Special Meeting.

An investment in the Funds is not a deposit of Hancock Whitney Bank or Federated Hermes and is neither insured nor guaranteed by the Federal Deposit Insurance Corporation, any other government agency, Hancock Whitney Bank or any other bank, or Federated Hermes. An investment in the Funds involves investment risks, including possible loss of the principal amount invested.

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

No person has been authorized to give any information or to make any representations other than those contained in this Prospectus/Proxy Statement and in the materials expressly incorporated herein by reference and, if given or made, such other information or representations must not be relied upon as having been authorized by the Funds.

Shares of the Funds offered by this Prospectus/Proxy Statement are not deposits or obligations of, or guaranteed or endorsed by, any bank. Shares of the Funds are not federally insured by, guaranteed by, obligations of, or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency. An investment in the Funds involves investment risks, including possible loss of the principal amount invested.

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SUMMARY

This Summary is qualified in its entirety by reference to the additional information contained elsewhere in this Prospectus/Proxy Statement, or incorporated by reference into this Prospectus/Proxy Statement.

If the proposed Reorganizations are approved, under the Agreements and Plans of Reorganization (each a “Plan” and, collectively, as applicable, the “Plans”), the Hancock Horizon Funds, will transfer all or substantially all of their assets (except for deferred or prepaid expenses, certain tax reclaims, and amounts reserved for payment of Reorganizing Fund liabilities, which, with respect to each Reorganization, currently are not expected to be material in amount when the Reorganization is consummated on the Closing Date (as defined below)) to the Federated Hermes MDT Small Cap Core Fund in exchange for shares of the applicable share class(es) of the Federated Hermes MDT Small Cap Core Fund. The shares of the Federated Hermes MDT Small Cap Core Fund then will be distributed pro rata by the Hancock Horizon Funds to their shareholders in complete liquidation, dissolution and termination of the Hancock Horizon Funds. The Federated Hermes Fund will be the legal and accounting survivor in each Reorganization. The forms of the Plans are attached to this Prospectus/Proxy Statement as Annex A.

REORGANIZING FUND (each a series of The Advisors’ Inner Circle Fund II)	SURVIVING FUND
Hancock Horizon Burkenroad Small Cap Fund	Federated Hermes MDT Small Cap Core Fund, a series of Federated Hermes MDT Series Trust
Institutional Class Shares	Institutional Shares
Investor Class Shares	Class A Shares
Class D Shares	Class A Shares
Hancock Horizon Microcap Fund	Federated Hermes MDT Small Cap Core Fund, a series of Federated Hermes MDT Series Trust
Institutional Class Shares	Institutional Shares
Investor Class Shares	Class A Shares

The Hancock Horizon Funds and the Federated Hermes Fund are sometimes referred to as a “Fund” and, collectively, as applicable, the “Funds.”

As a result of the Reorganizations, the owners of shares of each respective Hancock Horizon Fund will become the owners of shares of the Federated Hermes Fund having a total net asset value (“NAV”) equal to the total NAV of his or her holdings in each corresponding Hancock Horizon Fund on the Closing Date, subject to the following: at the time of the Reorganization, the value of the assets of each Hancock Horizon Fund will be determined in accordance with the Federated Hermes Fund’s valuation procedures (although it is not anticipated that the use of Federated Hermes’ valuation procedures will result in a material revaluation of a Hancock Horizon Fund’s assets at the time of the Reorganization). Although there are differences in the valuation procedures for the Hancock Horizon Funds and the Federated Hermes Funds, the Funds have agreed to use commercially reasonable efforts to work together to resolve any material differences as described in more detail in the Plans. Material changes to the cash value of your investment based on any such differences in valuation procedures are not anticipated.

After the distributions of the Federated Hermes Fund shares are made by the Hancock Horizon Funds, the Hancock Horizon Funds will have no shares of beneficial interest outstanding. Certificates representing shares of the Hancock Horizon Funds, if any, should be turned in to the Hancock Horizon Funds and will be canceled upon consummation of the Reorganizations. Each Hancock Horizon Fund may stop accepting new accounts and/or investments from existing accounts a few days prior to the Closing Date of its Reorganization in order to facilitate the orderly transfer of portfolio securities to the Federated Hermes Fund as part of its Reorganization. As soon as practicable after the distribution and liquidation of the Hancock Horizon Funds described above, the Board of the AIC Trust will take steps to wind down the Hancock Horizon Funds’ affairs and to have the

Hancock Horizon Funds’ existence dissolved and terminated in accordance with applicable law and other applicable requirements. Each Reorganization will result in a complete liquidation, dissolution and termination of the Hancock Horizon Fund involved in such Reorganization.

For a comparison of the investment objectives, policies and risks of the Hancock Horizon Funds and the Federated Hermes Fund, see “Summary – Comparison of Investment Objectives, Policies and Risks.” Information concerning shares of the Federated Hermes Fund as compared to shares of the Hancock Horizon Funds is included in this Prospectus/Proxy Statement in the sections entitled “Summary – Comparative Fee Tables” and “Information About the Reorganizations – Description of the Hancock Horizon Funds and Federated Hermes Fund Capitalization.”

Financial Highlights for the Federated Hermes Fund are attached to this Prospectus/Proxy Statement as Annex B.

For more complete information, please read the prospectuses and statements of additional information (“SAIs”) as detailed in the list of documents incorporated by reference above.

REASONS FOR THE PROPOSED REORGANIZATIONS

The Hancock Horizon Funds Adviser has determined to discontinue its sponsorship of the Hancock Horizon Funds which are parties to the Reorganizations. The Hancock Horizon Funds Adviser believes that the Reorganizations of the Hancock Horizon Funds into the Federated Hermes Fund will benefit the Hancock Horizon Funds’ shareholders through the Federated Hermes Fund’s broader distribution capacity potentially resulting in larger, more viable funds with the potential for greater diversification and investment opportunities. In addition, the Hancock Horizon Funds Adviser believes that each proposed Reorganization will potentially benefit each Hancock Horizon Fund due to: (1) the substantially larger scale across equity, fixed income and money market funds provided by Federated Hermes; (2) better distribution opportunities to continue to grow the Funds through Federated Hermes’ more established relationships with key financial intermediaries (which may further benefit the potential economies of scale); (3) Federated Hermes’ focused commitment to the asset management industry and its ability to reinvest in its core business; and (4) Federated Hermes’ willingness to support the Hancock Horizon Funds Adviser’s holistic exit of the mutual fund advisory business.

The Hancock Horizon Funds Adviser believes that Federated Hermes’ ability to provide services to shareholders (including compliance, legal, back office and shareholder services) and grow the Federated Hermes Fund through multiple distribution channels and experienced investment professionals benefits the Hancock Horizon Funds’ shareholders. As of March 31, 2021, the approximate net assets of the Hancock Horizon Funds and Federated Hermes Fund were as presented in the table below.

HANCOCK HORIZON FUNDS	NET ASSETS (in millions) (3/31/21)	FEDERATED HERMES FUND	NET ASSETS (in millions) (3/31/21)
Hancock Horizon Burkenroad Small Cap Fund (Institutional Class Shares, Investor Class Shares and Class D Shares)	$139.891	Federated Hermes MDT Small Cap Core Fund (Institutional Shares and Class A Shares)	$951.414
Hancock Horizon Microcap Fund (Institutional Class Shares and Investor Class Shares)	$13.726	Federated Hermes MDT Small Cap Core Fund (Institutional Shares and Class A Shares)	$951.414

In addition, the Hancock Horizon Funds Adviser believes that the Hancock Horizon Funds’ shareholders are expected to benefit from Federated Hermes’ experience in the mutual fund business, Federated Hermes’ investment management resources and the compatibility between the Hancock Horizon Funds and the Federated Hermes Fund in terms of investment objectives, strategies, risks and limitations. Please see “Summary – Comparison of Investment Objectives, Policies and Risks” and “Summary – Comparison of Investment Limitations” in this Prospectus/Proxy Statement for additional information.

The Hancock Horizon Funds Adviser and Federated Hermes Funds Adviser believe that the investment objectives, policies, risks and limitations of each Hancock Horizon Fund and the surviving Federated Hermes Fund are similar and that the Federated Hermes Fund has competitive expense ratios with lower gross expense ratios and net expense ratios after waivers when compared to the Hancock Horizon Funds.

As shown below, the Federated Hermes Fund has also outperformed each Hancock Horizon Fund for the 1-, 5- and 10-year periods ended March 31, 2021, although the Hancock Horizon Funds have outperformed the Federated Hermes Fund in certain annual periods. Shareholders should carefully review the “COMPARATIVE FEE TABLES” and “COMPARISON OF POTENTIAL RISKS AND REWARDS; PERFORMANCE INFORMATION” sections of the Prospectus/Proxy Statement to evaluate the fees and performance records of the Funds for each proposed Reorganization.

The performance information as of March 31, 2021 shown below will help you analyze each Fund’s investment risks in light of their historical returns.

Fund	1 Year	5 Year	10 Year
Hancock Horizon Burkenroad Small Cap Fund Institutional Class	92.57%	10.41%	9.58%
Federated Hermes MDT Small Cap Core Fund Institutional Shares	95.56%	15.34%	12.44%
Hancock Horizon Burkenroad Small Cap Fund Class D	91.57%	10.04%	9.26%
Hancock Horizon Burkenroad Small Cap Fund Investor Class	92.13%	10.20%	9.47%
Federated Hermes MDT Small Cap Core Fund Class A	95.17%	15.06%	12.16%
Hancock Horizon Microcap Fund Institutional Class	74.51%	5.68%	N/A
Federated Hermes MDT Small Cap Core Fund Institutional Shares	95.56%	15.34%	12.44%
Hancock Horizon Microcap Fund Investor Class	74.04%	5.41%	N/A
Federated Hermes MDT Small Cap Core Fund Class A	95.17%	15.06%	12.16%

The Reorganizations are also intended to be tax-free reorganizations under the Code for the Hancock Horizon Funds, their shareholders and the Federated Hermes Fund. As a non-waivable condition to the Reorganizations, the Hancock Horizon Funds and Federated Hermes Fund will receive opinions of counsel that the Reorganizations will be considered tax-free “reorganizations” under applicable provisions of the Code, so that no gain or loss will be recognized directly as a result of the Reorganizations by the Hancock Horizon Funds or the Federated Hermes Fund or the shareholders of the Hancock Horizon Funds. The Hancock Horizon Funds Adviser advised the Board of Trustees of the AIC Trust (the “AIC Board”) that it believes tax-free Reorganizations under the Code generally would be a preferable tax result for shareholders as compared to a liquidation of the Hancock Horizon Funds.

In addition, all fees and expenses incurred by the Funds in connection with the Reorganizations will be paid by the Hancock Horizon Funds Adviser or the Federated Hermes Funds Adviser, or their respective affiliates, as agreed between them, and not by Fund shareholders, except that: (1) the Federated Hermes Fund will bear expenses associated with the qualification of their shares for sale in various states on an as-incurred basis; and (2) to the extent that the Hancock Horizon Funds or Federated Hermes Fund dispose of portfolio securities in connection with the consummation of the proposed Reorganizations, the Funds may incur transaction expenses associated with the sale and purchase of such securities. The Funds shall be responsible for their respective transaction expenses associated with the sale and purchase of portfolio securities. The Hancock Horizon Funds may dispose of certain securities prior to the proposed Reorganizations being consummated to better align the portfolios of each Hancock Horizon Fund and the Federated Hermes Fund. As each security held by each Hancock Horizon Fund is eligible to be held by the Federated Hermes Fund, the amount of transaction costs incurred by the Hancock Horizon Funds and the Federated Hermes Fund in connection with these potential sales and acquisitions of portfolio securities is not expected to be material and is not expected to cause a material capital gain impact based on an analysis of each Fund’s portfolio as of June 30, 2021. Given that the Reorganizations, if approved, would not be consummated until on or about September 24, 2021, and given that the Hancock Horizon Funds Adviser may otherwise determine to sell any security as part of its normal investment decision making process and purchase replacement securities, it is difficult to determine which portfolio securities of the Hancock Horizon Funds will be sold in connection with the proposed Reorganizations.

COMPARISON OF INVESTMENT OBJECTIVES, POLICIES AND RISKS

This section will help you compare the investment objectives, policies and risks of the Hancock Horizon Funds with the Federated Hermes Fund. The investment objectives, policies and risks of the Funds are similar, although the Hancock Horizon Funds Adviser uses a different security selection process to purchase and sell securities for the Hancock Horizon Funds than the Federated Hermes Funds Adviser uses with respect to the Federated Hermes Fund. The differences in the Funds’ investment objectives, policies and risks are discussed below. While there is no assurance that any Fund will achieve its investment objectives, each Fund endeavors to do so by following the policies and strategies discussed below. Please be aware that the foregoing is only a summary, and this section is only a brief discussion. More complete information may be found in the prospectuses and SAIs of the Hancock Horizon Funds and the Federated Hermes Fund. See “Summary – Comparison of Investment Limitations” for a comparison of the Funds’ investment limitations.

The investment objectives for the Hancock Horizon Funds and the Federated Hermes Fund are fundamental and can only be changed with shareholder approval.

An investment in the Funds is not a deposit of Hancock Whitney Bank or Federated Hermes and is neither insured nor guaranteed by the Federal Deposit Insurance Corporation, any other government agency, Hancock Whitney Bank or any other bank, or Federated Hermes. An investment in the Funds involves investment risks, including possible loss of the principal amount invested.

Hancock Horizon Burkenroad Small Cap Fund – Federated Hermes MDT Small Cap Core Fund

Investment Objective

The Hancock Horizon Burkenroad Small Cap Fund and the Federated Hermes MDT Small Cap Core Fund each seek long-term capital appreciation.

Investment Policies and Strategies

Because the Hancock Horizon Burkenroad Small Cap Fund and the Federated Hermes MDT Small Cap Core Fund both refer to small cap securities in their names, the Funds have similar investment policies and strategies. The investment strategies of the Hancock Horizon Burkenroad Small Cap Fund and the Federated Hermes MDT Small Cap Core Fund differ in that the Hancock Horizon Burkenroad Small Cap Fund principally invests in small capitalization companies doing business in Alabama, Florida, Georgia, Louisiana, Mississippi and Texas, whereas the Federated Hermes MDT Small Cap Core Fund’s investments are not limited to a particular region in the U.S. In addition, the Hancock Horizon Burkenroad Small Cap Fund’s securities selection process is primarily driven by sales trends, market position and historic and expected earnings, whereas the Federated Hermes MDT

Small Cap Core Fund’s securities selection process implements a quantitative model driven by fundamental and technical stock selection variables. Those similarities and differences are reflected in the table below:

Hancock Horizon Burkenroad Small Cap Fund (Reorganizing Fund)	Federated Hermes MDT Small Cap Core Fund (Surviving Fund)

Under normal market conditions, the Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in common stocks and other equity securities of companies with small capitalizations located or doing business in Alabama, Florida, Georgia, Louisiana, Mississippi and Texas. This investment policy may be changed by the Fund upon 60 days’ prior written notice to shareholders. The Fund considers small capitalization companies to be those with market capitalizations, at the time of purchase, that fall within or below the current range of companies in the S&P Small Cap 600 Index, or below the average of the maximum market capitalizations of companies in the S&P Small Cap 600 Index as of January 31 of each of the three preceding years. As of January 31, 2021, the market capitalization range for the S&P Small Cap 600 Index was approximately $105 million to $17.8 billion. The other equity securities in which the Fund may invest include real estate investment trusts (“REITs”).

In selecting securities, the Adviser primarily considers sales and expense trends, market position, historic and expected earnings and dividends. The Adviser will diversify the Fund’s securities across industry sectors. The Adviser continually monitors the Fund’s portfolio and may sell a security when there is a fundamental change in the security’s prospects or better investment opportunities become available. The Fund will not automatically sell or cease to purchase stock of a company it already owns just because the company’s market capitalization grows above the Fund’s small-capitalization range.

The Adviser utilizes Tulane University’s Burkenroad Reports (the “Reports”) as a source of investment research and also employs its own fundamental research and quantitative analysis in its investment decision making. For more information about the Reports, see “More Information About the Burkenroad Reports.”

The Adviser independently verifies the information contained within the Reports and considers, but does not rely exclusively on, the Reports in making investment decisions for the Fund. The Fund will regularly invest in companies other than those covered by the Reports, and may not own shares of all of the companies covered by the Reports.

The Fund seeks to achieve its objective by investing primarily in the common stock of small U.S. companies. The investment adviser’s investment strategy utilizes a small-cap approach by selecting most of its investments from companies listed in the Russell 2000 Index, an index that measures the performance of the 2,000 smallest U.S. companies by market capitalization within the Russell 3000 Index (an index that includes the 3,000 largest U.S. companies by market capitalization, representing approximately 98% of the investable domestic equity market). As of July 31, 2020, companies in the Russell 2000 Index ranged in market capitalization from $0.9 million to $8.3 billion. The Fund’s investments may include, but are not limited to, equity securities of domestic issuers.

The Adviser implements its strategy using a quantitative model driven by fundamental and technical stock selection variables, including relative value, profit trends, capital structure and price history. This process seeks to impose strict discipline over stock selection, unimpeded by market or manager psychology. It seeks to maximize compound annual return while controlling risk. The process also takes into account trading costs in an effort to ensure that trades are generated only to the extent they are expected to be profitable on an after-trading-cost basis. Additionally, risk is controlled through diversification constraints which limit exposure to individual companies as well as groups of correlated companies. The investment adviser’s stock selection process is expected to result in investments in companies with both growth and value characteristics.

The Fund will invest its assets so that at least 80% of its net assets (plus any borrowings for investment purposes) are invested in small companies. The Fund will notify shareholders at least 60 days in advance of any change in its investment policies that would permit the Fund normally to invest less than 80% of its net assets (plus any borrowings for investment purposes) in small companies. For purposes of this limitation, small companies will be defined as companies with market capitalizations similar to companies in the Russell 2000 Index.

Hancock Horizon Burkenroad Small Cap Fund (Reorganizing Fund)	Federated Hermes MDT Small Cap Core Fund (Surviving Fund)
The Fund actively trades its portfolio securities in an attempt to achieve its investment objective. Active trading will cause the Fund to have an increased portfolio turnover rate and increase the Fund’s trading costs, which may have an adverse impact on the Fund’s performance. An active trading strategy will likely result in the Fund generating more short-term capital gains or losses. Short-term gains are generally taxed at a higher rate than long-term gains. Any short-term losses are used first to offset short-term gains.

Hancock Horizon Microcap Fund – Federated Hermes MDT Small Cap Core Fund

Investment Objective

The Hancock Horizon Microcap Fund and the Federated Hermes MDT Small Cap Core Fund each seek to provide long-term capital appreciation.

Investment Policies and Strategies

The Hancock Horizon Microcap Fund and Federated Hermes MDT Small Cap Core Fund both have investment policies and strategies that take into account market capitalizations, as both refer to company capitalization size in their names. Accordingly, their investment strategies and policies are generally similar. The Hancock Horizon Microcap Fund typically invests in common stock of micro-capitalization companies, while the Federated Hermes MDT Small Cap Core Fund typically invests in common stock of either micro- or small-capitalization companies. Each has policies to invest at least 80% of net assets in equity securities issued by micro-capitalization companies, or small-capitalization companies, respectively. The Hancock Horizon Microcap Fund and Federated Hermes MDT Small Cap Core Fund differ in that the Hancock Horizon Microcap Fund principally invests in equity securities of smaller market capitalization companies than the Federated Hermes MDT Small Cap Core Fund. Specifically, the Hancock Horizon Microcap Fund invests in companies with market capitalizations under $750 million, while the Federated Hermes MDT Small Cap Core Fund may generally invest in companies listed in the Russell 2000 Index, which represents a broader universe of potential investments than the Hancock Horizon Microcap Fund. Also, the Federated Hermes MDT Small Cap Core Fund utilizes a quantitative model as part of its security selection process, whereas the Hancock Horizon Microcap Fund does not. Those similarities and differences are reflected in the table below:

Hancock Horizon Microcap Fund (Reorganizing Fund)	Federated Hermes MDT Small Cap Core Fund (Surviving Fund)
Under normal market conditions, the Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of U.S. companies with micro capitalizations. The Fund may also invest in real estate investment trusts (“REITs”). This investment policy may be changed by the Fund upon 60 days’ prior written notice to shareholders. The securities in which the Fund invests are primarily common stock. The Fund considers micro-capitalization companies to be those with market capitalizations under $750 million at the time of purchase.	The Fund seeks to achieve its objective by investing primarily in the common stock of small U.S. companies. The investment adviser’s investment strategy utilizes a small-cap approach by selecting most of its investments from companies listed in the Russell 2000 Index, an index that measures the performance of the 2,000 smallest U.S. companies by market capitalization within the Russell 3000 Index (an index that includes the 3,000 largest U.S. companies by market capitalization, representing approximately 98% of the investable domestic equity market). As of July 31, 2020, companies in the

Hancock Horizon Microcap Fund (Reorganizing Fund)	Federated Hermes MDT Small Cap Core Fund (Surviving Fund)

In selecting securities, the Adviser primarily considers sales and expense trends, market position, historic and expected earnings and dividends. The Adviser continually monitors the Fund’s portfolio and may sell a security when there is a fundamental change in the security’s prospects or better investment opportunities become available. The Fund will not automatically sell or cease to purchase stock of a company it already owns just because the company’s market capitalization grows above the Fund’s micro-capitalization range. The Fund may buy and sell investments frequently, which could result in a high portfolio turnover rate.

Russell 2000 Index ranged in market capitalization from $0.9 million to $8.3 billion. The Fund’s investments may include, but are not limited to, equity securities of domestic issuers.

The Adviser implements its strategy using a quantitative model driven by fundamental and technical stock selection variables, including relative value, profit trends, capital structure and price history. This process seeks to impose strict discipline over stock selection, unimpeded by market or manager psychology. It seeks to maximize compound annual return while controlling risk. The process also takes into account trading costs in an effort to ensure that trades are generated only to the extent they are expected to be profitable on an after-trading-cost basis. Additionally, risk is controlled through diversification constraints which limit exposure to individual companies as well as groups of correlated companies. The investment adviser’s stock selection process is expected to result in investments in companies with both growth and value characteristics.

The Fund will invest its assets so that at least 80% of its net assets (plus any borrowings for investment purposes) are invested in small companies. The Fund will notify shareholders at least 60 days in advance of any change in its investment policies that would permit the Fund normally to invest less than 80% of its net assets (plus any borrowings for investment purposes) in small companies. For purposes of this limitation, small companies will be defined as companies with market capitalizations similar to companies in the Russell 2000 Index.

The Fund actively trades its portfolio securities in an attempt to achieve its investment objective. Active trading will cause the Fund to have an increased portfolio turnover rate and increase the Fund’s trading costs, which may have an adverse impact on the Fund’s performance. An active trading strategy will likely result in the Fund generating more short-term capital gains or losses. Short-term gains are generally taxed at a higher rate than long-term gains. Any short-term losses are used first to offset short-term gains.

COMPARISON OF INVESTMENT RISKS

The Hancock Horizon Funds and the Federated Hermes Fund have similar investment objectives and principal investment policies, and accordingly, although they are worded differently in certain instances, their principal risks are also generally similar in many respects. Below is a matrix comparing the investment risks applicable to each Hancock Horizon Fund and the Federated Hermes Fund, followed by summaries of the differences between the Funds. Many of these differences reflect non-substantive differences in the approach to disclosure taken by the Federated Hermes Fund as part of the Federated Hermes “family” of funds and the Hancock Horizon Funds as part of the Hancock Horizon “family” of funds. The actual risks of investing in each Fund depend on the securities held in the Fund’s portfolio and on market conditions, both of which change over time. Additionally, note that the Funds may describe or categorize the same risks differently. Where comparable risks are disclosed under different names, the name used by the Federated Hermes Fund is referenced below. To the extent a Fund does not have a principal risk included by the corresponding Fund, that Fund does not principally invest in that particular type of security in which the corresponding fund invests or otherwise is not exposed to the same principal risk as the corresponding Fund. Please be aware that the foregoing is only a summary, and this section is only a brief discussion. Each principal risk of the Federated Hermes Fund and any principal risk of a Hancock Horizon Fund for which the Federated Hermes Fund does not include a comparable principal risk is described in more detail below. A discussion of the principal risks associated with an investment in a Hancock Horizon Fund may be found in the Hancock Horizon Funds’ prospectus. In addition, each Fund has other investment policies, practices and restrictions which, together with the Fund’s related principal risks, are also set forth for each Hancock Horizon Fund in the Hancock Horizon Fund’s prospectus and SAI and, for the Federated Hermes Fund, summarized in this prospectus/proxy statement.

Comparison of Investment Risks

	Hancock Horizon Burkenroad Small Cap Fund	Federated Hermes MDT Small Cap Core Fund	Hancock Horizon Microcap Fund	Federated Hermes MDT Small Cap Core Fund
Micro-Capitalization Company Risk			X
Portfolio Turnover Risk		X	X	X
Quantitative Modeling Risk		X		X
Regional Focus Risk	X
REITs Risk	X	X	X	X
Risk Related to the Economy / Market		X		X
Risk Related to Investing for Growth		X		X
Risk Related to Investing for Value		X		X
Sector Risk		X		X
Small-Cap Company Risk	X	X		X
Stock Market / Equity Risk	X	X	X	X

Micro-Capitalization Company Risk (Hancock Horizon Funds only) — The microcapitalization companies that the Fund invests in may be newly formed or in the early stages of development with limited product lines, markets or financial resources. Therefore, microcapitalization companies may be less financially secure than large-, mid- or small-capitalization companies and may be more vulnerable to key personnel losses due to reliance on a smaller number of management personnel. In addition, there may be less public information available about these companies. Micro-capitalization stock prices may be more volatile than large-, mid- and small-capitalization companies and such stocks may be more thinly traded and thus difficult for the Fund to buy and sell in the market. Investing in micro-capitalization companies requires a longer term investment view and may not be appropriate for all investors. The Fund is also subject to the risk that the Fund’s particular investment style, which focuses on micro-capitalization stocks, may underperform other segments of the equity market or the equity market as a whole.

Portfolio Turnover Risk. The market value of the long and short positions in the Fund will not always be equal because of continuous changes in the prices of securities. The Fund expects that the advisor will need to frequently rebalance its long and short positions. The Fund’s holdings will also need to reflect changes in the universe of securities the Adviser considers undervalued or overvalued. As a result, the Fund is expected to experience a high portfolio turnover rate, possibly in excess of 100%.

Quantitative Modeling Risk. The Fund employs quantitative models as a management technique. These models examine multiple economic factors using various proprietary and third-party data. The results generated by quantitative analysis may perform differently than expected and may negatively affect Fund performance for various reasons (for example, human judgment, data imprecision, software or other technology malfunctions, or programming inaccuracies). The Adviser’s security selection process may not eliminate all stock market risk factors associated with the long and short positions it establishes for the Fund. It is possible that the stocks the Fund holds long will decline in value at the same time that the stocks it holds short increase in value, thereby increasing potential losses to the Fund. Any gain from a short position may be partially or totally offset by a decline in a long position, or vice versa.

Regional Focus Risk (Hancock Horizon Funds only) — The Fund’s concentration of investments in securities of companies located or doing business in Alabama, Louisiana, Mississippi, Florida, Georgia and Texas subjects the Fund to economic conditions and government policies within those states. As a result, the Fund will be more susceptible to factors that adversely affect companies located or doing business in those states than a mutual fund that does not have as great a concentration in those states.

Real Estate Investment Trust (REIT) Risk. Real estate investment trusts (REITs) carry risks associated with owning real estate, including the potential for a decline in value due to economic or market conditions.

Risk Related to the Economy / Market. Notwithstanding the Fund’s investment objective, the value of the Fund’s portfolio may decline in tandem with a drop in the overall value of the markets in which the Fund invests and/or other markets. Economic, political and financial conditions, industry or economic trends and developments or public health risks, such as epidemics or pandemics, may, from time to time, and for varying periods of time, cause the Fund to experience volatility, illiquidity, shareholder redemptions and/or other potentially adverse effects.

Risk Related to Investing for Growth. Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. Additionally, growth stocks may not pay dividends or may pay lower dividends than value stocks.

Risk Related to Investing for Value. Due to their relatively low valuations, value stocks are typically less volatile than growth stocks. Additionally, value stocks tend to have higher dividends than growth stocks. This means they depend less on price changes for returns and may lag behind growth stocks in an up market. The value approach to stock selection also carries the risk that the market will not recognize a security’s intrinsic value for a long time (if ever), or that a stock judged to be undervalued may actually be appropriately priced.

Sector Risk. Because the Fund may allocate relatively more assets to certain industry sectors than others, the Fund’s performance may be more susceptible to any developments which affect those sectors emphasized by the Fund.

Small-Cap Company Risk. The Fund may invest in small capitalization (or “small-cap”) companies. Small-cap companies may have less liquid stock, a more volatile share price, unproven track records, a limited product or service base and limited access to capital. The above factors could make small-cap companies more likely to fail than larger companies, and increase the volatility of the Fund’s portfolio, performance and Share price.

Stock Market / Equity Risk. The value of equity securities in the Fund’s portfolio will fluctuate and, as a result, the Fund’s Share price may decline suddenly or over a sustained period of time. Information publicly available about a company, whether from the company’s financial statements or other disclosures or from third parties, or information available to some but not all market participants, can affect the price of a company’s shares in the market. Among other factors, equity securities may decline in value because of an increase in interest rates or changes in the stock market. Recent and potential future changes in industry and/or economic trends, as well as changes in monetary policy made by central banks and/or their governments, also can affect the level of interest rates and contribute to the development of or increase in volatility, illiquidity, shareholder redemptions and other adverse effects (such as a decline in a company’s stock price), which could negatively impact the Fund’s performance.

Hancock Horizon Burkenroad Small Cap Fund – Federated Hermes MDT Small Cap Core Fund

Each Fund primarily invests in a universe of equity securities of small capitalization companies, including real estate investment trusts (“REITs”). Accordingly, each Fund’s principal investment risks include the risks of investing in such securities, including, for example, risks related to the stock market and equity investing, and risks related to the economy. The following is additional information regarding certain risks of investing in the Funds.

The Hancock Horizon Burkenroad Small Cap Fund also includes a principal risk factor for its regional focus on certain states located in the southern United States. The Federated Hermes MDT Small Cap Core Fund does not contain such a principal risk because its investment strategy is not principally focused on companies located within a particular region of the United States. The Federated Hermes MDT Small Cap Core Fund has principal risks regarding its quantitative investing model, risks related to investing for growth and value, and sector risk. The Hancock Horizon Burkenroad Small Cap Fund does not contain such risks primarily because it does not utilize a quantitative model as part of its stock selection process.

Hancock Horizon Microcap Fund – Federated Hermes MDT Small Cap Core Fund

Each Fund primarily invests in equity securities issued by small-capitalization companies, though the Hancock Horizon Microcap Fund focuses on the smallest issuers within the category. Specifically, the Hancock Horizon Microcap Fund invests in companies with market capitalizations under $750 million, while the Federated Hermes MDT Small Cap Core Fund may generally invest in companies listed in the Russell 2000 Index, which represents a broader universe of potential investments than the Hancock Horizon Microcap Fund. Each Fund’s principal investment risks include the risks of investing in such securities, including, for example, small- and micro-cap company risk, REITs risk, and general market and equity investing risk.

The Federated Hermes MDT Small Cap Core Fund includes a principal risk factor for the use of its quantitative model and other risks related to such model that the Hancock Horizon Microcap Fund does not.

COMPARISON OF INVESTMENT LIMITATIONS

Each Fund has fundamental investment limitations which cannot be changed without shareholder approval, and non-fundamental investment limitations which may be changed with Board approval but without shareholder approval. The summary below is qualified in its entirety by the description of the fundamental limitations of the Federated Hermes Fund and each Hancock Horizon Fund that follows. The limitations for the Federated Hermes Fund and each Hancock Horizon Fund are generally similar, although there are certain differences in the language and templates of the applicable policies attributable primarily to the fact that the Federated Hermes Fund is part of the Federated Hermes “family” of funds and the Hancock Horizon Funds are part of the Hancock Horizon “family” of funds. For example, one Fund may frame a policy as “to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom,” while the other Fund frames the policy using applicable language from the 1940 Act and such rules, regulations and exemptions. Additionally, one Fund may include non-fundamental policies that restate requirements under the 1940 Act and the rules thereunder (such as a 15% limit on investing in illiquid securities) while the other Fund does not restate such requirement, but is otherwise still subject to the same requirement. To the extent a Hancock Horizon Fund and the Federated Hermes Fund have similar limitations, but one Fund’s limitation is fundamental, while the other Fund’s is non-fundamental, this represents a difference as to whether shareholder approval is required to change such limitation.

Key differences between the investment objectives and fundamental and non-fundamental policies of the Federated Hermes Fund as compared to the Hancock Horizon Funds are summarized below:

Hancock Horizon Burkenroad Small Cap Fund – Federated Hermes MDT Small Cap Core Fund

While each Fund has a fundamental policy to not make loans if, as a result, more than 33 1/3% of the Fund’s total assets would be loaned to other parties outside of certain enumerated exceptions, Federated Hermes MDT Small Cap Core Fund may also make loans to affiliated investment companies in accordance with SEC exemptive relief (although, to date, it has not done so).

The Hancock Horizon Burkenroad Small Cap Fund has a fundamental policy to not purchase or sell physical commodities or commodities contracts except that the Fund may purchase commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts. The Federated Hermes MDT Small Cap Core Fund has a fundamental policy that permits the Fund to invest in commodities to the maximum extent permitted under the 1940 Act.

The Hancock Horizon Burkenroad Small Cap Fund has a non-fundamental policy under normal market conditions to invest at least 80% of its net assets, plus any borrowings for investment purposes, in common stocks and other equity securities of companies with small capitalizations located or doing business in Alabama, Florida, Georgia, Louisiana, Mississippi and Texas. The Federated Hermes MDT Small Cap Core Fund has a non-fundamental policy to invest its assets so that at least 80% of its net assets (plus any borrowings for investment purposes) are invested in small companies.

The Hancock Horizon Burkenroad Small Cap Fund has a non-fundamental policy to not purchase securities while its borrowing exceeds 5% of its total assets. The Federated Hermes MDT Small Cap Core Fund has no such policy.

Hancock Horizon Microcap Fund – Federated Hermes MDT Small Cap Core Fund

While each Fund has a fundamental policy to not make loans if, as a result, more than 33 1/3% of the Fund’s total assets would be loaned to other parties outside of certain enumerated exceptions, Federated Hermes MDT Small Cap Core Fund may also make loans to affiliated investment companies in accordance with SEC exemptive relief (although, to date, it has not done so).

The Hancock Horizon Microcap Fund has a non-fundamental policy under normal market conditions to invest at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of U.S. companies with micro capitalizations. The Federated Hermes MDT Small Cap Core Fund has a non-fundamental policy to invest its assets so that at least 80% of its net assets (plus any borrowings for investment purposes) are invested in small companies.

The following charts compare the fundamental limitations of the Hancock Horizon Funds and the Federated Hermes Fund. While shareholder approval is required to change a fundamental limitation, non-fundamental limitations may be changed by a Fund’s Board without shareholder approval.

Hancock Horizon Burkenroad Small Cap Fund – Federated Hermes MDT Small Cap Core Fund

	Hancock Horizon Burkenroad Small Cap Fund	Federated Hermes MDT Small Cap Core Fund
Fundamental Policies:
Diversification:	The Fund may not purchase securities of any issuer (except securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements involving such securities) if, as a result, more than 5% of the total assets of the Fund would be invested in the securities of such issuer or more than 10% of the outstanding voting securities of such issuer would be owned by the Fund on the last day of each fiscal quarter. This restriction applies to 75% of the Fund’s total assets.	With respect to securities comprising 75% of the value of its total assets, the Fund will not purchase securities of any one issuer (other than: cash; cash items; securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such U.S. government securities; and securities of other investment companies) if, as a result, more than 5% of the value of its total assets would be invested in the securities of that issuer, or the Fund would own more than 10% of the outstanding voting securities of that issuer.

Concentration:

The Fund may not purchase any securities which would cause 25% or more of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry. This limitation does not apply to: (i) investments in the obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities; and (ii) repurchase agreements involving such securities.

For purposes of this limitation: (i) utility companies will be classified according to their services, for example, gas distribution, gas transmission, electric and telephone will each be considered a separate industry; (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will

The Fund will not make investments that will result in the concentration of its investments in the securities of issuers primarily engaged in the same industry. For purposes of this restriction, the term concentration has the meaning set forth in the 1940 Act, any rule or order thereunder, or any SEC staff interpretation thereof. Government securities and municipal securities will not be deemed to constitute an industry.

	Hancock Horizon Burkenroad Small Cap Fund	Federated Hermes MDT Small Cap Core Fund
each be considered a separate industry; (iii) supranational entities will be considered to be a separate industry; and (iv) asset-backed securities secured by distinct types of assets, such as truck and auto loan leases, credit card receivables and home equity loans, will each be considered a separate industry.

Borrowing & Senior Securities:

The Fund may not borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies that either obligate the Fund to purchase securities or require the Fund to segregate assets are not considered to be borrowing. Asset coverage of at least 300% is required for all borrowing, except where the Fund has borrowed money for temporary purposes in an amount not exceeding 5% of its total assets.

The Fund may not issue senior securities (as defined in the 1940 Act) except as permitted by rule, regulation or order of the SEC.

The Fund may borrow money, directly or indirectly, and issue senior securities to the maximum extent permitted under the 1940 Act, any rule or order thereunder, or any SEC staff interpretation thereof.

Lending:	The Fund may not make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the Fund may: (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.	The Fund may not make loans if, as a result, more than 33 1/3% of the Fund’s total assets would be loaned to other parties, except that the Fund may: (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; (iii) lend its securities; and (iv) it may make loans to affiliated investment companies in accordance with SEC exemptive relief.

Underwriting:	The Fund may not act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.	The Fund may not underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933.

	Hancock Horizon Burkenroad Small Cap Fund	Federated Hermes MDT Small Cap Core Fund
Commodities and Real Estate:	The Fund may not purchase or sell real estate, real estate limited partnership interests, physical commodities or commodities contracts except that the Fund may purchase commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

The Fund may not purchase or sell real estate, provided that this restriction does not prevent the Fund from investing in issuers which invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein. The Fund may exercise its rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

The Fund may invest in commodities to the maximum extent permitted under the 1940 Act.

Non-Fundamental Policies:
80% Policy:	The Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in common stocks and other equity securities of companies with small capitalizations located or doing business in Alabama, Florida, Georgia, Louisiana, Mississippi and Texas.	The Fund will invest its assets so that at least 80% of its net assets (plus any borrowings for investment purposes) are invested in small companies. The Fund will notify shareholders at least 60 days in advance of any change in its investment policies that would permit the Fund normally to invest less than 80% of its net assets (plus any borrowings for investment purposes) in small companies. For purposes of this limitation, small companies will be defined as companies with market capitalizations similar to companies in the Russell 2000® Index.

	The Fund may not purchase securities on margin or effect short sales, except that the Fund may: (i) obtain short-term credits as necessary for the clearance of security transactions; (ii) provide initial and variation margin payments in connection with transactions involving futures contracts and options on such contracts; and (iii) make short sales “against the box” or in compliance with the SEC’s position regarding the asset segregation requirements imposed by Section 18 of the 1940 Act.	The Fund will not purchase securities on margin, provided that the Fund may obtain short-term credits necessary for the clearance of purchases and sales of securities, and further provided that the Fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

Hancock Horizon Burkenroad Small Cap Fund	Federated Hermes MDT Small Cap Core Fund
The Fund may not purchase securities of other investment companies except as permitted by the 1940 Act, the rules and regulations thereunder or pursuant to an exemption therefrom.

The Fund may not purchase securities while its borrowing exceeds 5% of its total assets.

The Fund will not mortgage, pledge or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities.

As a matter of non-fundamental operating policy, the Fund will not exclude domestic bank instruments or foreign bank instruments from industry concentration limitations so long as it is the SEC staff’s view that such instruments should not be excluded from industry concentration tests.

The Fund applies its concentration of investments restrictions as follows:

•  Utility companies will be divided according to their services; for example, gas, gas transmission, electric and telephone will each be considered a separate industry;

•  Financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; and

•  Asset-backed securities will be classified according to the underlying assets securing such securities.

Hancock Horizon Microcap Fund – Federated Hermes MDT Small Cap Core Fund

	Hancock Horizon Microcap Fund	Federated Hermes MDT Small Cap Core Fund
Fundamental Policies:
Diversification:	The Fund may not purchase securities of an issuer that would cause the Fund to fail to satisfy the diversification requirement for a diversified management company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.	With respect to securities comprising 75% of the value of its total assets, the Fund will not purchase securities of any one issuer (other than: cash; cash items; securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such U.S. government securities; and securities of other investment companies) if, as a result, more than 5% of the value of its total assets would be invested in the securities of that issuer, or the Fund would own more than 10% of the outstanding voting securities of that issuer.

Concentration:	The Fund may not concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.	The Fund will not make investments that will result in the concentration of its investments in the securities of issuers primarily engaged in the same industry. For purposes of this restriction, the term concentration has the meaning set forth in the 1940 Act, any rule or order thereunder, or any SEC staff interpretation thereof. Government securities and municipal securities will not be deemed to constitute an industry.

Borrowing & Senior Securities:	The Fund may not borrow money or issue senior securities (as defined under the 1940 Act), except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.	The Fund may borrow money, directly or indirectly, and issue senior securities to the maximum extent permitted under the 1940 Act, any rule or order thereunder, or any SEC staff interpretation thereof.

Lending:	The Fund may not make loans, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.	The Fund may not make loans if, as a result, more than 33 1/3% of the Fund’s total assets would be loaned to other parties, except that the Fund may: (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements;

	Hancock Horizon Microcap Fund	Federated Hermes MDT Small Cap Core Fund
(iii) lend its securities; and (iv) it may make loans to affiliated investment companies in accordance with SEC exemptive relief.

Underwriting:	The Fund may not underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.	The Fund may not underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933.

Commodities and Real Estate:	The Fund may not purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

The Fund may not purchase or sell real estate, provided that this restriction does not prevent the Fund from investing in issuers which invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein. The Fund may exercise its rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

The Fund may invest in commodities to the maximum extent permitted under the 1940 Act.

Non-Fundamental Policies:
80% Policy:	The Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of U.S. companies with micro capitalizations.	The Fund will invest its assets so that at least 80% of its net assets (plus any borrowings for investment purposes) are invested in small companies. The Fund will notify shareholders at least 60 days in advance of any change in its investment policies that would permit the Fund normally to invest less than 80% of its net assets (plus any borrowings for investment purposes) in small companies. For purposes of this limitation, small companies will be defined as companies with market capitalizations similar to companies in the Russell 2000® Index.

Hancock Horizon Microcap Fund	Federated Hermes MDT Small Cap Core Fund
The Fund may not make loans if, as a result, more than 33 1/3% of its total net assets would be lent to other parties, except that the Fund may: (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.	The Fund will not mortgage, pledge or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities.

The Fund will not purchase securities on margin, provided that the Fund may obtain short-term credits necessary for the clearance of purchases and sales of securities, and further provided that the Fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

As a matter of non-fundamental operating policy, the Fund will not exclude domestic bank instruments or foreign bank instruments from industry concentration limitations so long as it is the SEC staff’s view that such instruments should not be excluded from industry concentration tests.

The Fund applies its concentration of investments restrictions as follows:

•  Utility companies will be divided according to their services; for example, gas, gas transmission, electric and telephone will each be considered a separate industry;

•  Financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; and

•  Asset-backed securities will be classified according to the underlying assets securing such securities.

COMPARATIVE FEE TABLES

Like all mutual funds, the Hancock Horizon Funds and Federated Hermes Fund incur certain expenses in their operations, and, investors pay fees and expenses to buy, hold and sell shares of a Fund.

The tables below describe (1) the actual fees and expenses for the Hancock Horizon Funds for the fiscal year ended December 31, 2020; (2) the actual fees and expenses for the Federated Hermes Fund for the fiscal six-month period ended January 31, 2021; and (3) the anticipated pro forma fees and expenses of the Federated Hermes Fund on a combined basis after giving effect to each Reorganization. The Federated Hermes Fund is expected to be the legal, tax and accounting survivor of each Reorganization.

These tables do not include Federated Hermes Fund share classes not involved in the Reorganization.

Shareholder Fees and Annual Fund Operating Expenses

The following tables compare the shareholder fees and expense ratios of the Institutional (“IS”), Investor (“I”), and Class D Shares (“D”), as applicable, of the Hancock Horizon Funds, against the corresponding expense ratios of the Institutional (“IS”) and Class A Shares (“A”) of the Federated Hermes Fund, including on a pro forma basis after giving effect to each Reorganization. Any “fee limits” disclosed in a footnote to the charts below for the Federated Hermes Fund (which were taken from the prospectus fee tables) will be in effect for at least one year from the closing date of a Reorganization.

These tables describe the fees and expenses that you may pay if you buy, hold and sell the applicable classes of the Funds. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and expense examples below.

Hancock Horizon Burkenroad Small Cap Fund – Federated Hermes MDT Small Cap Core Fund

		Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	Maximum Sales Charge (Load ) Imposed on Reinvested Dividends (and other distributions)	Redemption Fee (as a percentage of amount redeemed, if applicable)	Exchange Fee
Hancock Horizon Burkenroad Small Cap Fund	IS	None	None	None	None	None
Federated Hermes MDT Small Cap Core Fund	IS	None	None	None	None	None
Hancock Horizon Burkenroad Small Cap Fund	I	None	None	None	None	None
Federated Hermes MDT Small Cap Core Fund	A	5.50%	0.00%	None	None	None
Hancock Horizon Burkenroad Small Cap Fund	D	None	None	None	None	None
Federated Hermes MDT Small Cap Core Fund	A	5.50%	0.00%	None	None	None

		Management Fee	Distribution (12b-1) Fee	Other Expenses[1]	Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses	Fee Waiver and Expense Reimbursement	Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement
Hancock Horizon Burkenroad Small Cap Fund	IS	0.80%	None	0.41%	None	1.21%	(0.21)%[2]	1.00%
Federated Hermes MDT Small Cap Core Fund	IS	0.80%	None	0.26%	None	1.06%	(0.17)%[3]	0.89%
Federated Hermes MDT Small Cap Core Fund (Combined Pro Forma)	IS	0.80%	None	0.25%	None	1.05%	(0.16)%[3]	0.89%
Hancock Horizon Burkenroad Small Cap Fund	I	0.80%	None	0.66%	None	1.46%	(0.21)%[2]	1.25%
Federated Hermes MDT Small Cap Core Fund	A	0.80%	0.00%[4]	0.61%	None	1.41%	(0.27)%[3]	1.14%
Federated Hermes MDT Small Cap Core Fund (Combined Pro Forma)	A	0.80%	0.00%[4]	0.55%	None	1.35%	(0.21)%[3]	1.14%
Hancock Horizon Burkenroad Small Cap Fund	D	0.80%	0.25%	0.66%	None	1.71%	(0.21)%[1]	1.50%
Federated Hermes MDT Small Cap Core Fund	A	0.80%	0.00%[4]	0.61%	None	1.41%	(0.27)%[3]	1.14%
Federated Hermes MDT Small Cap Core Fund (Combined Pro Forma)	A	0.80%	0.00%[4]	0.55%	None	1.35%	(0.21)%[3]	1.14%

[1]

Each Fund’s Other Expenses, the majority of which are Fund level expenses, also includes class-specific expenses associated with the payment of fees to third parties for the provision of shareholder services. See “Summary – Investment Advisory Fees and Other Fees/Expenses – Service Fees” for a discussion of such fees, including the amounts payable by each class of the Funds.

[2]

The Hancock Horizon Funds Adviser has contractually agreed to waive fees and reimburse expenses to the extent necessary to keep Total Annual Fund Operating Expenses (excluding interest, taxes, acquired fund fees and expenses, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and extraordinary expenses (collectively, “excluded expenses”)) from exceeding 1.00%, 1.25% and 1.50% of the Fund’s average daily net assets of the Institutional Class, Investor Class and Class D Shares, respectively, until May 31, 2022 (the “expense caps”). In addition, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the expense caps to recoup all or a portion of its prior fee waivers or expense reimbursements made during the three-year period preceding the recoupment if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the expense caps: (i) at the time of the fee waiver and/or expense reimbursement; and (ii) at the time of the recoupment. This Agreement may be terminated: (i) by the Board of Trustees (the “Board”) of The Advisors’ Inner Circle Fund II (the “Trust”), for any reason at any time; or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on May 31, 2022.

[3]

The Federated Hermes Funds Adviser and certain of its affiliates, on their own initiative, have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Total annual fund operating expenses (excluding acquired fund fees and expenses, interest expense, extraordinary expenses and proxy-related expenses paid by the Fund, if any) paid by the Fund’s A and IS classes (after the voluntary waivers and/or reimbursements) will not exceed 1.13% and 0.88% (the “Fee Limit”), respectively, up to but not including the later of: (a) October 1, 2021; or (b) the date of the Fund’s next effective Prospectus (the “Termination Date”). While the Federated Hermes Funds Adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees. If this Reorganization is approved, the Termination Date will be extended up to, but not including the later of (a) November 1, 2022 or (b) the first day of the month following the one year anniversary of the Closing Date.
[4]

The Federated Hermes Fund has adopted a Distribution (12b-1) Plan for its Class A Shares pursuant to which the A class of the Fund may incur and pay a Distribution (12b-1) Fee of up to a maximum amount of 0.05%. No such fee is currently incurred and paid by the A class of the Fund. The A class of the Fund will not incur and pay such a Distribution (12b-1) Fee until such time as approved by the Fund’s Board of Trustees (the “Trustees”).

Hancock Horizon Microcap Fund – Federated Hermes MDT Small Cap Core Fund

		Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	Maximum Sales Charge (Load ) Imposed on Reinvested Dividends (and other distributions)	Redemption Fee (as a percentage of amount redeemed, if applicable)	Exchange Fee
Hancock Horizon Microcap Fund	IS	None	None	None	None	None
Federated Hermes MDT Small Cap Core Fund	IS	None	None	None	None	None
Hancock Horizon Microcap Fund	I	None	None	None	None	None
Federated Hermes MDT Small Cap Core Fund	A	5.50%	0.00%	None	None	None

		Management Fee	Distribution (12b-1) Fee	Other Expenses[1]	Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses	Fee Waiver and Expense Reimbursement	Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement
Hancock Horizon Microcap Fund	IS	0.80%	None	0.74%	None	1.54%	(0.24)%[2]	1.30%
Federated Hermes MDT Small Cap Core Fund (Current Fees and Combined Pro Forma)	IS	0.80%	None	0.26%	None	1.06%	(0.17)%	0.89%
Hancock Horizon Microcap Fund	I	0.80%	None	0.99%	None	1.79%	(0.24)%[2]	1.55%
Federated Hermes MDT Small Cap Core Fund (Current Fees and Combined Pro Forma)	A	0.80%	0.00%[4]	0.61%	None	1.41%	(0.27)%[3]	1.14%

[1]

Each Fund’s Other Expenses, the majority of which are Fund level expenses, also includes class-specific expenses associated with the payment of fees to third parties for the provision of shareholder services. See “Summary – Investment Advisory Fees and Other Fees/Expenses – Service Fees” for a discussion of such fees, including the amounts payable by each class of the Funds.

[2]

The Hancock Horizon Funds Adviser has contractually agreed to waive fees and reimburse expenses to the extent necessary to keep Total Annual Fund Operating Expenses (excluding interest, taxes, acquired fund fees and expenses, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and extraordinary expenses (collectively, “excluded expenses”)) from exceeding 1.30% and 1.55% of the Fund’s average daily net assets of the Institutional Class and Investor Class, respectively, until May 31, 2022 (the “expense caps”). In addition, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the expense caps to recoup all or a portion of its prior fee waivers or expense reimbursements made during the three-year period preceding the recoupment if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the expense caps: (i) at the time of the fee waiver and/or expense reimbursement; and (ii) at the time of the recoupment. This Agreement may be terminated: (i) by the Board of Trustees (the “Board”) of The Advisors’ Inner Circle Fund II (the “Trust”), for any reason at any time; or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on May 31, 2022.

[3]

The Federated Hermes Funds Adviser and certain of its affiliates, on their own initiative, have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Total annual fund operating expenses (excluding acquired fund fees and expenses, interest expense, extraordinary expenses and proxy-related expenses paid by the Fund, if any) paid by the Fund’s A and IS classes (after the voluntary waivers and/or reimbursements) will not exceed 1.13% and 0.88% (the “Fee Limit”), respectively, up to but not including the later of: (a) October 1, 2021; or (b) the date of the Fund’s next effective Prospectus (the “Termination Date”). While the Federated Hermes Funds Adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees. If this Reorganization is approved, the Termination Date will be extended up to, but not including the later of (a) November 1, 2022 or (b) the first day of the month following the one year anniversary of the Closing Date.

Combined Reorganization of Both Hancock Horizon Burkenroad Small Cap Fund and Hancock Horizon Microcap Fund into Federated Hermes MDT Small Cap Core Fund

		Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	Maximum Sales Charge (Load ) Imposed on Reinvested Dividends (and other distributions)	Redemption Fee (as a percentage of amount redeemed, if applicable)	Exchange Fee
Hancock Horizon Burkenroad Small Cap Fund	IS	None	None	None	None	None
Hancock Horizon Microcap Fund	IS	None	None	None	None	None
Federated Hermes MDT Small Cap Core Fund	IS	None	None	None	None	None
Hancock Horizon Burkenroad Small Cap Fund	I	None	None	None	None	None
Hancock Horizon Microcap Fund	I	None	None	None	None	None
Federated Hermes MDT Small Cap Core Fund	A	5.50%	0.00%	None	None	None
Hancock Horizon Burkenroad Small Cap Fund	D	None	None	None	None	None
Federated Hermes MDT Small Cap Core Fund	A	5.50%	0.00%	None	None	None

		Management Fee	Distribution (12b-1) Fee	Other Expenses[1]	Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses	Fee Waiver and Expense Reimbursement	Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement
Hancock Horizon Burkenroad Small Cap Fund	IS	0.80%	None	0.41%	None	1.21%	(0.21)%[2]	1.00%
Hancock Horizon Microcap Fund	IS	0.80%	None	0.74%	None	1.54%	(0.24)%[3]	1.30%
Federated Hermes MDT Small Cap Core Fund	IS	0.80%	None	0.26%	None	1.06%	(0.17)%[4]	0.89%
Federated Hermes MDT Small Cap Core Fund (Combined Pro Forma)	IS	0.80%	None	0.25%	None	1.05%	(0.16)%[4]	0.89%
Hancock Horizon Burkenroad Small Cap Fund	I	0.80%	None	0.66%	None	1.46%	(0.21)%[2]	1.25%
Hancock Horizon Microcap Fund	I	0.80%	None	0.99%	None	1.79%	(0.24)%[3]	1.55%
Federated Hermes MDT Small Cap Core Fund	A	0.80%	0.00%[5]	0.61%	None	1.41%	(0.27)%[4]	1.14%
Federated Hermes MDT Small Cap Core Fund (Combined Pro Forma)	A	0.80%	0.00%[5]	0.55%	None	1.35%	(0.21)%[4]	1.14%
Hancock Horizon Burkenroad Small Cap Fund	D	0.80%	0.25%	0.66%	None	1.71%	(0.21)%[1]	1.50%
Federated Hermes MDT Small Cap Core Fund	A	0.80%	0.00%[5]	0.61%	None	1.41%	(0.27)%[4]	1.14%
Federated Hermes MDT Small Cap Core Fund (Combined Pro Forma)	A	0.80%	0.00%[5]	0.55%	None	1.35%	(0.21)%[4]	1.14%

[1]

Each Fund’s Other Expenses, the majority of which are Fund level expenses, also includes class-specific expenses associated with the payment of fees to third parties for the provision of shareholder services. See “Summary – Investment Advisory Fees and Other Fees/Expenses – Service Fees” for a discussion of such fees, including the amounts payable by each class of the Funds.

[2]

The Hancock Horizon Funds Adviser has contractually agreed to waive fees and reimburse expenses to the extent necessary to keep Total Annual Fund Operating Expenses (excluding interest, taxes, acquired fund fees and expenses, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and extraordinary expenses (collectively, “excluded expenses”)) from exceeding 1.00%, 1.25% and 1.50% of the Fund’s average daily net assets of the Institutional Class, Investor Class and Class D Shares, respectively, until May 31, 2022 (the “expense caps”). In addition, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the expense caps to recoup all or a portion of its prior fee waivers or expense reimbursements made during the three-year period preceding the recoupment if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the expense caps: (i) at the time of the fee waiver and/or expense reimbursement; and (ii) at the time of the recoupment. This Agreement may be terminated: (i) by the Board of Trustees (the “Board”) of The Advisors’ Inner Circle Fund II (the “Trust”), for any reason at any time; or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on May 31, 2022.

[3]

The Hancock Horizon Funds Adviser has contractually agreed to waive fees and reimburse expenses to the extent necessary to keep Total Annual Fund Operating Expenses (excluding interest, taxes, acquired fund fees and expenses, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and extraordinary expenses (collectively, “excluded expenses”)) from exceeding 1.30% and 1.55% of the Fund’s average daily net assets of the Institutional Class and Investor Class, respectively, until May 31, 2022 (the “expense caps”). In addition, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the expense caps to recoup all or a portion of its prior fee waivers or expense reimbursements made during the three-year period preceding the recoupment if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the expense caps: (i) at the time of the fee waiver and/or expense reimbursement; and (ii) at the time of the recoupment. This Agreement may be terminated: (i) by the Board of Trustees (the “Board”) of The Advisors’ Inner Circle Fund II (the “Trust”), for any reason at any time; or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on May 31, 2022.

[4]

The Federated Hermes Funds Adviser and certain of its affiliates, on their own initiative, have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Total annual fund operating expenses (excluding acquired fund fees and expenses, interest expense, extraordinary expenses and proxy-related expenses paid by the Fund, if any) paid by the Fund’s A and IS classes (after the voluntary waivers and/or reimbursements) will not exceed 1.13% and 0.88% (the “Fee Limit”), respectively, up to but not including the later of: (a) October 1, 2021; or (b) the date of the Fund’s next effective Prospectus (the “Termination Date”). While the Federated Hermes Funds Adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees. If this Reorganization is approved, the Termination Date will be extended up to, but not including the later of (a) November 1, 2022 or (b) the first day of the month following the one year anniversary of the Closing Date.

[5]

The Federated Hermes Fund has adopted a Distribution (12b-1) Plan for its Class A Shares pursuant to which the A class of the Fund may incur and pay a Distribution (12b-1) Fee of up to a maximum amount of 0.05%. No such fee is currently incurred and paid by the A class of the Fund. The A class of the Fund will not incur and pay such a Distribution (12b-1) Fee until such time as approved by the Fund’s Board of Trustees (the “Trustees”).

Expense Example

These Examples are intended to help compare the cost of investing in each Fund with the cost of investing in other mutual funds. The Examples assume that an investor invests $10,000 for the time periods indicated and then redeems or holds all Shares at the end of those periods.

Hancock Horizon Funds: The Examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses (including capped expenses for the period described in the footnotes to the fee tables) remain the same.

Federated Hermes Funds: The Examples also assume that an investment has a 5% return each year and that operating expenses (excluding any sales loads on reinvested dividends, fee waivers and/or expense reimbursements) are as shown in the corresponding table above and remain the same. The expenses used to calculate the examples do not include fee waivers or expense reimbursements.

Although actual costs and returns may be higher or lower, based on these assumptions an investor’s costs would be:

		1 Year	3 Years	5 Years	10 Years
Hancock Horizon Burkenroad Small Cap Fund	IS	$102	$363	$645	$1,447
	I	$127	$441	$777	$1,728
	D	$153	$518	$909	$2,002
Federated Hermes MDT Small Cap Core Fund	IS	$108	$337	$585	$1,294
	A	$686	$972	$1,279	$2,148
Federated Hermes MDT Small Cap Core Fund (Combined Pro Forma)	IS	$107	$334	$579	$1,283
	A	$680	$954	$1,249	$2,085

		1 Year	3 Years	5 Years	10 Years
Hancock Horizon Microcap Fund	IS	$132	$463	$817	$1,814
	I	$158	$540	$947	$2,086
Federated Hermes MDT Small Cap Core Fund	IS	$108	$337	$585	$1,294
	A	$686	$972	$1,279	$2,148

PORTFOLIO TURNOVER

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect each Fund’s performance. During the most recent fiscal year or period, each Fund’s portfolio turnover rate was the following percentage of the average value of its portfolio:

Fund	Percentage of the Average Value of the Fund’s Portfolio
Hancock Horizon Burkenroad Small Cap Fund	31	%*
Federated Hermes MDT Small Cap Core Fund	223%
Hancock Horizon Microcap Fund	137	%*
Federated Hermes MDT Small Cap Core Fund	223%

*

Portfolio turnover information is for the fiscal period from February 1, 2020 to December 31, 2020. Effective August 18, 2020, the AIC Board approved a change in the fiscal year end of the Hancock Horizon Funds from January 31 to December 31.

TAX CONSEQUENCES

Tax-Free Reorganizations under Internal Revenue Code of 1986, as amended

As a non-waivable condition to each Reorganization, the Hancock Horizon Funds and Federated Hermes Fund will receive an opinion of counsel to the effect that (among other things): (1) the Reorganization will be a tax-free “reorganization” at the Fund-level under applicable provisions of the Code; (2) no gain or loss will be recognized directly as a result of the Reorganization by the Federated Hermes Fund, the Hancock Horizon Fund, or the Hancock Horizon Fund’s shareholders; and (3) the aggregate tax basis of the applicable Federated Hermes Fund shares received by each shareholder of the Hancock Horizon Fund will be the same as the aggregate tax basis of that shareholder’s shares in the corresponding Hancock Horizon Fund immediately prior to the Reorganization.

Prior to the closing of the Reorganizations, each Hancock Horizon Fund will declare a distribution to shareholders that, together with all previous distributions, will have the effect of distributing to shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid), net tax-exempt income, if any, and net realized capital gains, if any, including those realized on disposition of portfolio securities in connection with the Reorganization (after reduction by any available capital loss carryforwards), if any, through the closing of the Reorganization. These distributions will generally be taxable to shareholders who hold their shares in a taxable account.

Prior to the consummation of each Reorganization, the Hancock Horizon Funds Adviser with respect to each Hancock Horizon Fund may dispose of investments from the portfolio of the Hancock Horizon Fund that may not be acquired by the Federated Hermes Fund, due to the Federated Hermes Fund’s prospectus restrictions, investment strategies or policies, or applicable law, either by the Hancock Horizon Fund disposing of such investments or allowing certain investments to mature and not reacquiring similar investments provided, however, such disposition does not affect the tax-free classification of each such Reorganization. As of the Closing Date, if such dispositions of portfolio securities, together with any other dispositions of portfolio securities from the portfolio of the Hancock Horizon Fund, result in the Hancock Horizon Fund having a net capital gain (after netting with any available capital loss carryforward), such capital gains will be distributed to shareholders as taxable distributions prior to the consummation of the Reorganization. Accordingly, such dispositions may result in increased taxable distributions to Hancock Horizon Fund shareholders. To the extent that any disposition of portfolio securities is required in connection with a Reorganization, the Fund also may incur transaction expenses associated with the sale and purchase of portfolio securities. Both the Hancock Horizon Funds Adviser and the Federated Hermes Funds Adviser expect that any such transaction expenses will be minimal.

Shareholders of a Hancock Horizon Fund will be responsible for any taxes payable in connection with taxable distributions, if any, by the Hancock Horizon Fund immediately before the Closing Date. In addition, because the shareholders of the Hancock Horizon Fund will receive shares of the Federated Hermes Fund, they will receive a proportionate share of any “built in” (unrealized) gains in the Federated Hermes Fund’s assets to the extent that such gains are eventually realized (if applicable) and distributed by the Federated Hermes Fund, as well as any taxable gains realized by the Federated Hermes Fund but not distributed to its shareholders prior to the Reorganization, when such income or gains are eventually distributed by the Federated Hermes Fund. Certain countries may also impose a transfer or stamp duties tax in connection with the transfer of portfolio securities. Additionally, various loss limitation rules under the Code may limit the ability of a combined Fund to use pre-Reorganization losses, if any, of the reorganizing Hancock Horizon Fund or Federated Hermes Fund. As a result, shareholders of the Hancock Horizon Fund may receive a greater amount of taxable distributions than they would have had the Reorganization not occurred. See “Information About the Reorganizations – Federal Income Tax Consequences” for additional information about the tax consequences of the Reorganizations.

Shareholders of the Hancock Horizon Funds should consult their tax advisors regarding the federal, state and local tax treatment and implications of the Reorganizations in light of their individual circumstances.

COMPARISON OF POTENTIAL RISKS AND REWARDS; PERFORMANCE INFORMATION

The bar charts and average annual total return tables below reflect historical performance data for each Fund and are intended to help analyze each Fund’s investment risks in light of its historical returns. The bar chart shows the variability of the total returns of a specified class of each Fund on a calendar year-by-year basis. Each bar chart shows changes in the performance of only the specified class and does not reflect the payment of any sales charges or recurring shareholder account fees, if applicable. If these charges or fees are applicable to a class and had been included, the returns shown would have been lower.

The Average Annual Total Return tables show returns for each class involved in the Reorganizations averaged over the stated periods, and includes comparative performance information. The tables show each Fund’s average annual total returns for the one year, five year and ten year calendar periods (or since inception). These figures assume reinvestment of dividend distributions. In addition to Return Before Taxes, Return After Taxes is shown for the specified class of each Fund to illustrate the effect of federal taxes on Fund returns. After-tax returns are shown only for the specified class, and after-tax returns for other classes of a Fund will differ from those shown. Actual after-tax returns depend on each investor’s personal tax situation, and are likely to differ from those shown. After-taxes returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. These after-tax returns do not reflect the effect of any applicable state and local taxes. After-tax returns are not relevant to investors holding Shares through a 401(k) plan, an Individual Retirement Account or other tax-advantaged investment plans.

The Funds’ performance will fluctuate, and past performance (before and after taxes) is no guarantee of future results.

Updated information on the Hancock Horizon Funds’ performance can be obtained by visiting www.hancockhorizonfunds.com.

Updated performance information for the Federated Hermes Funds is available under the “Products” section at http://www.federatedinvestors.com or by calling 1-800-341-7400.

Hancock Horizon Burkenroad Small Cap Fund—Federated Hermes MDT Small Cap Core Fund

Risk/Return Bar Chart and Table for Hancock Horizon Burkenroad Small Cap Fund

Best Quarter	Worst Quarter
27.99%	(36.92)%
12/31/2020	3/31/2020

The performance information shown above is based on a calendar year.

The Fund’s Investor Class Shares’ performance from 1/1/21 to 3/31/21 was 13.02%.

Risk/Return Bar Chart and Table for Federated Hermes MDT Small Cap Core Fund

Within the periods shown in the bar chart, the Fund’s IS class highest quarterly return was 32.72% (quarter ended December 31, 2020). Its lowest quarterly return was (33.12)% (quarter ended March 31, 2020).

The Fund’s year-to-date total return for Institutional Shares through March 31, 2021 was 11.80%.

Average Annual Total Returns for Hancock Horizon Burkenroad Small Cap Fund and for Federated Hermes MDT Small Cap Core Fund for Period Ended December 31, 2020.

		1 Year	5 Years	10 Years
Hancock Horizon Burkenroad Small Cap Fund	I (returns before taxes)	7.23%	7.30%	9.26%
	I (returns after taxes on distributions)	5.32%	3.78%	7.21%
	I (returns after taxes on distributions and sale of fund shares)	5.63%	5.41%	7.40%
	IS (returns before taxes)	7.45%	7.48%	9.35%
	D (returns before taxes)	6.92%	7.15%	9.05%
	S&P SmallCap 600 Index (reflects no deduction for fees, expenses or taxes) [1]	11.29%	12.38%	11.92%
	Russell 2000 Index (reflects no deduction for fees, expenses or taxes)[2]	19.96%	13.26%	11.20%
	Lipper Small-Cap Core Funds Classification Average (reflects no deduction for taxes)[3]	9.24%	9.89%	9.28%
Federated Hermes MDT Small Cap Core Fund	IS (returns before taxes)	16.99%	13.80%	12.65%
	IS (returns after taxes on distributions)	16.78%	13.04%	11.75%
	IS (returns after taxes on distributions and sale of fund shares)	10.06%	10.75%	10.18%
	A (returns before taxes)	10.30%	12.26%	11.74%
	Russell 2000 Index (reflects no deduction for fees, expenses or taxes)[2]	19.96%	13.26%	11.20%
	Morningstar Small Blend Funds Average[3]	10.99%	10.50%	9.83%

[1]	The S&P SmallCap 600 Index is an unmanaged capitalization-weighted index of 600 stocks designed to measure performance of the small-cap segment of the U.S. equity market.
[2]

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index.

[3]	The Lipper Small-Cap Core Funds Classification Average measures the average of the total returns reported by all the mutual funds designated by Lipper as falling into the “Small-Cap Core” category.
[4]

Morningstar figures represent the average of the total returns reported by all the mutual funds designated by Morningstar as falling into the respective category indicated. They do not reflect sales charges.

Hancock Horizon Microcap Fund—Federated Hermes MDT Small Cap Core Fund

Risk/Return Bar Chart and Table for Hancock Horizon Microcap Fund

Best Quarter	Worst Quarter
26.97%	(37.04)%
12/31/2020	3/31/2020

The performance information shown above is based on a calendar year.

The Fund’s Institutional Class Shares’ performance from 1/1/21 to 3/31/21 was 22.76%.

Risk/Return Bar Chart and Table for Federated Hermes MDT Small Cap Core Fund

Within the periods shown in the bar chart, the Fund’s IS class highest quarterly return was 32.72% (quarter ended December 31, 2020). Its lowest quarterly return was (33.12)% (quarter ended March 31, 2020).

The Fund’s year-to-date total return for Institutional Shares through March 31, 2021 was 11.80%.

Average Annual Total Returns for Hancock Horizon Microcap Fund and for Federated Hermes MDT Small Cap Core Fund for Period Ended December 31, 2020.

		1 Year	5 Years	10 Years or Since Inception*
Hancock Horizon Microcap Fund	IS (returns before taxes)	(10.49)%	1.21%	0.46%
	IS (returns after taxes on distributions)	(10.49)%	0.91%	0.19%
	IS (returns after taxes on distributions and sale of fund shares)	(6.21)%	0.93%	0.36%
	I (returns before taxes)	(10.68)%	0.96%	0.21%
	Dow Jones U.S. Micro-Cap Total Stock Market Index (reflects no deduction for fees, expenses or taxes)[1]	21.02%	10.33%	7.38%
	Russell Microcap Index (reflects no deduction for fees, expenses or taxes)[2]	20.96%	11.89%	8.79%
	Lipper® Small-Cap Core Funds Classification (reflects no deduction for taxes)[3]	9.24%	9.89%	7.24%
Federated Hermes MDT Small Cap Core Fund	IS (returns before taxes)	16.99%	13.80%	12.65%
	IS (returns after taxes on distributions)	16.78%	13.04%	11.75%
	IS (returns after taxes on distributions and sale of fund shares)	10.06%	10.75%	10.18%
	A (returns before taxes)	10.30%	12.26%	11.74%
	Russell 2000 Index (reflects no deduction for fees, expenses or taxes)[4]	19.96%	13.26%	11.20%
	Morningstar Small Blend Funds Average[5]	10.99%	10.50%	9.83%

*	Returns for the Hancock Horizon Midcap Fund are since the Fund’s inception on May 29, 2015.
[1]	The Dow Jones U.S. Micro-Cap Total Stock Market Index is designed to provide a comprehensive measure of the micro-cap segment of the U.S. stock market.
[2]	The Russell Microcap Index measures the performance of the 1,000 smallest companies in the Russell 2000 Index plus the next 1,000 smallest eligible securities by market cap.
[3]	The Lipper Small-Cap Core Funds Classification Average measures the average of the total returns reported by all the mutual funds designated by Lipper as falling into the “Small-Cap Core” category.
[4]

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index.

[5]

Morningstar figures represent the average of the total returns reported by all the mutual funds designated by Morningstar as falling into the respective category indicated. They do not reflect sales charges.

PORTFOLIO MANAGERS

Information about the portfolio managers who are primarily responsible for overseeing each Hancock Horizon Fund’s and Federated Hermes Fund’s investments is shown below. Each Fund’s SAI provides additional information about the portfolio managers, including information relating to each portfolio manager’s compensation, other accounts managed by each portfolio manager and each portfolio manager’s ownership of securities in each Fund.

Hancock Horizon Burkenroad Small Cap Fund and Federated Hermes MDT Small Cap Core Fund

The Federated Hermes MDT Small Cap Core Fund’s portfolio management team will manage the combined fund following the Reorganization.

Hancock Horizon Burkenroad Small Cap Fund

Name	Years as a Member of the Fund’s Portfolio Management Team	Title
David Lundgren Jr., CFA	20	Chief Investment Officer, Managing Director and Lead Portfolio Manager
Austin Zaunbrecher, CFA	3	Portfolio Manager

Federated Hermes MDT Small Cap Core Fund

Name	Years as a Member of the Fund’s Portfolio Management Team	Title
Daniel J. Mahr	12	Managing Director of Research
Frederick L. Konopka	12	Portfolio and Trading Manager
John Paul Lewicke	6	Research Manager
Damien Zhang	2	Research Manager

Hancock Horizon Microcap Fund and Federated Hermes MDT Small Cap Core Fund

The Federated Hermes MDT Small Cap Core Fund’s portfolio management team will manage the combined fund following the Reorganization.

Hancock Horizon Microcap Fund

Name	Years as a Member of the Fund’s Portfolio Management Team	Title
Steven Solomon, CFA, CFP	6	Portfolio Manager
Stephen Cangelosi	1	Vice President and Senior Portfolio Manager

Federated Hermes MDT Small Cap Core Fund

Name	Years as a Member of the Fund’s Portfolio Management Team	Title
Daniel J. Mahr	12	Managing Director of Research
Frederick L. Konopka	12	Portfolio and Trading Manager
John Paul Lewicke	6	Research Manager
Damien Zhang	2	Research Manager

Federated Hermes Fund Portfolio Managers

Daniel J. Mahr, CFA, joined the Investment Team in 2002.

Mr. Mahr is a Senior Vice President of the Fund’s Adviser. As Managing Director, Research, he is responsible for leading the Investment Team as it relates to the ongoing design, development and implementation of the investment model. He received his A.B., Computer Science from Harvard College and his S.M., Computer Science from Harvard University.

Frederick L. Konopka, CFA, joined the Investment Team in 1997.

Mr. Konopka is a Vice President of the Fund’s Adviser. As the Portfolio and Trading Manager, he is responsible for the ongoing implementation of the investment model including trading impact evaluation and implementation. He received his A.B., Mathematics from Dartmouth College and his M.S., Concentration in Information Technology and Finance from MIT Sloan School of Management.

John Paul Lewicke joined the Investment Team in 2007.

Mr. Lewicke is a Vice President of the Fund’s Adviser. As Research Manager, he is responsible for ongoing evaluation and enhancement of the investment model, including software code design and development. Mr. Lewicke received his A.B., Mathematics and Computer Science from Dartmouth College.

Damien Zhang, CFA, joined the Investment Team in 2009.

Mr. Zhang is a Vice President of the Fund’s Adviser. As Research Manager, he is responsible for ongoing evaluation and enhancement of the investment model, including software code design and development. Mr. Zhang received his A.B., Economics from Princeton University.

FINANCIAL HIGHLIGHTS

The Financial Highlights for the Hancock Horizon Funds and the Federated Hermes Fund are included as Annex B to this Prospectus/Proxy Statement. The Financial Highlights will help you understand each Fund’s financial performance for its past five fiscal years. Some of the information is presented on a per-share basis. Total returns represent the rate an investor would have earned (or lost) on an investment in a Fund, assuming reinvestment of any dividends and capital gains.

The fiscal year end of each Hancock Horizon Fund is December 31. The fiscal year end of Federated Hermes MDT Small Cap Core Fund is July 31.

The financial highlights for the period ended December 31, 2020 for the Hancock Horizon Funds have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose reports, along with the Funds’ audited financial statements are included in each Hancock Horizon Fund’s Annual Report. Prior to July 31, 2020, the Hancock Horizon Funds’ fiscal year end was January 31, and the information for the periods ended on or before January 31, 2020 was audited by a different independent registered public accounting firm, whose reports reflected unqualified audit opinions.

The financial highlights for the fiscal year ended July 31, 2020 of the Federated Hermes Fund have been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Fund’s audited financial statements, are included in the Federated Hermes Fund’s Annual Report.

INVESTMENT ADVISERS

Hancock Horizon Funds

Horizon Advisers (the “Hancock Horizon Funds Adviser”) provides investment management services, personal trust, employee benefit, corporate trust and wealth management services. As of March 31, 2021, Horizon Advisers employed approximately 58 people and managed approximately $498 million in assets. Horizon Advisers, formed in 2001, is an unincorporated division of Hancock Whitney Bank, which is a subsidiary of Hancock Whitney Corporation. Hancock Whitney Corporation and its family of companies, including Hancock Whitney Bank, are collectively referred to as “Hancock.” Horizon Adviser’s principal place of business is located at One Hancock Plaza, 3rd Floor, Gulfport, Mississippi 39502. Horizon Advisers and Hancock are responsible for the management of approximately $9.6 billion as of March 31, 2021.

Federated Hermes Fund

The investment adviser for Federated Hermes MDT Small Cap Core Fund is the Federated Hermes Funds Adviser, a subsidiary of Federated Hermes, Inc. The Federated Hermes Funds Adviser manages the Federated Hermes Fund’s assets, including buying and selling portfolio securities. In addition, Federated Advisory Services Company (“FASC”), an affiliate of the Federated Hermes Funds Adviser, provides that adviser and its affiliates with security and market data and certain other support services. The fees for FASC’s services are paid by the Federated Hermes Funds Adviser and its affiliates and not by the Federated Hermes Fund. The address of the Federated Hermes Funds Adviser is 125 High Street, Oliver Tower, 21st Floor, Boston, MA 02110-2704.

The Federated Hermes Funds Adviser and other subsidiaries of Federated Hermes collectively advise approximately 161 equity, fixed-income and money market mutual funds (including sub-advised funds) as well as a variety of other pooled investment vehicles, private investment companies and customized separately managed accounts (including non-U.S./offshore funds) which totaled approximately $625 billion in assets as of March 31, 2021.

Federated Hermes was established in 1955 and is one of the largest investment managers in the United States with approximately 1,900 employees. Federated Hermes provides investment products to approximately 11,000 investment professionals and institutions.

INVESTMENT ADVISORY FEES AND OTHER FEES/EXPENSES

The Hancock Horizon Funds and the Federated Hermes Fund pay certain affiliated and non-affiliated service providers fees as described below. The Funds and their affiliated service providers may also pay fees as described below to certain affiliates or to financial intermediaries (such as broker-dealers, banks, investment advisers or third-party administrators) whose customers are shareholders of the Funds. For additional information regarding the fees paid by the Funds, please see the section entitled “Summary – Comparative Fee Tables” in this Prospectus/Proxy Statement.

Investment Advisory Fees

The Hancock Horizon Funds and Federated Hermes Fund pay the Hancock Horizon Funds Adviser and the Federated Hermes Funds Adviser, respectively, management fees as follows:

Hancock Horizon Fund	Advisory Fee*	Federated Hermes Fund	Advisory Fee
Burkenroad Small Cap Fund	0.80% on the first $500 million in assets; 0.75% for assets between $500 million and $1 billion; and 0.70% on assets over $1 billion	MDT Small Cap Core Fund	0.80%
Microcap Fund	0.80% on the first $500 million in assets; 0.75% for assets between $500 million and $1 billion; and 0.70% on assets over $1 billion	MDT Small Cap Core Fund	0.80%

*	Currently, no Hancock Horizon Fund qualifies for a breakpoint in advisory fee based on current assets.

The Hancock Horizon Funds Adviser and the Federated Hermes Funds Adviser and certain of their affiliates have also agreed to certain “Fee Limits” as described in the corresponding footnotes to the “Risk/Return Summary: Fees and Expenses” table found in the “Fund Summary” section of the Federated Hermes Fund’s Prospectus.

Rule 12b-1 Plan

Hancock Horizon Funds

The AIC Trust has adopted a plan under Rule 12b-1 under the 1940 Act, that allows Class D Shares of the Hancock Horizon Burkenroad Small Cap Fund to pay distribution and other fees for the sale of Class D Shares and for services provided to Class D shareholders. Because these fees are paid out of the Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The maximum annual Rule 12b-1 fee for Class D Shares, as a maximum annual percentage of average daily net assets, is 0.25%.

To the extent that Class D Shares are held through Hancock Whitney Bank or any of its affiliates, including Hancock Whitney Investment Services, Inc., those entities may receive the distribution and servicing fees, payable from the Hancock Horizon Burkenroad Small Cap Fund’s assets, applicable to Class D Shares. Hancock Whitney Investment Services, Inc., is a registered broker/dealer, member FINRA/SIPC, and wholly owned subsidiary of Hancock Whitney Corporation.

Federated Hermes Fund

Federated Hermes Fund	A	IS
MDT Small Cap Core Fund	0.00%	None

The Federated Hermes Funds Board has adopted a Rule 12b-1 Plan, which allows payment of marketing fees of up to 0.05% of average net assets for A class to the Federated Securities Corp. (the “Distributor”) for the sale, distribution, administration and customer servicing of the Federated Hermes Fund’s classes. When the Distributor receives Rule 12b-1 fees, it may pay some or all of them to financial intermediaries whose customers purchase Shares. The Federated Hermes Fund’s A class has no present intention of paying, accruing or incurring any Rule 12b-1 Fees until such time as approved by the Funds’ Board of Trustees. Federated Hermes and its subsidiaries may benefit or sustain losses from such arrangements. Because these Shares pay marketing fees on an ongoing basis, your investment cost may be higher over time than other shares with different sales charges and marketing fees.

Custody Services Fees (Hancock Horizon Funds only)

Hancock Whitney Bank serves as custodian of each Hancock Horizon Fund and for such services is paid an annual fee, payable from the Hancock Horizon Funds’ assets, of 0.03% of each Hancock Horizon Fund’s average daily net assets.

Administrative Fees

Hancock Horizon Funds

SEI Investments Global Funds Services (the “Administrator”) is the Administrator of the AIC Trust. SEI Investments Management Corporation (“SEI Investments”), a wholly owned subsidiary of SEI Investments company, is the owner of all beneficial interest in the Administrator.

The Hancock Horizon Funds and the Administrator are parties to an Administration Agreement under which the Administrator provides administrative services to the Hancock Horizon Funds. For these services, the Administrator is paid an asset-based fee, which will vary depending on the number of share classes and the average daily net assets of the Hancock Horizon Funds. For the fiscal period from February 1, 2020 to December 31, 2020, the Hancock Horizon Funds paid fees as follows for these services:

Fund Name	Administration Fee Charged (000’s)[1]
Hancock Horizon Burkenroad Small Cap Fund	$113
Hancock Horizon Microcap Fund	$9

1	Effective August 18, 2020, the AIC Board approved a change in the fiscal year end of the Hancock Horizon Funds from January 31 to December 31.

Federated Hermes Fund

Federated Administrative Services (FAS), a subsidiary of Federated Hermes, provides administrative personnel and services, including certain legal, compliance, recordkeeping and financial reporting services (“Administrative Services”), necessary for the operation of the Federated Hermes Funds. FAS provides administrative services for a fee based upon the rates set forth below paid on the average daily net assets of the Federated “Investment Complex”. For purposes of determining the appropriate rate breakpoint, “Investment Complex” is defined as all Federated Hermes Funds subject to a fee under the Administrative Services Agreement with FAS. FAS is also entitled to reimbursement for certain out-of-pocket expenses incurred in providing administrative services to the Federated Hermes Funds.

Administrative Services Fee Rate	Average Daily Net Assets of the Investment Complex
0.100%	on assets up to $50 billion
0.075%	on assets over $50 billion

Service Fees

Hancock Horizon Funds

The Hancock Horizon Funds, with respect to Investor Class and Class D Shares have adopted a shareholder servicing plan that provides that the Funds may pay financial intermediaries for shareholder services in an annual amount not to exceed 0.25% based on a Fund’s Investor Class and Class D Shares’ average daily net assets. The services for which financial intermediaries are compensated may include record-keeping, transaction processing for shareholders’ accounts and other shareholder and/or administrative services.

To the extent that Investor Class and Class D Shares are held through Hancock or any of its affiliates, including Hancock Whitney Investment Services, Inc., those entities may receive shareholder servicing fees, payable from the Hancock Horizon Funds’ assets, of up to 0.25% of average daily net assets attributable to Investor Class and Class D Shares.

Federated Hermes Fund

The A Class of the Federated Hermes Fund may pay Service Fees of up to 0.25% of average net assets to financial intermediaries or to Federated Shareholder Services Company (FSSC), a subsidiary of Federated Hermes, for providing services to shareholders and maintaining shareholder accounts. Intermediaries that receive Service Fees may include a company affiliated with management of Federated Hermes. If a financial intermediary receives Service Fees on an account, it is not eligible to also receive Account Administration Fees on that same account.

Account Administration Fees (Federated Hermes Fund only)

The A class may pay Account Administration Fees of up to 0.25% of average net assets to banks that are not registered as broker-dealers or investment advisers for providing administrative services to the Federated Hermes Fund and its shareholders. If a financial intermediary receives Account Administration Fees on an account, it is not eligible to also receive Service Fees or Recordkeeping Fees on that same account.

Recordkeeping Fees (Federated Hermes Fund only)

The Federated Hermes Fund may pay Recordkeeping Fees on an average-net-assets basis or on a per-account-per-year basis to financial intermediaries for providing recordkeeping services to the Fund and its shareholders. If a financial intermediary receives Recordkeeping Fees on an account, it is not eligible to also receive Account Administration Fees or Networking Fees on that same account.

Networking Fees (Federated Hermes Fund only)

The Federated Hermes Fund may reimburse Networking Fees on a per-account-per-year basis to financial intermediaries for providing administrative services to the Fund and its shareholders on certain non-omnibus accounts. If a financial intermediary receives Networking Fees on an account, it is not eligible to also receive Recordkeeping Fees on that same account.

Additional Payments to Financial Intermediaries

The Federated Hermes Fund, the Federated Hermes Funds Adviser, the Hancock Horizon Funds, and the Hancock Horizon Funds Adviser each may make payments to financial intermediaries, and the Funds describe such payments as follows:

Hancock Horizon Funds and Hancock Horizon Funds Adviser

The Hancock Horizon Funds and/or the Hancock Horizon Funds Adviser may compensate financial intermediaries for providing a variety of services to the Hancock Horizon Funds and/or their shareholders. Financial intermediaries include affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Hancock Horizon Funds, their service providers or their respective affiliates.

From time to time, the Hancock Horizon Funds Adviser and/or its affiliates, in their discretion, may make payments to certain affiliated or unaffiliated financial intermediaries to compensate them for the costs associated with distribution, marketing, administration and shareholder servicing support for the Hancock Horizon Funds. These payments are sometimes characterized as “revenue sharing” payments and are made out of the Hancock Horizon Funds Adviser’s and/or its affiliates’ own legitimate profits or other resources, and may be in addition to any payments made to financial intermediaries by the Hancock Horizon Funds. A financial intermediary may provide these services with respect to Hancock Horizon Fund shares sold or held through programs such as retirement plans, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs, and insurance (e.g., individual or group annuity) programs. In addition, financial intermediaries may receive payments for making shares of the Hancock Horizon Funds available to their customers or registered representatives, including providing the Hancock Horizon Funds with “shelf space,” placing them on a preferred or recommended fund list, or promoting the Hancock Horizon Funds in certain sales programs that are sponsored by financial intermediaries. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, the Hancock Horizon Funds Adviser and/or its affiliates may pay or allow other promotional incentives or payments to financial intermediaries.

The level of payments made by the Hancock Horizon Funds Adviser and/or its affiliates to individual financial intermediaries varies in any given year and may be negotiated on the basis of sales of Hancock Horizon Fund shares, the amount of Hancock Horizon Fund assets serviced by the financial intermediary or the quality of the financial intermediary’s relationship with the Hancock Horizon Funds Adviser and/or its affiliates. These payments may be more or less than the payments received by the financial intermediaries from other mutual funds and may influence a financial intermediary to favor the sales of certain funds or share classes over others. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments will not change the NAV or price of a Hancock Horizon Fund’s shares.

In addition to these payments, a shareholder’s financial intermediary may charge the shareholder account fees, commissions or transaction fees for buying or redeeming shares of the Hancock Horizon Funds, or other fees for servicing the shareholder’s account.

Hancock and its affiliates may act as fiduciary or provide services in various non-fiduciary capacities with respect to plans subject to the Employee Retirement Income Security Act of 1974 (“ERISA”) and other trust and agency accounts that invest in the Hancock Horizon Funds. Hancock and its affiliates also may receive compensation for providing services to the Hancock Horizon Funds in cases where the compensation is not duplicative of the compensation those ERISA accounts pay for fiduciary and non-fiduciary services.

Federated Hermes Fund and Federated Hermes Funds Adviser

The Distributor may pay out of its own resources amounts to certain financial intermediaries, including broker-dealers, banks, registered investment advisers, independent financial planners and retirement plan administrators, that support the sale of Shares or provide services to the Federated Hermes Fund shareholders. The amounts of these payments could be significant, and may create an incentive for the financial intermediary or its employees or associated persons to recommend or sell Shares of the Federated Hermes Fund to you. Not all financial intermediaries receive such payments, and the amount of compensation may vary by intermediary. In some cases, such payments may be made by or funded from the resources of companies affiliated with the Distributor (including the Federated Hermes Funds Adviser). These payments are not reflected in the fees and expenses listed in the fee table section of the Federated Hermes Fund’s Prospectuses and described above because they are not paid by the Federated Hermes Fund.

These payments are negotiated and may be based on such factors as: the number or value of Shares that the financial intermediary sells or may sell; the value of client assets invested; the level and types of services or support furnished by the financial intermediary; or the Federated Hermes Fund’s and/or other Federated Hermes Funds’ relationship with the financial intermediary. These payments may be in addition to payments, as described above, made by the Federated Hermes Fund to the financial intermediary. In connection with these payments, the financial intermediary may elevate the prominence or profile of the Federated Hermes Fund and/or other Federated Hermes Funds, within the financial intermediary’s organization by, for example, placement on a list of preferred or recommended funds and/or granting the Distributor preferential or enhanced opportunities to promote the funds in various ways within the financial intermediary’s organization. You can ask your financial intermediary for information about any payments it receives from the Distributor or the Federated Hermes Fund and any services provided, as well as about fees and/or commissions it charges.

PROCEDURES FOR PURCHASING, REDEEMING AND EXCHANGING SHARES

Federated Hermes Fund

The transfer agent and dividend disbursing agent for the Federated Hermes Fund is State Street Bank and Trust Company (State Street Bank). Services provided by State Street Bank include the issuance, cancellation and transfer of the Federated Hermes Fund’s shares, and the maintenance of records regarding the ownership of such shares.

Hancock Horizon Funds

Hancock Whitney Bank serves as the Hancock Horizon Funds’ transfer agent under a Transfer Agency and Service Agreement dated May 31, 2000, as amended May 31, 2002 and September 1, 2010. Hancock receives (i) an annual fee of $12,000 for each class of each Hancock Horizon Fund; and (ii) 0.0175% of the average daily net assets of the Hancock Horizon Funds under the Transfer Agency and Service Agreement.

The Reorganizations

In connection with the Reorganizations, any minimum investment amounts applicable to initial investments in the Federated Hermes Funds shall be waived with respect to the Hancock Horizon Funds shareholders initial receipt of Federated Hermes Fund shares as part of the Reorganization.

With respect to the A class of the Federated Hermes Fund (“Relevant Surviving Fund Shares”) to be acquired by shareholders of Investor and Class D shares of the Hancock Horizon Funds in connection with the Reorganization, as applicable, shareholders will initially acquire the Federated Hermes Fund shares at NAV. With respect to subsequent purchases of the same Federated Hermes Fund shares in the future, such future purchases would be at NAV (without reduction for a sales charge) so long as: (1) the shareholder’s account opened on the books and records of the Federated Hermes Fund as part of the Reorganization remains open and is held directly with the Federated Hermes Fund’s Transfer Agent (and not through an intermediary) or (2) such future purchase otherwise qualifies for a sales load exception pursuant to the terms of the Federated Hermes Fund’s prospectus (such as, for example, that the shares are purchased through a program offered by a financial intermediary that provides for the purchase of shares without imposition of a sales charge and where the financial intermediary has agreed not to receive a dealer reallowance on purchases under the program).

In connection with the Reorganizations, a shareholder of a Hancock Horizon Fund will initially acquire the shares of the Federated Hermes Fund at net asset value, but subsequent purchases of such applicable Federated Hermes Fund may be subject to any sales loads (including any front-end sales load) applicable to purchases of the Federated Hermes Fund, as further described below.

Sales Charge for Certain Subsequent Purchases

Subsequent purchases of the Relevant Surviving Fund Shares by former shareholders of each Hancock Horizon Fund’s Investor Class and Class D shares may be subject to sales charges. The following table lists the sales charges which will be applied to such purchases of Relevant Surviving Fund Shares, subject to the breakpoint discounts indicated in the table and described below:

Purchase Amount	Sales Charge as a Percentage of Public Offering Price	Sales Charge as a Percentage of NAV
Less than $50,000	5.50%	5.82%
$50,000 but less than $100,000	4.50%	4.71%
$100,000 but less than $250,000	3.75%	3.90%
$250,000 but less than $500,000	2.50%	2.56%
$500,000 but less than $1 million	2.00%	2.04%
$1 million or greater[1]	0.00%	0.00%

[1]

A contingent deferred sales charge (CDSC) of 0.75% of the redemption amount applies to Relevant Surviving Fund Shares originally purchased in an amount of $1 million or more and redeemed up to 24 months after purchase under certain investment programs where a financial intermediary received an advance payment on the transaction.

Subsequent purchases of Relevant Surviving Fund Shares may qualify for a reduction or elimination of the sales, also known as a breakpoint discount. Contingent upon notification to the Federated Hermes Fund’s Transfer Agent, the sales charge at subsequent purchase of the Relevant Surviving Fund Shares may be reduced or eliminated by:

•	Purchasing the Relevant Surviving Fund Shares in greater quantities to reduce the applicable sales charge;

•

Combining concurrent purchases of and/or current investments in Class A, Class B, Class C, Class C and Class R Shares of any Federated Hermes fund made or held by other accounts in which there are holdings eligible to be aggregated to meet a sales charge breakpoint (“Qualifying Accounts”); the purchase amount used in determining the sales charge on your additional Share purchase will be calculated by multiplying the respective maximum public offering price times the number of the Class A, Class B, Class C, Class F and Class R Shares of any Federated Hermes fund currently held in Qualifying Accounts and adding the dollar amount of your current purchase; or

•

Signing a letter of intent to purchase a qualifying amount of Relevant Surviving Fund Shares within 13 months. The Federated Hermes Fund’s custodian will hold Relevant Surviving Fund Shares in escrow equal to the maximum applicable sales charge. If you complete the letter of intent, the custodian will release the shares in escrow to your account. If you do not fulfill the letter of intent, the custodian will redeem the appropriate amount from the shares held in escrow to pay the sales charges that were not applied to your purchases.

Purchases

Federated Hermes Fund

Purchases of the Federated Hermes Fund’s shares may be made through a financial intermediary, directly from the Federated Hermes Fund by wire and by check or through an exchange from the same share class of another Federated Hermes fund (for exchanges, you must meet the minimum initial investment requirements for purchasing shares and both accounts must have identical registrations). An institution may establish an account and place an order by calling a Federated Hermes fund and the shares will be priced at the next calculated NAV after the Federated Hermes fund receives the order. Similarly, shareholders may purchase shares of the Hancock Horizon Funds through an investment professional, financial institutions or financial intermediaries.

Federated Hermes Fund and Hancock Horizon Funds

Shares of the Hancock Horizon Funds and the Federated Hermes Fund may be purchased any day that the New York Stock Exchange (NYSE) is open. When a Fund receives your transaction request in proper form (as described in each Fund’s Prospectus), it is processed at the next calculated NAV of a share. Each of the Federated Hermes Fund’s and the Hancock Horizon Funds’ NAVs is determined as of the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time) each day the NYSE is open. Each Fund calculates the NAV by valuing the assets allocated to the share’s class, subtracting the liabilities allocated to the class and dividing the balance by the number of shares of the class outstanding.

Each of the Funds reserves the right to reject any request to purchase or exchange shares.

Systematic Investment Plan/Program

The Federated Hermes Fund offers a Systematic Investment Program (“SIP”).

For the Federated Hermes Fund to use the SIP, an investor needs to complete the SIP section of the new account form or contact the Federated Hermes Fund or the investor’s financial intermediary. Once you have opened an account, purchases of additional shares may be made automatically on a regular basis using the SIP. The minimum investment amount for SIPs is $50. Once you have opened an account, purchases of additional shares also may be made through a financial institution that is an ACH member (the purchase option can be established by completing the appropriate section of the new account form).

Minimum initial and subsequent investment amounts for the Federated Hermes Fund:

Share Class	Minimum Initial Investment	Minimum Subsequent Investment	Minimum Investment for SIP
A	$1,500	$100	$50
Institutional	$1,000	None	$50

There is no minimum initial or subsequent amount required for employer-sponsored retirement plans; however, such accounts remain subject to the Federated Hermes Fund’s policy on “Accounts with Low Balances” as discussed in its Prospectus. An institutional investor’s minimum investment is calculated by combining all accounts it maintains with the Federated Hermes Fund. Financial intermediaries may impose higher or lower minimum investment requirements on their customers than those imposed by the Federated Hermes Fund. Keep in mind that financial intermediaries may charge you fees for their services in connection with your share transactions.

Federated Hermes reserves the right to close accounts if redemptions or exchanges cause the account balance to fall below $1,500 for the Class A Shares (or in the case of IRAs, $250) and $25,000 for the Service Shares and Institutional Shares. Before an account is closed, you will be notified and allowed at least 30 days to purchase additional Shares to meet the minimum.

Minimum initial and subsequent investment amounts for the Hancock Horizon Funds:

Share Class	Minimum Initial Investment	Minimum Subsequent Investment
All Share Classes	$1,000	$100

A Hancock Horizon Fund may accept initial and subsequent investments of smaller amounts in its sole discretion. For example, the minimum initial investment is waived for persons affiliated with Horizon Advisers, its affiliates and certain Hancock Horizon Funds service providers. The initial minimum investment also is waived for persons repurchasing shares redeemed within the preceding 30 days, certain wrap program accounts and fee based accounts held through financial intermediaries, and retirement plans.

If your account balance drops below $1,000 you may be required to sell your shares. The Hancock Horizon Funds will generally provide at least 60 days’ written notice to allow you time to add to your account and avoid the involuntary redemption of your shares.

Redemptions and Exchanges

Redemptions

Hancock Horizon Funds	Federated Hermes Fund
The Hancock Horizon Funds’ shareholders may redeem shares of the Hancock Horizon Funds at its NAV next determined after the Hancock Horizon Funds receive a redemption request in proper form. The proceeds of each withdrawal will be mailed to you by check or, if you have a checking or savings account with a bank, electronically transferred to your account.	Shares of the Federated Hermes Fund may be redeemed or exchanged any day the NYSE is open. Redemptions and exchanges of the Federated Hermes Fund may be made through a financial intermediary or directly from the Federated Hermes Fund by telephone or by mailing a written request. Shares also may be redeemed or exchanged in a minimum amount of $50 on a regular basis using a systematic withdrawal/exchange program (to use the systematic withdrawal/ exchange program, an investor must complete the appropriate section of the new account form or an account service options form or contact the investor’s financial intermediary or the Federated Hermes Fund). An investor’s account value must meet the minimum initial investment amount at the time the systematic withdrawal/exchange program is established. Shares of the Federated Hermes Fund may be redeemed for cash or exchanged for shares of the same class of other Federated Hermes Fund on days on which the Federated Hermes Fund computes its NAV.

Exchanges

Hancock Horizon Funds	Federated Hermes Fund
The Hancock Horizon Funds have an exchange privilege that allows shareholders to exchange their Institutional Class and Investor Class Shares for the same class of shares of any other Hancock Horizon Fund offering such Shares. Such an exchange is a taxable transaction for shareholders. Exchange requests must be for an amount of at least $1,000.	The Federated Hermes Fund have an exchange privilege that allows shareholders to exchange their shares for any Federated Hermes Fund or share class that does not have a stated sales charge or contingent deferred sales charge. An exchange is treated as a redemption and a subsequent purchase, and is a taxable transaction. The Federated Hermes Fund may modify or terminate the exchange privilege at any time.

Hancock Horizon Fund shareholders may also exchange any class of shares of a Hancock Horizon Fund for a different class of shares of the same Hancock Horizon Fund, subject to such class’s eligibility requirements and the fees and expenses of the share class exchanged into.

For federal income tax purposes, a same-fund exchange is not expected to result in the realization by the investor of a capital gain or loss.

The Federated Hermes Fund does not have a same-fund exchange feature. Same-fund exchanges are subject to the eligibility requirements and the fees and expenses of the share class a shareholder exchanges into.

For federal income tax purposes, a same-fund exchange is not expected to result in the realization by the investor of a capital gain or loss.

Any questions about the foregoing procedures may be directed to, and assistance in effecting purchases, redemptions or exchanges of the Funds may be obtained by calling, the Federated Hermes Fund at 1-800-341-7400 or the Hancock Horizon Funds at 1-888-422-2654.

DIVIDENDS AND DISTRIBUTIONS; TAX INFORMATION; FREQUENT TRADING; PORTFOLIO HOLDINGS DISCLOSURE POLICIES

Dividends and Distributions

Federated Hermes Fund

Fund	Declaration Frequency	Payment Frequency
Federated Hermes MDT Small Cap Core Fund	Annually	Annually

Federated Hermes Fund shareholders who purchase shares by wire begin earning dividends on the day your wire is received. If you purchase shares by check, you begin earning dividends on the business day after the Federated Hermes Fund receives your check. In either case, you earn dividends through the day your redemption request is received.

Dividends are paid to all shareholders invested in the Federated Hermes Fund on the record date. The record date is the date on which a shareholder must officially own shares to earn a dividend.

In addition, the Federated Hermes Fund pays any capital gains at least annually, and may make such special distributions of dividends and capital gains as may be necessary to meet applicable regulatory requirements.

The Federated Hermes Fund’s dividends and capital gains distributions will be automatically reinvested in additional Shares without a sales charge, unless you elect cash payments. Dividends may also be reinvested without sales charges in shares of any class of any other Federated Hermes fund of which you are already a shareholder.

If you have elected to receive Federated Hermes Fund dividends and/or capital gain distributions in cash, and your check is returned by the postal or other delivery service as “undeliverable,” or remain uncashed for 180 days, all subsequent dividend and capital gain distributions will be reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution checks.

Hancock Horizon Funds

Each Hancock Horizon Fund makes distributions of its net realized capital gains, if any, at least annually. If you own a Hancock Horizon Fund’s shares on a Fund’s record date, you will be entitled to receive the distribution.

With respect to the Hancock Horizon Funds, you will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Hancock Horizon Funds, or your investment professional or institution, in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Hancock Horizon Funds receive your written notice. To cancel your election, simply send the Hancock Horizon Funds, or your investment professional or institution, written notice.

Distributions from Sources other than Ordinary Investment Income

Under the federal securities laws, each of the Federated Hermes Fund and the Hancock Horizon Funds is required to provide a notice to shareholders regarding the source of distributions made by the applicable Fund if such distributions are from sources other than ordinary investment income. In addition, important information regarding the applicable Fund’s distributions, if applicable, is available via the link to the applicable Fund and share class name at www.Federatedinvestors.com/FundInformation or at www.hancockhorizonfunds.com.

Tax Information

Each Fund’s distributions of dividends and capital gains are taxable to you whether paid in cash or reinvested in the Funds. Dividends are taxable at different rates depending on the source of dividend income. Distributions of net short-term capital gains are taxable to you as ordinary income. Distributions of net long-term capital gains are taxable to you as long-term capital gains regardless of how long you have owned your shares.

Frequent Trading

Hancock Horizon Funds Frequent Trading Policies:

The Hancock Horizon Funds are intended for long-term investment purposes only and discourage shareholders from engaging in “market timing” or other types of excessive short-term trading. This frequent trading into and out of the Hancock Horizon Funds may present risks to the Hancock Horizon Funds’ long- term shareholders and could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Hancock Horizon Funds’ investment strategies, triggering the recognition of taxable gains and losses on the sale of Hancock Horizon Fund investments, requiring the Hancock Horizon Funds to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs.

The Hancock Horizon Funds’ service providers will take steps reasonably designed to detect and deter frequent trading by shareholders pursuant to the Hancock Horizon Funds’ policies and procedures described in their prospectus and approved by the AIC Trust’s Board. For purposes of applying these policies, the Hancock Horizon Funds’ service providers may consider the trading history of accounts under common ownership or control. The Hancock Horizon Funds’ policies and procedures include the following:

•

Shareholders are restricted from making more than one (1) “round trip,” including exchanges, into or out of a Hancock Horizon Fund per quarter. If a shareholder exceeds this amount, the Hancock Horizon Fund and/ or its service providers may, at their discretion, reject any additional purchase or exchange orders. The Hancock Horizon Funds define a round trip as a purchase into a Hancock Horizon Fund by a shareholder, followed by a subsequent redemption out of the Hancock Horizon Fund, of an amount the Hancock Horizon Funds Adviser reasonably believes would be harmful or disruptive to the Hancock Horizon Fund.

•

Each Hancock Horizon Fund reserves the right to reject any purchase or exchange request by any investor or group of investors for any reason without prior notice, including, in particular, if the Hancock Horizon Fund or the Hancock Horizon Funds Adviser reasonably believes that the trading activity would be harmful or disruptive to the Hancock Horizon Fund.

Each Hancock Horizon Fund and/or its service providers seek to apply these policies to the best of their abilities uniformly and in a manner they believe is consistent with the interests of the Hancock Horizon Funds’ long-term shareholders. The Hancock Horizon Funds do not knowingly accommodate frequent purchases and redemptions by Hancock Horizon Fund shareholders. Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in a Hancock Horizon Fund will occur.

Financial intermediaries (such as investment advisers and broker-dealers) often establish omnibus accounts in the Funds for their customers through which transactions are placed. The Hancock Horizon Funds have entered into “information sharing agreements” with these financial intermediaries, which permit the Hancock Horizon Funds to obtain, upon request, information about the trading activity of the intermediary’s customers that invest in the Hancock Horizon Funds. If the Hancock Horizon Funds or their service providers identify omnibus account level trading patterns that have the potential to be detrimental to the Hancock Horizon Funds, the Hancock Horizon Funds or their service providers may, in their sole discretion, request from the financial intermediary information concerning the trading activity of its customers. Based upon a review of that information, if the Hancock Horizon Funds or their service providers determine that the trading activity of any customer may be detrimental to the

Hancock Horizon Funds, they may, in their sole discretion, request the financial intermediary to restrict or limit further trading in the Hancock Horizon Funds by that customer. If the Hancock Horizon Funds are not satisfied that the intermediary has taken appropriate action, the Hancock Horizon Funds may terminate the intermediary’s ability to transact in Hancock Horizon Fund shares. When information regarding transactions in the Hancock Horizon Funds’ shares is requested by the Hancock Horizon Funds and such information is in the possession of a person that is itself a financial intermediary to a financial intermediary (an “indirect intermediary”), any financial intermediary with whom the Hancock Horizon Funds have an information sharing agreement is obligated to obtain transaction information from the indirect intermediary or, if directed by the Hancock Horizon Funds, to restrict or prohibit the indirect intermediary from purchasing shares of the Hancock Horizon Funds on behalf of other persons.

The Hancock Horizon Funds and their service providers will use reasonable efforts to work with financial intermediaries to identify excessive short-term trading in omnibus accounts that may be detrimental to the Hancock Horizon Funds. However, there can be no assurance that the monitoring of omnibus account level trading will enable the Funds to identify or prevent all such trading by a financial intermediary’s customers. Please contact your financial intermediary for more information.

Federated Hermes Fund Frequent Trading Policies:

Frequent or short-term trading into and out of the Federated Hermes Fund can have adverse consequences for the Federated Hermes Fund and shareholders who use the Federated Hermes Fund as a long-term investment vehicle. Such trading in significant amounts can disrupt the Federated Hermes Fund’s investment strategies (e.g., by requiring it to sell investments at inopportune times or maintain excessive short-term or cash positions to support redemptions), increase brokerage and administrative costs and affect the timing and amount of taxable gains distributed by the Federated Hermes Fund. Investors engaged in such trading may also seek to profit by anticipating changes in the Federated Hermes Fund’s NAV in advance of the time as of which NAV is calculated.

The Federated Hermes Funds Board has approved policies and procedures intended to discourage excessive frequent or short-term trading of the Federated Hermes Fund’s Shares. The Federated Hermes Fund’s fair valuation procedures are intended in part to discourage short-term trading strategies by reducing the potential for these strategies to succeed. See “What Do Shares Cost?” The Federated Hermes Fund also monitors trading in Federated Hermes Fund Shares in an effort to identify disruptive trading activity. The Federated Hermes Fund monitors trades into and out of each of the Federated Hermes Fund within a period of 30 days or less. The Federated Hermes Fund may also monitor trades into and out of the Federated Hermes Fund for potentially disruptive trading activity over periods longer than 30 days. The size of Share transactions subject to monitoring varies. Where it is determined that a shareholder has exceeded the detection amounts twice within a period of 12 months, the Federated Hermes Fund will temporarily prohibit the shareholder from making further purchases or exchanges of Federated Hermes Fund Shares. If the shareholder continues to exceed the detection amounts for specified periods, the Federated Hermes Fund will impose lengthier trading restrictions on the shareholder, up to and including permanently prohibiting the shareholder from making any further purchases or exchanges of Federated Hermes Fund Shares. Whether or not the specific monitoring limits are exceeded, the Federated Hermes Fund’s management or the Federated Hermes Funds Adviser may determine from the amount, frequency or pattern of purchases and redemptions or exchanges that a shareholder is engaged in excessive trading that is or could be detrimental to the Federated Hermes Fund and other shareholders and may prohibit the shareholder from making further purchases or exchanges of Fund Shares. No matter how the Federated Hermes Fund defines its limits on frequent trading of Federated Hermes Fund Shares, other purchases and sales of Federated Hermes Fund Shares may have adverse effects on the management of the Federated Hermes Fund’s portfolio and its performance.

The Federated Hermes Fund’s frequent trading restrictions do not apply to purchases and sales of Federated Hermes Fund Shares by other Federated Hermes funds. These funds impose the same frequent trading restrictions as the Federated Hermes Fund at their shareholder level. In addition, allocation changes of the investing Federated Hermes fund are monitored, and the managers of the recipient fund must determine that there is no disruption to their management activity. The intent of this exception is to allow investing fund managers to accommodate cash flows and other activity that result from non-abusive trading in the investing fund, without being stopped from such trading because the aggregate of such trades exceeds the monitoring limits. Nonetheless, as with any trading in Federated Hermes Fund Shares, purchases and redemptions of Federated Hermes Fund Shares by other Federated Hermes funds could adversely affect the management of the Federated Hermes Fund’s portfolio and its performance.

The Federated Hermes Fund will not restrict transactions made on a non-discretionary basis by certain asset allocation programs, wrap programs, fund of funds, collective funds or other similar accounts that have been pre-approved by Federated Hermes (“Approved Accounts”). The Federated Hermes Fund will continue to monitor transactions by the Approved Accounts and will seek to limit or restrict even non-discretionary transactions by Approved Accounts that are determined to be disruptive or harmful to the Federated Hermes Fund.

The Federated Hermes Fund’s objective is that its restrictions on short-term trading should apply to all shareholders that are subject to the restrictions, regardless of the number or type of accounts in which Shares are held. However, the Fund anticipates that limitations on its ability to identify trading activity to specific shareholders, including where Shares are held through intermediaries in multiple or omnibus accounts, will mean that these restrictions may not be able to be applied uniformly in all cases.

Other funds in the Federated Hermes family of funds may impose different monitoring policies or in some cases, may not monitor for frequent or short-term trading. Under normal market conditions such monitoring policies are designed to protect the funds being monitored and their shareholders and the operation of such policies and shareholder investments under such monitoring are not expected to have materially adverse impact on the Federated Hermes funds or their shareholders. If you plan to exchange your fund shares for shares of another Federated Hermes fund, please read the prospectus of that other Federated Hermes fund for more information.

Portfolio Holdings Disclosure Policies

Hancock Horizon Funds:

The Hancock Horizon Funds generally publish a complete list of their portfolio holdings on a monthly basis, as of the end of the previous month. For example, each Hancock Horizon Fund’s investments as of the end of January would ordinarily be published at the end of February. Each Hancock Horizon Fund also publishes a list of its ten largest portfolio holdings, and the percentage of the Hancock Horizon Funds’ assets that each of these holdings represents, on a monthly basis, ten (10) days after the end of the month. The portfolio information described above can be found on the internet at http://aicfundholdings.com/. The information will generally remain available until replaced by new portfolio holdings information as described above. The investment advisers may exclude any portion of each Hancock Horizon Funds’ portfolio holdings from such publication when deemed to be in the best interest of each of the Hancock Horizon Funds. Please consult the Hancock Horizon Funds SAI for a full description of the policies and procedures that govern disclosure of the Hancock Horizon Funds’ portfolio holdings.

Federated Hermes Fund:

Information concerning the Federated Hermes Fund’s portfolio holdings is available via the link to the Federated Hermes Fund and share class name at www.FederatedInvestors.com/FundInformation. A complete listing of the Federated Hermes Fund’s portfolio holdings as of the end of each calendar quarter is posted on the website 30 days (or the next business day) after the end of the quarter and remains posted for six months thereafter. Summary portfolio composition information as of the close of each month is posted on the website 15 days (or the next business day) after month-end and remains posted until replaced by the information for the succeeding month. The summary portfolio composition information may include identification of the Federated Hermes Fund’s top 10 holdings, recent purchase and sale transactions and a percentage breakdown of the portfolio by sector.

You may also access portfolio information as of the end of the Fund’s fiscal quarters via the link to the Federated Hermes Fund and share class name at www.FederatedInvestors.com/FundInformation. The Federated Hermes Fund’s Annual and Semi-Annual Shareholder Reports contain complete listings of the Federated Hermes Fund’s portfolio holdings as of the end of the Federated Hermes Fund’s second and fourth fiscal quarters. The Federated Hermes Fund’s Form N-PORT filings contain complete listings of the Federated Hermes Fund’s portfolio holdings as of the end of the Federated Hermes Fund’s first and third fiscal quarters. Fiscal quarter information is made available on the website within 70 days after the end of the fiscal quarter. This information is also available in reports filed with the SEC at the SEC’s website at www.sec.gov.

In addition, from time to time (for example, during periods of unusual market conditions), additional information regarding the Federated Hermes Fund’s portfolio holdings and/or composition may be posted to Federated Hermes’ website. If and when such information is posted, its availability will be noted on, and the information will be accessible from, the home page of the website.

INFORMATION ABOUT THE REORGANIZATIONS

BOARD CONSIDERATIONS

AIC Board Considerations

At a meeting held on April 22, 2021 (the “April Meeting”), the AIC Board, which is comprised of a majority of trustees who are not “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act (“Independent Trustees”), discussed, and ultimately approved, the Reorganizations. In advance of the April Meeting, the Hancock Horizon Funds Adviser and Federated Hermes provided background materials, analyses and other information to the Board regarding, among other things, the topics discussed below. At the April Meeting, the AIC Board met with representatives of the Hancock Horizon Funds Adviser and with representatives of Federated Hermes and the Federated Hermes Funds Adviser to discuss the Reorganizations.

When it considered the Reorganizations, the AIC Board, advised by counsel, took into account a number of factors, including, but not limited to:

•

The Hancock Horizon Funds Adviser’s discussion of the reasons for the Reorganizations, including that the Hancock Horizon Funds Adviser intends to discontinue its sponsorship of the Hancock Horizon Funds and exit the mutual fund business and in connection therewith determined to propose the Reorganizations for regulatory, financial and strategic reasons;

•	The terms of the Reorganizations;

•

The similar investment objectives, policies, risks and limitations of the Hancock Horizon Funds and the Federated Hermes Fund as described herein. See “Summary – Comparison of Investment Objectives, Policies and Risks” and “Summary – Comparison of Investment Limitations”;

•

The competitive stated gross expense ratios and lower gross expense ratios and net expense ratios, based on current asset levels, of the Federated Hermes Fund, after taking into account voluntary fee waiver/expense reimbursement arrangements agreed to by Federated Hermes Funds Adviser and certain of its affiliates, which Federated Hermes represented are expected to continue following the Reorganizations for at least 12 months after the Closing Date of the Reorganizations. See “Summary – Comparative Fee Tables”;

•

The generally competitive performance of the Federated Hermes Fund, including the long-term performance of the Federated Hermes Fund in a variety of market conditions, which suggested the viability of the Federated Hermes Fund from the perspective of long-term management results. See “Summary – Comparison of Potential Risks and Rewards; Performance Information”;

•

The tax-free status of the Reorganizations under the Code, which the Hancock Horizon Funds Adviser believes generally would be a preferable tax result for shareholders as compared to a liquidation of the Hancock Horizon Funds (which generally would result in taxable redemptions). See “Summary – Tax Consequences”;

•

The fact that the Hancock Horizon Funds Adviser or the Federated Hermes Funds Adviser, or its respective affiliates, will bear all of the costs and expenses incurred in connection with the preparation of this Prospectus/Proxy Statement and any of its enclosures, and that no portion of these costs or expenses will be borne by the Hancock Horizon Funds or their shareholders (other than costs relating to the purchase or disposition of any portfolio securities as described above) (see “Costs of the Reorganizations”);

•

Alternatives available to the shareholders of the Hancock Horizon Funds, in light of the fact that the Hancock Horizon Funds Adviser has determined to discontinue its sponsorship of the Hancock Horizon Funds;

•	That the Hancock Horizon Funds Adviser and Federated Hermes represented to the AIC Board that Federated Hermes committed to make commercially reasonable efforts to and intends to comply with the conditions of Section 15(f) of the 1940 Act with respect to the Reorganizations (see “Agreement Among Federated Hermes, Inc. and Hancock Whiney Bank” for more information regarding the requirements of Section 15(f)”);

•

The range and quality of services that the shareholders of the Hancock Horizon Funds will receive as shareholders of the Federated Hermes Fund will generally be comparable to the range and quality of services that such shareholders currently receive;

•	Shareholders of the Hancock Horizon Funds will not pay a sales charge to acquire shares of the Federated Hermes Fund in connection with the Reorganizations;

•

The qualifications of the investment personnel for the Federated Hermes Fund and the management of the Federated Hermes Fund, including the securities selection process, and the benefits that the Hancock Horizon Funds’ shareholders are expected to receive from the Federated Hermes Funds Adviser’s experienced investment professionals and investment management resources;

•	The level of resources and enterprise commitment of the Federated Hermes Funds Adviser to compliance and risk management functions;

•

Federated Hermes’ distribution capacity, which the Hancock Horizon Funds Adviser believes could result in larger, more viable funds with potentials for greater efficiencies and investment opportunities; and

•	Federated Hermes’ overall experience in the mutual fund business.

Given the above factors, the Hancock Horizon Funds Adviser advised the AIC Board, and the AIC Board concluded that, when considering the totality of the factors, the Reorganizations are in the best interest of the Hancock Horizon Funds and their shareholders.

Based on the foregoing, the AIC Board unanimously approved the Plans and Reorganizations on behalf of the Hancock Horizon Funds. In their deliberations, the AIC Board did not identify any particular factor or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and individual AIC Board members may have attributed different weights to various factors.

Federated Hermes Funds Board Considerations

The Board of Trustees of the Federated Hermes Registrant (the “Federated Hermes Funds Board”) likewise unanimously approved the Reorganizations on behalf of the Federated Hermes Fund. The Federated Hermes Funds Board, including a majority of the trustees who are not “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act (“Independent Trustees”), determined that the Reorganizations are in the best interest of the Federated Hermes Fund. The Federated Hermes Funds Board made its determination after reviewing the materials provided to the members of the Federated Hermes Funds Board and having the opportunity to request and evaluate such additional information as the Federated Hermes Funds Board deemed reasonably necessary to make its determination. The Federated Hermes Funds Board considered various information and factors in reviewing the Plans on behalf of the Federated Hermes Fund including, but not limited to, the following:

•	The Reorganizations are not expected to have a negative impact on the Federated Hermes Fund’s fees and expenses;

•

The Federated Hermes Funds Adviser believes that the investment objectives, policies, risks and limitations of each of the Hancock Horizon Funds and the Federated Hermes Fund are similar and that the Federated Hermes Fund has competitive expense ratios with lower gross expense ratios and net expense ratios after waivers when compared to the Hancock Horizon Funds;

•	The Federated Hermes Fund has outperformed each of the corresponding Hancock Horizon Fund for the 1-, 5- and 10-year periods ended March 31, 2021, although the Hancock Horizon Funds have outperformed the Federated Hermes Fund in certain annual periods. Shareholders should carefully review the “COMPARATIVE FEE TABLES” and “COMPARISON OF POTENTIAL RISKS AND REWARDS; PERFORMANCE INFORMATION” sections of the Prospectus/Proxy Statement to evaluate the fees and expenses and performance records of the Funds for each proposed Reorganization;

•

The Federated Hermes Fund Adviser believes that the additional assets that would be acquired by the Federated Hermes Fund through the Reorganizations provide the potential for greater efficiencies and investment opportunities over time;

•	The qualifications of the investment personnel for the Federated Hermes Fund and the management of the Federated Hermes Fund;

•	The terms and conditions of the Plans;

•	Federated Hermes’ previous experience with transactions similar to the Reorganizations;

•

The Reorganizations are part of the sale by Hancock Whitney Bank to Federated Hermes of certain assets relating to Hancock Whitney Bank’s business of providing investment advisory and investment management services to the Hancock Horizon Funds; the terms and conditions of the sale, Federated Hermes’ due diligence in connection with the sale; and the anticipated impact of the sale on Federated Hermes;

•

The Federated Hermes Fund will not bear any expenses associated with its participation in the Reorganizations, except as contemplated in Article IX of the Plans, a form of which is attached as Annex A (for more detail, see “Information About the Reorganizations – Costs of the Reorganizations”);

•

The estimated post-Reorganization costs and expenses related to the disposition of portfolio securities that the Federated Hermes Fund is anticipated to incur (for more detail, see “Costs of the Reorganization”); and

•

That the Reorganizations are expected to be conducted on a tax-free basis at the Fund-level. However, each Hancock Horizon Fund will distribute any undistributed income and realized capital gains accumulated prior to the Reorganization to its shareholders. These distributions, if any, will be taxable to an individual investor.

Given the above factors, the Federated Hermes Funds Board concluded that, when considering the totality of the factors, the Reorganizations are in the best interest of the Federated Hermes Fund.

Based on the foregoing, the Federated Hermes Funds Board unanimously approved the Plans and Reorganization on behalf of the Federated Hermes Fund.

DESCRIPTION OF THE AGREEMENTS AND PLANS OF REORGANIZATION

The Plans provide for the respective Reorganizations to occur on the Closing Date, which is expected to be on or about September 24, 2021. The Hancock Horizon Funds will transfer all or substantially all of their assets (except for deferred or prepaid expenses, certain tax reclaims, and amounts reserved for payment of Reorganizing Fund liabilities, which currently are not expected to be material in amount when the Reorganizations are consummated on the Closing Date) to the Federated Hermes Fund. In exchange for the transfer of these assets, the Federated Hermes Fund will simultaneously issue to the Hancock Horizon Funds a number of full and fractional shares of the Federated Hermes Fund (as applicable) equal in value to the aggregate NAV of the shares of the Hancock Horizon Funds (as applicable) calculated as of 4:00 p.m. on the Closing Date.

For purposes of the Reorganizations, the value of the Hancock Horizon Funds’ assets to be acquired by the Federated Hermes Fund shall be the value of such assets as of the closing on the Closing Date, after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures set forth in the Federated Hermes Fund’s Declaration of Trust or Articles of Incorporation, each as amended and/or restated to date, and its current Prospectus and SAI, and in accordance with the Federated Hermes Fund’s valuation procedures or such valuation procedures as shall be mutually agreed upon (and approved by) the respective Boards of the Federated Hermes Registrant and the AIC Trust. At the time of the Reorganizations, the NAV per share of the Hancock Horizon Funds’ shares shall be computed as of the Closing Date, in accordance with valuation procedures established by the Board of the Federated Hermes Registrant or such other valuation procedures as shall be mutually agreed upon and approved by the respective Boards of the Federated Hermes Registrant and the AIC Trust. Although there are differences in the valuation procedures for the Hancock Horizon Funds and the Federated Hermes Funds, the Funds agree to use commercially reasonable efforts to work together to resolve any material differences as described in more detail in the Plans.

Prior to the Reorganizations, the Hancock Horizon Funds will discharge all of their known liabilities and obligations as provided in the Plans, and the Federated Hermes Fund will assume no liabilities of the Hancock Horizon Fund as a result of the Reorganizations. The status of foreign tax reclaims will also be determined prior to the Reorganizations as described in the Plans. Hancock Whitney Bank will assume all liabilities of the Hancock Horizon Funds of any nature whatsoever, whether absolute or contingent, known or unknown, accrued or unaccrued, that are not discharged by the Hancock Horizon Fund.

The Plans contain customary representations, warranties and conditions. Among other things, the Plans provide that the consummation of the Reorganizations is subject to the non-waivable condition that the AIC Trust and the Federated Hermes Registrant receive opinions to the effect that the Reorganizations will be tax-free to the Hancock Horizon Funds, their shareholders and the Federated Hermes Fund. A Plan may be terminated if, before the Closing Date, any of the required conditions have not been met and it reasonably appears that it will not or cannot be met; or there is a breach of any of the representations and warranties and agreements, if not cured within 30 days, or if earlier, by the Closing Date; or the Federated Hermes Funds Board or AIC Board determines that the relevant Reorganization is not in the best interest of the Federated Hermes Fund or Hancock Horizon Fund, respectively.

All fees and expenses incurred directly in connection with the consummation of the Reorganizations and the transactions contemplated by the Plans will be borne as contemplated in the Plans. See “Information About the Reorganizations – Costs of the Reorganizations” in this Prospectus/Proxy Statement for additional information.

The foregoing brief summary of the Plans is qualified in its entirety by the terms and provisions of the respective Plans. A form of the Plans for the Reorganizations is attached hereto as Annex A and incorporated herein by reference.

AGREEMENT AMONG FEDERATED HERMES, INC. AND HANCOCK WHITNEY BANK

Federated Hermes entered into a Purchase Agreement with Hancock Whitney Bank, of which the Hancock Horizon Funds Adviser is an unincorporated division, dated as of April 7, 2021 (“Purchase Agreement”) regarding the sale by Hancock Whitney Bank to Federated Hermes (or one or more designated advisory subsidiaries of Federated Hermes) of certain assets relating to the Hancock Horizon Funds Adviser’s business of providing investment advisory and investment management services to the Hancock Horizon Funds, the Hancock Horizon Funds Adviser’s and its affiliates’ cooperation in connection with the Reorganizations, the payment of transaction expenses, and related matters (the “Transaction”). Assuming conditions in the Purchase Agreement and the Plans are met, shareholders of the Hancock Horizon Funds will become shareholders of the Federated Hermes Funds. If this occurs, the Hancock Horizon Funds Adviser or its affiliates may be entitled to receive compensation under the Purchase Agreement in the form of a fixed upfront payment, which is significant in amount and payable upon confirmation of a successful closing of the Transaction, and additional amounts (which can also be significant in amount), payable on or before 90 days after each of the first three anniversaries of the closing of the Transaction, calculated based on the net revenues received by Federated Hermes (or its affiliates) on the assets involved in the Transaction relating to a reorganization that is not included in this Prospectus/Proxy Statement.

Under the Purchase Agreement, Federated Hermes and Hancock Whitney Bank have each agreed, for the minimum time periods specified in Section 15(f) of the 1940 Act and with respect to the Reorganizations subject to compliance with fiduciary duties, that Federated Hermes shall use commercially reasonable efforts not to cause (and to prevent their respective affiliates from causing) a violation of Section 15(f) in connection with the Reorganizations. Without limiting the foregoing, each of Federated Hermes and Hancock Whitney Bank agree that Federated Hermes, subject to compliance with fiduciary duties, will use commonly reasonable efforts to cause the Federated Hermes Funds Boards to take such actions as are necessary to ensure that: (i) for a three-year period following the closing of the Transaction, at least 75% of the Federated Hermes Funds Boards are not “interested persons” (as that term is defined in the 1940 Act) of the Federated Hermes Funds Adviser or Hancock Horizon Funds Adviser; and (ii) for a two-year period following the closing of the Transaction no “unfair burden” (as that term is defined in Section 15(f)(2)(B) of the 1940 Act) is imposed as a result of the Reorganizations. In addition, for a three-year period following the closing of the Transaction, Federated Hermes shall, subject to compliance with fiduciary duties, use commercially reasonably efforts to cause the Federated Hermes Funds Boards to take such actions as are necessary to ensure that each vacancy on the Federated Hermes Funds Boards are filled by a person who is not an interested person of the Federated Hermes Funds Adviser so as to comply with Section 15(f) of the 1940 Act and has been selected and proposed for election by a majority of the Board members who are not interested persons. Federated Hermes may elect, in lieu of the covenants set forth in the preceding sentence, to apply for and obtain an exemptive order under Section 6(c) of the 1940 Act from the provisions of Section 15(f)(1)(A) of the 1940 Act, in form and substance reasonably acceptable to the Hancock Whitney Bank.

Hancock Whitney Bank, Federated Hermes and/or their affiliates have agreed upon which entities as between them will be responsible for all (or certain portions of) the transaction costs (as defined in the Plans) of the Reorganizations, including any costs associated with preparing, filing, printing, and mailing this Prospectus/Proxy Statement.

COSTS OF THE REORGANIZATION

Under each of the Plans, the Hancock Horizon Funds and the Federated Hermes Fund will not bear any expenses associated with their participation in the Reorganizations, except as contemplated below and under Article IX of the Plans, a form of which is attached as Annex A and incorporated herein by reference. The Federated Hermes Funds Adviser and/or the Hancock Horizon Funds Adviser, or their affiliates, will bear certain expenses associated with the Hancock Horizon Funds’ and the Federated Hermes Fund’s participation in the Reorganizations as agreed between them. Such Reorganization expenses include: (a) expenses associated with the preparation and filing of the Proxy Materials; (b) postage; (c) printing; (d) legal and accounting fees incurred in connection with the preparation of the Proxy Materials; (e) other accounting fees arising due to accounting work performed in connection with, or as a result of, the Reorganization that would not otherwise have been performed; (f) solicitation and tabulation costs of the transaction; and (g) other related administrative or operational costs. Each of the foregoing expenses will be borne by the Federated Hermes Funds Adviser, the Hancock Horizon Funds Adviser, or their affiliates, as agreed between the Federated Hermes Funds Adviser and the Hancock Horizon Funds Adviser, and will not be borne by the Funds. The Federated Hermes Fund will bear expenses associated with the qualification of Federated Hermes Fund’s shares for sale in the various states on an as-incurred basis. In addition, to the extent that any disposal of portfolio securities is determined to be necessary in connection with a Reorganizations, the Funds may incur transaction expenses associated with the sale and purchase of portfolio securities. The Federated Hermes Fund also may dispose of certain securities, and acquire replacement securities, after the Reorganizations are consummated in the ordinary course. The amount of transaction costs incurred by the Hancock Horizon Funds and the Federated Hermes Fund in connection with these potential sales and acquisitions of portfolio securities is not expected to be material.

The Federated Hermes Fund may hold or dispose of securities following the applicable Reorganization in accordance with the Federated Hermes Funds Adviser’s use of a quantitative computer model driven by fundamental stock selection variables. Because the Federated Hermes Fund use this quantitative, model-driven strategy which reallocates on a daily basis, it is difficult to provide an accurate assessment of the scope of the required reallocation of the Federated Hermes Fund’s portfolio.

Federated Fund	Total Brokerage Expenses/Commission	Brokerage Expenses/ Commissions Per Shares
Federated Hermes MDT Small Cap Core Fund	$65,025	0.0015

The transaction costs incurred in connection with the disposition of securities in accordance with the use of the quantitative computer model will be borne by Federated Hermes MDT Series, subject to the applicable Fee Limit (to the extent such costs are applicable to the Fund’s total annual fund operating expenses) as discussed above in the section entitled “Summary—Comparative Fee Tables.”

DESCRIPTION OF THE HANCOCK HORIZON FUNDS AND FEDERATED HERMES FUND CAPITALIZATION

The shares of the Federated Hermes Fund to be issued to shareholders of the Hancock Horizon Funds under the Plans will be fully paid and non-assessable when issued, transferable without restriction and will have no preemptive rights. Please see the prospectuses of the Federated Hermes Fund for additional information about the shares of the Federated Hermes Fund.

The following tables set forth the unaudited capitalization of the Hancock Horizon Funds into the Federated Hermes Fund on a pro forma combined basis after giving effect to the Reorganizations as of December 31, 2020. This section is for informational purposes only.

	Total Net Assets[1]	Shares Outstanding	Net Asset Value Per Share
Hancock Horizon Burkenroad Small Cap Fund (Institutional)	$61,239,564	1,687,375	$36.29
Share Adjustment[2]		930,819
Federated Hermes MDT Small Cap Core Fund (Institutional)	$661,160,989	28,262,797
Federated Hermes MDT Small Cap Core Fund, Pro Forma Combined (IS Shares)	$722,400,553	30,880,991	$23.39
Hancock Horizon Burkenroad Small Cap Fund (Investor)	$59,059,862	1,639,100	$36.03
Hancock Horizon Burkenroad Small Cap Fund (Class D)	$10,962,557	329,143	$33.31
Share Adjustment[2]		1,138,342
Federated Hermes MDT Small Cap Core Fund (Class A)	$89,522,935	3,972,123
Federated Hermes MDT Small Cap Core Fund, Pro Forma Combined (Class A)	$159,545,354	7,078,708	$22.54
Hancock Horizon Microcap Fund (Institutional)	$11,435,993	788,511	$14.50
Share Adjustment[2]		(299,584)
Federated Hermes MDT Small Cap Core Fund (Institutional)	$661,160,989	28,262,797
Federated Hermes MDT Small Cap Core Fund, Pro Forma Combined (IS Shares)	$672,596,982	28,751,724	$23.39

	Total Net Assets[1]	Shares Outstanding	Net Asset Value Per Share
Hancock Horizon Microcap Fund (Investor)	$302,869	21,063	$14.38
Share Adjustment[2]		(7,626)
Federated Hermes MDT Small Cap Core Fund (Class A)	$89,522,935	3,972,123
Federated Hermes MDT Small Cap Core Fund, Pro Forma Combined (Class A)	$89,825,804	3,985,560	$22.54

[1]

Total net assets of Federated Hermes MDT Small Cap Core Fund include an additional $76,323,415 of Class C and Class R6 Shares which are not involved in the Reorganization and are not reflected in the table above.

[2]

Share adjustment necessary to reflect shares to be issued based on net assets of Hancock Horizon Microcap Fund and Hancock Horizon Burkenroad Small Cap Fund and Federated MDT Small Cap Core Fund net asset value per share.

FEDERAL INCOME TAX CONSEQUENCES

As a non-waivable condition to each of the Reorganizations, the Federated Hermes Fund and the corresponding Hancock Horizon Fund will receive an opinion of counsel to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes:

•

The Reorganization as set forth in the Plan will constitute a tax-free reorganization under section 368(a) of the Code, and the Hancock Horizon Fund and Federated Hermes Fund will each be a “party to a reorganization” within the meaning of section 368(b) of the Code;

•	No gain or loss will be recognized by the Federated Hermes Fund upon its receipt of the Hancock Horizon Fund’s assets solely in exchange for shares of the Federated Hermes Fund;

•

No gain or loss will be recognized by the Hancock Horizon Fund upon transfer of its assets to the Federated Hermes Fund solely in exchange for shares of the Federated Hermes Fund or upon the distribution (whether actual or constructive) of shares of the Federated Hermes Fund to shareholders of the Hancock Horizon Fund in exchange for their shares of the Hancock Horizon Fund;

•

No gain or loss will be recognized by shareholders of the Hancock Horizon Fund upon exchange of its shares for shares of the Federated Hermes Fund (including any fractional shares to which they may be entitled);

•

The aggregate tax basis of the shares of the Federated Hermes Fund received by shareholders of the Hancock Horizon Fund pursuant to the Reorganization (including any fractional shares to which they may be entitled) will be the same as the aggregate tax basis of the Hancock Horizon Fund’s shares held by such shareholder immediately prior to the Reorganizations;

•

The holding period of the Federated Hermes Fund’s shares received by shareholders of the Hancock Horizon Fund (including any fractional shares to which they may be entitled) will include the period during which the Hancock Horizon Fund’s shares exchanged therefor were held by such shareholders, provided the shares of the Hancock Horizon Fund were held as capital assets at the time of the Reorganization;

•

The tax basis of the Hancock Horizon Fund’s assets acquired by the Federated Hermes Fund will be the same as the tax basis of such assets to the Hancock Horizon Fund immediately prior to the Reorganization;

•	The holding period of the assets of the Hancock Horizon Fund in the hands of the Federated Hermes Fund will include the period during which those assets were held by the Hancock Horizon Fund; and

•

The Federated Hermes Fund will succeed to and take into account, as of the date of the transfer (as defined in Section 1.381(b)-1(b) of the Treasury Regulations), the items of the Hancock Horizon Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code.

Such opinion shall be based on customary assumptions and shall be conditioned on (1) such representations as K&L Gates LLP, counsel providing the opinion, may reasonably request (and the Hancock Horizon Fund and Federated Hermes Fund will cooperate to make and certify the accuracy of such representations) all being true and complete on the Closing Date, and (2) the Reorganization’s consummation in accordance with the applicable Agreement and Plan of Reorganization (without the waiver or modification of any terms or conditions hereof and without taking into account any amendments hereof that K&L Gates LLP has not approved). Notwithstanding anything herein to the contrary, neither the Federated Hermes Fund nor the Hancock Horizon Fund may waive the above conditions.

Assuming the Reorganization qualifies as a tax-free Reorganization, as expected, the Federated Hermes Fund will succeed to the capital loss carryforwards of the Hancock Horizon Fund. Capital losses of a fund may be carried forward indefinitely to offset future capital gains. However, a Fund’s ability to carry forward capital losses, if any, and to use them to offset future gains may be limited as a result of a Reorganization. “Pre-acquisition losses” of either the Hancock Horizon Fund or the Federated Hermes Fund (including capital loss carryforwards, net current-year capital losses, and unrealized losses that exceed certain thresholds) may become unavailable to offset gains of the combined Fund. Additionally, if one Fund has net unrecognized gains above a certain threshold as of the date of a Reorganization (“built-in gains”), the other Fund’s pre-Reorganization losses cannot be used to offset such built-in gains if they are recognized during the five-year period beginning on the date of the Reorganization.

Generally, when ownership of a corporation with capital loss carryforwards changes for tax purposes in connection with a reorganization (as will be the case here), the Code imposes various limitations on the use of capital loss carryforwards following the change in ownership. The amount of such loss carryforwards that can be used each year to offset post-acquisition capital gains would generally be determined by multiplying the “federal long-term tax-exempt rate” (the applicable rate as of June 2021 was 1.64%) by the value of the outstanding shares of the smaller Fund, currently the Hancock Horizon Fund (possibly subject to adjustment for purposes of these rules) immediately prior to each Reorganization.

As of December 31, 2020, the Hancock Horizon Funds’ most recent fiscal year end, the Hancock Horizon Microcap Fund had capital loss carryforwards in the amount of $3,928,010, and the Hancock Horizon Burkenroad Small Cap Fund did not have any capital loss carryforwards. As of July 31, 2020, the Federated Hermes Fund’s most recent fiscal year end, the Federated Hermes MDT Small Cap Core Fund had capital loss carryforwards in the amount of $86,408,837.

In addition, a Reorganization will result in the spreading of tax benefits and tax costs across the larger shareholder base of the combined Fund. On the one hand, the shareholders of the Hancock Horizon Fund will receive a proportionate share of any “built-in” (unrealized) gains in the Federated Hermes Fund’s assets, as well as any taxable gains realized by the Federated Hermes Fund but not distributed to its shareholders prior to the Reorganization, when such gains are eventually distributed by the Federated Hermes Fund. As a result, shareholders of the Hancock Horizon Fund may receive larger taxable distributions than they would have had the Reorganization not occurred. Additionally, any pre-acquisition losses of the Hancock Horizon Fund (whether realized or unrealized) remaining after the operation of the limitation rules described above will become available to offset post-Reorganization capital gains otherwise distributed to a broader group of shareholders than would have been the case absent such Reorganization, such that the benefit of those losses to Hancock Horizon Fund shareholders may be further reduced relative to what the benefit would have been had the Reorganization not occurred. On the other hand, any pre-acquisition losses of the Federated Hermes Fund remaining after the operation of the limitation rules described above will be available to offset capital gains of the combined Fund realized after the Reorganization other than Hancock Horizon Fund built-in gains (as described above), potentially resulting in a tax benefit to Hancock Horizon Fund shareholders.

The amount of realized and unrealized gains and losses of each Fund, as well as the size of each Fund, at the time of the Reorganization will determine the extent to which the Funds’ respective losses, both realized and unrealized, will be available to reduce gains realized by the combined Fund following the Reorganization, and consequently the extent to which the combined Fund may be required to distribute gains to its shareholders earlier than would have been the case absent the Reorganization. Thus the impact of the rules described above will depend on factors that are currently unknown, such that this impact cannot be calculated precisely prior to the Reorganization.

See the discussion under the section entitled “Summary – Tax Consequences” in this Prospectus/Proxy Statement for further information regarding the tax consequences of the Reorganizations, including (without limitation) information on the unrealized gains/losses of the Funds, and the possibility that the Hancock Horizon Funds may make distributions of ordinary income (which may be taxable) and/or realized capital gains to its shareholders prior to the Reorganization being consummated.

Shareholders of the Hancock Horizon Funds should consult their tax advisors regarding the effect, if any, of the Reorganizations in light of their individual circumstances. Because the foregoing discussion only relates to the federal income tax consequences of the Reorganizations, those shareholders also should consult their tax advisors about the state and local tax consequences, if any, of the Reorganizations.

COMPARATIVE INFORMATION ON SHAREHOLDER RIGHTS

Each Hancock Horizon Fund and Federated Hermes Fund is an open-end management investment company registered under the 1940 Act. The AIC Trust was established under the laws of the Commonwealth of Massachusetts. The Federated Hermes MDT Series was established under the laws of the Commonwealth of Massachusetts.

The rights of shareholders of the Federated Hermes MDT Series and the AIC Trust are defined by their respective organizational documents and state law. The chart in Annex C attached hereto compares the rights of shareholders of the AIC Trust and the rights of shareholders of the Federated Hermes MDT Series.

INFORMATION ABOUT HANCOCK HORIZON FUNDS AND FEDERATED HERMES FUND

WHERE TO FIND ADDITIONAL INFORMATION

Information about the Hancock Horizon Funds is included in its Prospectus and SAI dated May 1, 2021, as supplemented, which is incorporated herein by reference. Information about the Federated Hermes MDT Small Cap Core Fund is included in its Prospectus and SAI dated September 30, 2020. Copies of the Prospectus and SAI of the Federated Hermes Fund, the Prospectus and SAI of the Hancock Horizon Funds, and the SAI dated July 12, 2021 relating to this Prospectus/Proxy Statement, all of which have been filed with the SEC, may be obtained without charge by contacting the Federated Hermes Fund at 1-800-341-7400 or the Hancock Horizon Funds at 1-888-422-2654 or by writing to Federated Hermes Fund, 4000 Ericsson Drive, Warrendale, Pennsylvania 15086-7561 or writing the Hancock Horizon Funds at One Freedom Valley Drive, Oaks, Pennsylvania 19456. The Prospectus and SAI of the Hancock Horizon Funds can be found electronically at www.hancockhorizon.com. The Prospectus and SAI of the Federated Hermes Fund are also available electronically on Federated Hermes’ website at FederatedInvestors.com.

The AIC Trust and the Federated Hermes Registrant, on behalf of their Funds, are subject to the informational requirements of the Securities Act of 1933, the Securities Exchange Act of 1934, and the 1940 Act, and in accordance therewith file reports and other information with the SEC. Reports, information/proxy statements and other information filed by the AIC Trust and by the Federated Hermes Registrant, on behalf of their Funds, can be obtained by calling or writing the Funds. Copies of such material can be obtained electronically from the EDGAR database on the SEC’s website (www.sec.gov).

ABOUT THE PROXY SOLICITATION AND THE SPECIAL MEETING

Only shareholders of record on the Record Date will be entitled to participate and vote at the Special Meeting on the internet by virtual means. To participate in the Special Meeting virtually, shareholders must register in advance by visiting https://viewproxy.com/HancockHorizonFunds/broadridgevsm/ and submitting the requested required information to Broadridge Financial Solutions, Inc. (“Broadridge”), the Hancock Horizon Funds’ proxy tabulator. Please plan to register prior to the Special Meeting, by September 9, 2021 at 10:00 a.m. (Eastern time). Each share of each Hancock Horizon Fund is entitled to one vote. Fractional shares are entitled to proportionate shares of one vote. The votes of shareholders of the Federated Hermes Funds are not being solicited since their approval is not required in order to effect the Reorganization.

Shareholders whose shares are registered directly with a Hancock Horizon Fund in the shareholder’s name will be asked to submit their name and control number found on the shareholder’s proxy card in order to register to participate in and vote at the Special Meeting. Shareholders whose shares are held by a broker, bank or other nominee must first obtain a “legal proxy” from the applicable nominee/record holder, who will then provide the shareholder with a newly-issued control number. We note that obtaining a legal proxy may take several days. Requests for registration must be received before the scheduled time for commencement of the Special Meeting. Shareholders should consider registering well in advance of the scheduled time in order to avoid any potential issues in becoming registered. Once shareholders have obtained a new control number, they must visit https://viewproxy.com/HancockHorizonFunds/broadridgevsm/ and submit their name and newly issued control number in order to register to participate in and vote at the Special Meeting.

After shareholders have submitted their registration information, they will receive an e-mail from Broadridge that confirms that their registration request has been received and is under review by Broadridge. Once shareholders’ registration requests have been accepted, they will receive (i) an email containing an event link to attend the Special Meeting, and (ii) an email with a password to enter at the event link in order to access the Meeting. Shareholders may vote before or during the Meeting at https://viewproxy.com/HancockHorizonFunds/broadridgevsm/. Only shareholders of the Hancock Horizon Funds present virtually or by proxy will be permitted to attend the virtual Special Meeting and be able to vote, or otherwise exercise the powers of a shareholder, at the Special Meeting.

Where shares are held of record by more than one person, any co-owner or co-fiduciary may execute the proxy or give authority to an agent, unless the Secretary of the Trust is notified in writing by any co-owner or co-fiduciary that the joinder of more than one is to be required. All proxies shall be filed with and verified by the Secretary or an Assistant Secretary of the Trust, or the person acting as Secretary of the Meeting. Unless otherwise specifically limited by their term, all proxies shall entitle the holders thereof to vote at any adjournment of such meeting. Any person giving a proxy has the power to revoke it at any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the Secretary of the Reorganizing Funds Trust. If no instruction is given on the submitted proxy, the persons named as proxies will vote the shares represented thereby in favor of approval of the Plan.

In order to hold and take action at the Special Meeting, other than adjourning the Special Meeting, a “quorum” of shareholders of the applicable Hancock Horizon Fund must be present. The presence virtually or by proxy of shareholders of the applicable Hancock Horizon Fund holding a majority of the shares entitled to vote constitutes a quorum for the transaction of business at the Special Meeting. Approval of each Plan requires the affirmative vote of the holders of a majority of the shares of each Hancock Horizon Fund voted, virtually or by proxy, at the Special Meeting.

Shares represented by a properly executed proxy will be voted in accordance with the instructions on the proxy, or, if no instructions are provided, the shares will be voted in FAVOR of the approval of the Reorganization. Abstentions will be treated as votes present at the Special Meeting and therefore will be included for purposes of determining whether a quorum is present. However, abstentions will not be treated as votes cast at such Special Meeting. Abstentions, therefore, will have no effect on proposals that require an affirmative vote of a majority of votes cast for approval. In contrast, broker “non-votes” (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will not be treated as votes present at the Special Meeting and will not be treated as votes cast at such Special Meeting. Broker “non-votes”, therefore: (i) will not be included for purposes of determining whether a quorum is present; and (ii) will have no effect on proposals that require an affirmative vote of a majority of votes cast for approval.

If a quorum is not present at the Special Meeting, or if a quorum is present at the Special Meeting but sufficient votes to approve the Plans are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. Except when a quorum is not present at the Special Meeting, any such adjournment will require the affirmative vote of a majority of those shares present at the Special Meeting or represented by proxy. Abstentions and “broker non-votes” will not be counted for or against such proposal to adjourn. The persons named as proxies will vote those proxies that they are entitled to vote FOR the approval of the Plans in favor of such an adjournment, and will vote those proxies required to be voted AGAINST the approval of the Plans against such an adjournment.

SHARE OWNERSHIP OF THE FUNDS

A shareholder who owns, directly or indirectly, more than 25% of a Fund’s voting securities may be deemed a “control person” (as defined under applicable securities laws) of the Fund. A control person’s vote could have more significant effect on matters presented to shareholders for approval then the vote of other Fund shareholders.

Hancock Horizon Funds

The following shareholders owned, of record, or beneficially, or both, 5% or more of a share class of the indicated Fund’s shares as of June 14, 2021.

Fund	Class	Name of Shareholder	Address of Shareholder	Percent of Class
Hancock Horizon Burkenroad Small Cap Fund	Investor	Charles Schwab & Co.	211 Main Street, San Francisco, CA 94105	16.84%
		LPL Financial Services	4707 Executive Drive, San Diego, CA 92121	7.64%
	Class D	National Financial Services LLC	499 Washington Blvd, Jersey City, NJ 07310	22.07%
		National Financial Services LLC	499 Washington Blvd, Jersey City, NJ 07310	8.66%
		Charles Schwab & Co.	211 Main Street, San Francisco, CA 94105	7.01%
		Charles Schwab & Co.	211 Main Street, San Francisco, CA 94105	6.17%
	Institutional	National Financial Svcs Corp for Exclusive Benefit of our Customers	9801 Barlow, Jersey City, NJ 07310	66.80%
		GWFS Equities Inc.	8525 E. Orchard Road, Greenwood Village, CO 80111	16.74%
Hancock Horizon Microcap Fund	Investor	Charles Schwab & Co.	211 Main Street, San Francisco, CA 94105	22.48%
		TD Ameritrade Clearing Inc.	254 Weston Rd, Wellesley, MA 02482	20.65%
		National Financial Services LLC	499 Washington Blvd, Jersey City, NJ 07310	20.02%
		National Financial Services LLC	499 Washington Blvd, Jersey City, NJ 07310	7.99%
		National Financial Services LLC	499 Washington Blvd, Jersey City, NJ 07310	6.56%
	Institutional	National Financial Svcs Corp for Exclusive Benefit of our Customers	9801 Barlow, Jersey City, NJ 07310	91.36%
		GWFS Equities Inc.	8525 E. Orchard Road, Greenwood Village, CO 80111	5.93%

At the close of business on the Record Date, the Hancock Horizon Funds had the following numbers of outstanding shares:

Name of Fund	Share Class	Outstanding Shares
Hancock Horizon Burkenroad Small Cap Fund	Investor	1,429,226
	Class D	311,044
	Institutional	1,473,561
Hancock Horizon Microcap Fund	Investor	13,655
	Institutional	749,981

At the close of business on the Record Date, Officers and Trustees of the Hancock Horizon Funds owned less than 1% of each class of the Hancock Horizon Funds’ outstanding shares.

In addition, certain clients of Hancock Whitney Bank have delegated proxy voting responsibility with respect to their Hancock Horizon Fund Shares to Hancock Whitney Bank pursuant to the terms of Hancock Whitney Bank’s proxy voting policies and procedures. Accordingly, Hancock Whitney Bank has the authority to vote on behalf of these clients the Hancock Horizon Fund shares held by these clients. Hancock Whitney Bank will vote any shares of the Hancock Horizon Funds over which it has voting authority consistent with its proxy voting policies and procedures.

Pursuant to its proxy voting policies and procedures, Hancock Whitney Bank has determined, after reviewing all relevant information, that there are no material conflicts of interest that arise with respect to Hancock Whitney Bank voting on the Proposal described in this Prospectus/Proxy Statement. In making this determination, Hancock Whitney Bank’s Chief Compliance Officer reviewed the applicable rules and regulations under the Investment Advisers Act of 1940 and relevant Federal Deposit Insurance Corporation and Office of the Comptroller of the Currency regulations. In addition, Hancock Whitney Bank’s Chief Compliance Officer reviewed AIC Trust’s Policy Manual, specifically the sections pertaining to proxy voting and the best interests of accounts, and Horizon Adviser’s Policy and Procedures Manual.

The table below provides a breakdown, as of the Record Date, of the outstanding shares of each Hancock Horizon Fund for which Hancock Whitney Bank possesses voting power.

Fund	Number of Shares	Percentage of Fund
Hancock Horizon Burkenroad Small Cap Fund	1,250,823	38.92%
Hancock Horizon Microcap Fund	724,156	94.83%

Federated Hermes Fund

The following shareholders owned, of record, or beneficially, or both, 5% or more of a share class of the indicated Fund’s shares as of June 14, 2021.

Fund	Class	Name of Shareholder	Address of Shareholder	Percent of Class
Federated Hermes MDT Small Cap Core Fund	A	National Financial Services LLC for the Exclusive Benefit of our Customers	200 Liberty Street, One World Financial Center, Attn Mutual Funds Department 5th Floor, New York, NY	18.30%
		Merrill Lynch Pierce Fenner & Smith for the Sole Benefit of its Customers	4800 Deer Lake Drive E, Jacksonville, FL 32246	13.57%
		Charles Schwab & Co. Inc.	211 Main Street, San Francisco, CA 94105	12.04%
		Pershing LLC	PO Box 2052, Jersey City, NJ 07303	6.72%
		American United Life Insurance Co Group Retirement Account	PO Box 368, Indianapolis, IN 46206	5.13%
		Wells Fargo Clearing Services LLC Special Custody Account for the Exclusive Benefit of Customer	2801 Market Street, St. Louis, MO 63103	5.11%
	C	Wells Fargo Clearing Services LLC Special Custody Account for the Exclusive Benefit of Customer	2801 Market Street, St. Louis, MO 63103	39.18%
		Raymond James Omnibus for Mutual Funds House Account	880 Carillon Pkwy, St. Petersburg, FL 33716	11.99%
		American Enterprise Inv Svc FBO Account	702 2nd Avenue SE, Minneapolis, MN 55414	8.20%
		Morgan Stanley Smith Barney LLC for the Exclusive Benefit of its Customers	1 New York Plaza, Floor 12, New York, NY 10004	8.07%

Fund	Class	Name of Shareholder	Address of Shareholder	Percent of Class
	Institutional	National Financial Services LLC for the Exclusive Benefit of our Customers	Attn Mutual Funds Dept 4th Floor, 499 Washington Blvd, Jersey City, NJ 07310	25.54%
		Charles Schwab & Co. Inc. Special Custody Account FBO Customers	211 Main Street, San Francisco, CA 94105	11.09%
		Wells Fargo Clearing Services LLC Special Custody Account for the Exclusive Benefit of Customer	2801 Market Street, St. Louis, MO 63103	10.58%
		American Enterprise Inv Svc FBO Account	702 2nd Avenue SE, Minneapolis, MN 55414	10.15%
		Merrill Lynch Pierce Fenner & Smith for the Sole Benefit of its Customers	4800 Deer Lake Drive E, Jacksonville, FL 32246	6.56%
	R6	Edward D. Jones & Co. for the Benefit of Customers	12555 Manchester Road, St. Louis, MO 63131	15.99%
		National Financial Services LLC	499 Washington Blvd, Jersey City, NJ 07310	15.20%
		Saxon & Co FBO Account	PO Box 94597, Cleveland, OH 44101	11.95%

At the close of business on the Record Date, the Federated Hermes Fund had the following numbers of outstanding shares:

Name of Fund	Share Class	Outstanding Shares
Federated Hermes MDT Small Cap Core Fund	A	3,835,054
	C	1,276,385
	Institutional	30,201,238
	R6	2,317,655

At the close of business on the Record Date, Officers and Trustees of the Federated Hermes Fund owned less than 1% of each class of the Federated Hermes Fund’s outstanding shares.

The following persons owned of record, beneficially, or both, as of June 14, 2021, 25% or greater of the indicated Fund’s outstanding equity securities. There were no shareholders of the Federated Hermes Fund that owned 25% or greater of the Federated Hermes Fund’s outstanding equity securities.

Hancock Horizon Funds

Fund	Name of Shareholder	Address of Shareholder	Percent of Class
Hancock Horizon Burkenroad Small Cap Fund	National Financial Svcs Corp for Exclusive Benefit of our Customers*	9801 Barlow, Jersey City, NJ 07310	30.62%
Hancock Horizon Microcap Fund	National Financial Svcs Corp for Exclusive Benefit of our Customers*	9801 Barlow, Jersey City, NJ 07310	89.72%

*

National Financial Services LLC is organized in the State of Delaware and is a wholly-owned subsidiary of Fidelity Global Brokerage Group, Inc., which is organized in the Commonwealth of Massachusetts and is a wholly-owned subsidiary of FMR LLC, which is organized in Delaware.

INTERESTS OF CERTAIN PERSONS

The Federated Hermes Funds Adviser is a subsidiary of Federated Hermes. All of the voting securities of Federated Hermes are owned by a trust, the trustees of which are J. Christopher Donahue, Thomas R. Donahue, and Rhodora J. Donahue, their mother, for the benefit of certain members of the Donahue family.

OTHER MATTERS AND DISCRETION OF ATTORNEYS NAMED IN THE PROXY

The AIC Trust is not required to, and does not, hold annual meetings. Nonetheless, the Board of Trustees of the AIC Trust may call a special meeting of shareholders for action by shareholder vote as may be required by the 1940 Act or as required or permitted by the Declaration of Trust and By-Laws of the AIC Trust. Shareholders of the Hancock Horizon Funds who wish to present a proposal for action at a future meeting should submit a written proposal to the AIC Trust for inclusion in a future proxy statement. Submission of a proposal does not necessarily mean that such proposal will be included in the Hancock Horizon Funds’ proxy statement since inclusion in the proxy statement is subject to compliance with certain federal regulations. Shareholders retain the right to request that a meeting of the shareholders be held for the purpose of considering matters requiring shareholder approval.

No business other than the matter described above is expected to come before the Special Meeting, but should any other business properly come before the Special Meeting, the persons named in the enclosed proxy will vote thereon in their discretion.

SHAREHOLDERS ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD(S) AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.

Order of the Board of Trustees,

By	/s/ Michael Beattie
Michael Beattie
President

June 11, 2021

ANNEX A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

AGREEMENT AND PLAN OF REORGANIZATION

Hancock Horizon [    ] Fund

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this      day of                     , by and among (i)[Federated Trust/Corporation], with its principal place of business at 4000 Ericsson Drive, Warrendale, PA 15086-7561 (the “Surviving Fund Registrant”), on behalf of its series, [Federated Fund] (the “Surviving Fund”), (ii) The Advisors’ Inner Circle Fund II, a Massachusetts business trust, with its principal place of business at One Freedom Valley Drive, Oaks, Pennsylvania 19456 (the “Reorganizing Fund Registrant”), on behalf of [Hancock Horizon Fund] (the “Reorganizing Fund” and, collectively with the Surviving Fund, the “Funds”), and (iii) for the purposes of paragraphs 1.3, 1.9, 3.3, 3.5, 4.3, 5.10, 7.4 and 10.2 and Articles VI, IX, XI, XII, and XIII hereof only, Hancock Whitney Bank, a Mississippi state chartered bank, with its principal place of business at 2510 14th Street, 3rd Floor, Gulfport, Mississippi 39502. Other than the [Funds][Reorganizing Fund], no other series of [either the Surviving Fund Registrant or the Reorganizing Fund Registrant] [the Reorganizing Fund Registrant] are parties to this Agreement.

This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”) and the Treasury Regulations promulgated thereunder. The reorganization will consist of: (i) the transfer of all or substantially all of the assets of the Reorganizing Fund (which offers [Investor Class Shares, Class C Shares and Institutional Class Shares]) (the “Reorganizing Fund Shares”) in exchange solely for shares [(Service Shares, Class A Shares, and Institutional Shares, respectively)], no par value per share, of the Surviving Fund (“Surviving Fund Shares”); (ii) the distribution of the Surviving Fund Shares [(Service Shares, Class A Shares and Institutional Shares)] to the holders of the outstanding shares of the Reorganizing Fund ([Investor Class Shares, Class C Shares and Institutional Class Shares], respectively), and (iii) the liquidation, dissolution and termination of the Reorganizing Fund as provided herein, all upon the terms and conditions set forth in this Agreement (the “Reorganization”).

WHEREAS, [the Surviving Fund and] the Reorganizing Fund [is a][are] separate series of the [Surviving Fund Registrant] and the Reorganizing Fund Registrant, [respectively], the Surviving Fund [Registrant] and Reorganizing Fund Registrant are open-end, registered management investment companies, and the Reorganizing Fund owns securities that generally are assets of the character in which the Surviving Fund is permitted to invest;

WHEREAS, [the Funds] [the Reorganizing Fund and Surviving Fund] are authorized to issue their shares of beneficial interests [and stock, respectively];

WHEREAS, the Trustees of the Reorganizing Fund Registrant have determined that the Reorganization, with respect to the Reorganizing Fund, is in the best interests of the Reorganizing Fund;

WHEREAS, the [Directors] [Trustees] of the Surviving Fund [Registrant] have determined that the Reorganization, with respect to the Surviving Fund, is in the best interests of the Surviving Fund;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

TRANSFER OF ASSETS OF THE REORGANIZING FUND IN EXCHANGE FOR SURVIVING FUND SHARES AND LIQUIDATION AND DISSOLUTION OF THE REORGANIZING FUND

1.1 THE EXCHANGE. Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Reorganizing Fund agrees to transfer all or substantially all of its assets, as set forth in paragraph 1.2, to the Surviving Fund. In exchange, the Surviving Fund agrees to deliver to the Reorganizing Fund the number of full and fractional shares of each class of Surviving Fund Shares determined by multiplying (a) the outstanding shares of each class of the Reorganizing Fund Shares by (b) the ratio computed by dividing (x) the net asset value (“NAV”) per share of such class of the Reorganizing Fund Shares computed in the manner as of the time and date set forth in paragraph 2.2 by (y) the NAV per share of the corresponding class of Surviving Fund Shares computed in the manner and as of the time and date set forth in paragraph 2.2. Holders of the Reorganizing Fund Shares will receive the corresponding class of Surviving Fund Shares in exchange for their Reorganizing Fund Shares. Such transactions shall take place at the closing on the Closing Date provided for in paragraph 3.1.

1.2 ASSETS TO BE ACQUIRED.

The assets of the Reorganizing Fund to be acquired by the Surviving Fund shall consist of property having a value equal to the total net assets of the Reorganizing Fund, including, without limitation, all cash, securities, commodities, interests in futures, dividends or interest receivable, and other assets (except as provided in the next sentence) owned by the Reorganizing Fund as of the Closing Date. The assets to be acquired by the Surviving Fund shall not include any deferred or prepaid expenses shown as an asset on the books of the Reorganizing Fund on the Closing Date, to the extent that they do not have continuing value to the Surviving Fund, nor any Non-Acceptable Foreign Tax Reclaim Receivables (which are defined as the Foreign Tax Reclaim Receivables on the books and records of the Reorganizing Fund immediately prior to the Closing that either (i) the investment adviser to the Reorganizing Fund and the Reorganizing Fund have determined to write-off as of or prior to the Closing; or (ii) that are not Acceptable Foreign Tax Reclaim Receivables). “Foreign Tax Reclaim Receivables” shall be defined as the foreign tax reclaim receivables, as of any relevant date, identified as “reclaim receivables” on the books and records of the Reorganizing Fund.” “Acceptable Foreign Tax Reclaim Receivables” shall be defined as the Foreign Tax Reclaim Receivables on the books and records of the Reorganizing Fund as of the Closing that have been determined by Federated Hermes, Inc. and the Surviving Fund, in their sole discretion, to be eligible to be acquired by, and transferred to, such Surviving Fund. For the avoidance of doubt, the Surviving Fund shall only acquire any Acceptable Foreign Tax Reclaim Receivables.

The Reorganization is to occur on the Closing Date, which is expected to be on or after [                , 2021]. On the Closing Date, substantially all of the assets of the Reorganizing Fund (except for deferred or prepaid expenses, and amounts reserved for payment of Reorganizing Fund liabilities) will be transferred to the Surviving Fund. In exchange for the transfer of these assets, the Surviving Fund will simultaneously issue to the Reorganizing Fund a number of full and fractional [insert share classes], (as applicable) of the Surviving Fund equal in value to the aggregate NAV of the [insert share classes], respectively, of the Reorganizing Fund, as applicable, calculated as of 4:00 p.m., Eastern time, on the Closing Date.

1.3 LIABILITIES TO BE DISCHARGED AND ASSUMED. The Reorganizing Fund will discharge all of its known liabilities and known obligations prior to or as of the Closing Date. Hancock Whitney Bank agrees to assume all liabilities of the Reorganizing Fund of any nature whatsoever, whether absolute or contingent, known or unknown, accrued or unaccrued, that are not discharged (or for which provision for payment has not been made) by the Reorganizing Fund pursuant to this paragraph 1.3, to the extent that such liabilities relate to periods prior to the Confirmation of the Closing (as defined in paragraph 3.3). For the avoidance of doubt, the Surviving Fund shall not assume any liabilities or obligations of the Reorganizing Fund in connection with the Reorganization.

1.4 LIQUIDATION AND DISTRIBUTION. On or as soon after the Closing Date as is conveniently practicable: (a) the Reorganizing Fund will distribute in complete liquidation of the Reorganizing Fund, pro rata to its shareholders of record of each class of the Reorganizing Fund, determined as of the close of business on the Closing Date (the “Reorganizing Fund Shareholders”), all of the corresponding class of Surviving Fund Shares received by the Reorganizing Fund pursuant to paragraph 1.1; and (b) the Reorganizing Fund will thereupon proceed to dissolve and terminate as set forth in paragraph 1.8 below. Such distribution will be accomplished by the transfer of Surviving Fund Shares credited to the account of the Reorganizing Fund on the books of the Surviving Fund to open accounts on the share records of the Surviving Fund in the name of the Reorganizing Fund Shareholders, and representing the respective pro rata number of Surviving Fund Shares due such shareholders. All issued and outstanding Reorganizing Fund Shares will simultaneously be canceled on the books of the Reorganizing Fund. The Surviving Fund shall not issue certificates representing Surviving Fund Shares in connection with such transfer. After the Closing Date, the Reorganizing Fund shall not conduct any business except in connection with (i) the settlement of any securities transactions effected before, but not settled by, the Closing Date, with such settlements to be delivered to the Surviving Fund, (ii) Acceptable Foreign Tax Reclaim Receivables, and (iii) the Reorganizing Fund’s liquidation, dissolution and termination.

1.5 OWNERSHIP OF SHARES. Ownership of Surviving Fund Shares will be shown on the books of the Surviving Fund’s transfer agent. Surviving Fund Shares will be issued simultaneously to the Reorganizing Fund, in an amount equal in value to the aggregate NAV of the Reorganizing Fund Shares computed in the manner set forth in paragraph 2.2, to be distributed to Reorganizing Fund Shareholders.

1.6 TRANSFER TAXES. Any transfer taxes payable upon the issuance of Surviving Fund Shares in a name other than the registered holder of the Reorganizing Fund Shares on the books of the Reorganizing Fund as of that time, as a condition of such issuance and transfer, shall be paid by the person to whom such Surviving Fund Shares are to be issued and transferred.

1.7 REPORTING RESPONSIBILITY. Any reporting responsibility of the Reorganizing Fund is and shall remain the responsibility of the Reorganizing Fund, except as provided in paragraph 5.10 below or as otherwise agreed to in writing by the parties.

1.8 TERMINATION. The Reorganizing Fund shall be liquidated, dissolved and terminated as soon as is conveniently practicable following the Closing Date and the making of all distributions pursuant to paragraph 1.4 and completing all of its regulatory obligations and filings.

1.9 BOOKS AND RECORDS. All books and records of the Reorganizing Fund, including all books and records required to be maintained under the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules and regulations thereunder, shall be available to the Surviving Fund from and after the Closing Date and shall be turned over to the Surviving Fund as soon as practicable following the Closing Date. Copies of the applicable books and records may be retained as required by applicable law or as necessary for the Reorganizing Fund or Hancock Whitney Bank on behalf of the Reorganizing Fund to prepare and file tax returns pursuant to paragraph 5.10 of this Agreement, provided that the Reorganizing Fund maintains them in a secure and confidential manner and does not disclose them unless required by law (which, for the avoidance of doubt, shall include the Reorganizing Fund’s obligation to file tax returns).

1.10 OTHER REORGANIZATION-SPECIFIC ITEMS.

In connection with the Reorganization, any minimum investment amounts applicable to initial investments in the Surviving Fund Shares shall be waived with respect to the Reorganizing Fund Shareholder’s initial receipt of Surviving Fund Shares as part of the Reorganization.

a)	With respect to the Class A Shares of the Surviving Fund to be acquired by shareholders of the Reorganizing Fund’s Investor Class Shares [and Class D Shares], in connection with the

Reorganization (“Relevant Surviving Fund Shares”), such a Reorganizing Fund Shareholder will initially acquire Relevant Surviving Fund Shares pursuant to the terms of this Agreement at NAV (without reduction for a sales charge). With respect to subsequent purchases of Relevant Surviving Fund Shares in the future, such future purchases of Relevant Surviving Fund Shares would be at NAV (without reduction for a sales charge) so long as: (1) such Reorganizing Fund Shareholder’s account opened on the books and records of the Surviving Fund as part of the Reorganization remains open and is held directly with the Surviving Fund’s Transfer Agent (and not through an intermediary) or (2) such future purchase otherwise qualifies for a sales load exception pursuant to the terms of the Surviving Fund’s prospectus (such as, for example, that the shares are purchased through a program offered by a financial intermediary that provides for the purchase of shares without imposition of a sales charge and where the financial intermediary has agreed not to receive a dealer reallowance on purchases under the program).

b)

Any privileges granted to any Reorganizing Fund Shareholder in connection with the Reorganization shall apply only with respect to the account of such Reorganizing Fund Shareholder opened on the books and records of the Surviving Fund as part of the Reorganization. Any such privilege shall not apply with respect to any existing account with the Surviving Fund or any other fund within the family of funds sponsored by Federated Hermes, Inc. and its subsidiaries (“Federated Hermes Family of Funds”) or, except in connection with the Reorganization, any other account opened by or on behalf of any Reorganizing Fund Shareholder with the Surviving Fund or any other fund within the Federated Hermes Family of Funds.

ARTICLE II

VALUATION

2.1 VALUATION OF ASSETS. The value of the Reorganizing Fund’s assets to be acquired by the Surviving Fund hereunder shall be the value of such assets computed as of the closing on the Closing Date, after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures set forth in the Surviving Fund[‘s] [Registrant’s] [Articles of Incorporation] [Declaration of Trust] and the Surviving Fund’s then current prospectus and statement of additional information or such other valuation procedures as shall be mutually agreed upon by the parties (and approved by the respective Boards of Directors/Trustees (“Board”) of the [Surviving Fund] [Surviving Fund Registrant] and Reorganizing Fund Registrant).

2.2 VALUATION OF SHARES. The NAV per share of each class of Reorganizing Fund Shares and Surviving Fund Shares shall be the NAV per share of such class of Reorganizing Fund Shares and Surviving Fund Shares, respectively, computed as of the closing on the Closing Date, using the valuation procedures set forth in the Surviving Fund[‘s] [Registrant’s] [Articles of Incorporation] [Declaration of Trust] and the Surviving Fund’s then current prospectus and statement of additional information, or such other valuation procedures as shall be mutually agreed upon by the parties (and approved by their respective Boards).

2.3 SHARES TO BE ISSUED. The number of shares of each class of Surviving Fund Shares to be issued (including fractional shares, if any) in exchange for the Reorganizing Fund’s assets to be acquired by the Surviving Fund pursuant to this Agreement shall be determined in accordance with paragraph 1.1.

2.4 DETERMINATION OF VALUE. All computations of value shall be made by State Street Bank and Trust Company, on behalf of the Surviving Fund and the Reorganizing Fund. The Reorganizing Fund Registrant and the Surviving Fund [Surviving Fund Registrant] agree to use commercially reasonable efforts to cause their respective administrators and investment advisers to work together to resolve before the Closing Date any material differences identified between the valuations of the portfolio assets of the Reorganizing Fund determined using the Surviving Fund’s valuation procedures as compared to the valuations of the same portfolio assets determined using the Reorganizing Fund’s valuation procedures.

ARTICLE III

CLOSING AND CLOSING DATE

3.1 CLOSING DATE. The closing shall occur on or about [                , 2021], or such other date(s) as the parties may agree to in writing (the “Closing Date”). All acts taking place at the closing shall be deemed to take place simultaneously at 4:00 p.m. Eastern Time on the Closing Date unless otherwise provided herein. The closing shall be held at the offices of Federated Hermes, Inc. (“Federated Hermes”), 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779, or at such other time and/or place as the parties may agree. The closing may be held in person, by facsimile, email or such other communication means as the parties may agree.

3.2 TRANSFER OF ASSETS. As of the Closing Date, the Reorganizing Fund shall deliver or cause to be delivered the portfolio assets of the Reorganizing Fund to the Surviving Fund’s custodian (the “Surviving Fund Custodian”) for the account of the Surviving Fund, such portfolio securities to be duly endorsed in proper form for transfer in such manner and condition as to constitute good delivery thereof in accordance with the custom of brokers or, in the case of portfolio assets held in the U.S. Treasury Department’s book-entry system or by the Depository Trust Company, Participants Trust Company or other third party depositories, by transfer to the account of the Surviving Fund Custodian in accordance with Rule 17f-4, Rule 17f-5 or Rule 17f-7, as the case may be, under the 1940 Act, and accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. The cash delivered shall be in the form of currency or certified or official bank checks, payable to the order of “[Name of Custodian], for the benefit of the [Name of Surviving Fund].” If the Reorganizing Fund is unable to make such delivery as of the Closing Date in the manner contemplated by this paragraph for the reason that any of such securities or other assets purchased prior to the Closing Date have not yet been delivered to the Reorganizing Fund or its broker, then the Surviving Fund will waive the delivery requirements of this paragraph with respect to said undelivered securities or other assets if the Reorganizing Fund has, by or on the Closing Date, delivered to the Surviving Fund or the Surviving Fund Custodian executed copies of an agreement of assignment and escrow and due bills executed on behalf of said broker or brokers, together with such other documents as may be required by the Surviving Fund or the Surviving Fund Custodian, such as brokers’ confirmation slips. The transfer of the portfolio assets of the Reorganizing Fund to the Surviving Fund shall take place beginning from and after the closing over the weekend immediately following the Closing Date, and shall be deemed to have been completed as of the closing upon receipt of the certificates contemplated in paragraph 3.3 below.

3.3 CUSTODIANS’ CERTIFICATES. Hancock Whitney Bank, as custodian for the Reorganizing Fund (the “Reorganizing Fund Custodian”), shall deliver to the Surviving Fund and the Reorganizing Fund as of the closing a certificate of an authorized officer of the Reorganizing Fund Custodian stating that: (a) the Reorganizing Fund’s portfolio securities, cash, and any other assets have been delivered in proper form to the Surviving Fund as of the Closing Date; and (b) all necessary taxes including all applicable federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Reorganizing Fund. The Surviving Fund Custodian shall deliver to the Reorganizing Fund and the Surviving Fund as of the closing a certificate of an authorized officer of the Surviving Fund Custodian stating that the Reorganizing Fund’s portfolio securities, cash, and any other assets have been received in proper form by the Surviving Fund as of the Closing Date (“Confirmation of the Closing”), subject to such portfolio securities, cash, and any other assets being received in proper form.

3.4 EFFECT OF SUSPENSION IN TRADING. In the event that on the scheduled Closing Date, either: (a) the New York Stock Exchange (“NYSE”) or another primary exchange on which the portfolio securities of the Surviving Fund or the Reorganizing Fund are purchased or sold, shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Surviving Fund or the Reorganizing Fund is impracticable, the Closing Date shall be postponed until the first Friday that is a business day after the day when trading is fully resumed and reporting is restored that is mutually acceptable to the parties.

3.5 TRANSFER AGENT’S CERTIFICATE. Hancock Whitney Bank, as transfer agent for the Reorganizing Fund as of the Closing Date, shall deliver at the closing a certificate of an authorized officer stating that its records contain the names and addresses of Reorganizing Fund Shareholders, and the number and percentage ownership of each class of outstanding Reorganizing Fund Shares owned by each such shareholder immediately prior to the closing. The Surviving Fund shall issue and deliver, or cause, State Street Bank and Trust Company (and/or its service agent, SS&C Asset Manager Solutions), its transfer agent, to issue and deliver, a confirmation evidencing Surviving Fund Shares to be credited on the Closing Date to the Secretary of the Reorganizing Fund Registrant or provide evidence satisfactory to the Reorganizing Fund that the Surviving Fund Shares have been credited to the Reorganizing Fund’s account on the books of the Surviving Fund. At the closing, each party shall deliver to the other such bills of sale, checks, assignments, treasurer, chief financial officer, president/vice president, secretary or other officer certificates, custodian and transfer agent instructions and certificates, tax opinions, receipts and other instruments or documents, if any, as such other party or its counsel, may reasonably request.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1 REPRESENTATIONS OF THE REORGANIZING FUND. The Reorganizing Fund Registrant, on behalf of the Reorganizing Fund, represents and warrants to the Surviving Fund [Registrant, on behalf of the Surviving Fund], as follows:

a)

The Reorganizing Fund is a legally designated, separate series of a voluntary association (commonly known as a “business trust”) duly organized and validly existing, and in good standing, under the laws of the Commonwealth of Massachusetts.

b)

The Reorganizing Fund Registrant is registered as an open-end management investment company under the 1940 Act, the Reorganizing Fund Registrant’s registration with the Securities and Exchange Commission (the “Commission”) as an investment company under the 1940 Act is in full force and effect, and the Reorganizing Fund Shares are registered under the Securities Act of 1933, as amended (“1933 Act”), and such registration has not been revoked or rescinded and is in full force and effect.

c)

The current prospectus and statement of additional information of the Reorganizing Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act, and the rules and regulations thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make such statements therein, in light of the circumstances under which they were made, not misleading.

d)

The Reorganizing Fund is not in violation of, and assuming shareholder approval of the Reorganization is obtained, the execution, delivery, and performance of this Agreement will not result in the violation of, any provision of the Reorganizing Fund Registrant’s Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Reorganizing Fund is a party or by which the Reorganizing Fund is bound.

e)

The Reorganizing Fund has no material contracts or other commitments (other than this Agreement) that, to the Reorganizing Fund’s knowledge, will be terminated with liability to it before the Closing Date, except for liabilities, if any, to be discharged as provided in paragraph 1.3 hereof.

f)

Except as otherwise disclosed in writing to the Surviving Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Reorganizing Fund or any of its properties or assets. The Reorganizing Fund, without any special investigation or inquiry, knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

g)

The audited financial statements of the Reorganizing Fund as of December 31, 2020 and for the fiscal year then ended (the “Reorganizing Fund Financial Statements”) will be, and by the Closing Date will have been, prepared in accordance with generally accepted accounting principles, and such statements, including a list of all of the Reorganizing Fund’s assets as of the date of such statements, (copies of which have been furnished to the Surviving Fund) will fairly reflect in all material respects the financial condition of the Reorganizing Fund as of such date, and there will be no known contingent liabilities of the Reorganizing Fund as of such date that are not disclosed in such statements. The Reorganizing Fund has provided the Surviving Fund with the Reorganizing Fund Financial Statements, which contain a list of all of the Reorganizing Fund’s assets as of the date of such statements. The Reorganizing Fund hereby represents that as of the date of the execution of this Agreement, there have been no changes in its financial position as reflected in such financial statements other than those occurring in the ordinary course of business in connection with the purchase and sale of securities, the issuance and redemption of Reorganizing Fund Shares and the payment of normal operating expenses, dividends and capital gains distributions.

h)

Since the date of the financial statements referred to in sub-paragraph (g) above, there have been no material adverse changes in the Reorganizing Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Reorganizing Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to the Surviving Fund. For the purposes of this sub-paragraph (h), a decline in the NAV of the Reorganizing Fund shall not constitute a material adverse change.

i)

As of the date hereof, except as previously disclosed to the Surviving Fund in writing, and except as have been corrected as required by applicable law, and to the best of the Reorganizing Fund’s knowledge, there have been no material miscalculations of the NAV of the Reorganizing Fund or the NAV per share of any class or classes of Reorganizing Fund Shares during the twelve-month period preceding the date hereof and preceding the Closing Date, and all such calculations have been made in accordance with the applicable provisions of the 1940 Act.

j)

The minute books and other similar records of the Reorganizing Fund as made available to the Surviving Fund prior to the execution of this Agreement contain a true and complete record of all material action taken at all meetings and by all written consents in lieu of meetings of the Reorganizing Fund Shareholders, the Reorganizing Fund’s Board and committees of the Reorganizing Fund’s Board. The stock transfer ledgers and other similar records of the Reorganizing Fund as made available to the Surviving Fund prior to the execution of this Agreement, and as existing on the Closing Date, accurately reflect all material record transfers prior to the execution of this Agreement, or the Closing Date, as applicable, in the Reorganizing Fund Shares.

k)

The Reorganizing Fund has maintained, or caused to be maintained on its behalf, all books and records required of a registered investment company in compliance with the requirements of Section 31 of the 1940 Act and rules thereunder in all material respects.

l)

All federal and other tax returns and reports of the Reorganizing Fund required by law to be filed (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects, and all federal and other taxes (whether or not shown as due on such returns and reports) have been paid, or provision shall have been made for the payment thereof. To the best of the Reorganizing Fund’s knowledge, no such return is currently under audit, and no assessment has been asserted or proposed with respect to such returns.

m)

All issued and outstanding Reorganizing Fund Shares are duly and validly issued and outstanding, fully paid and non-assessable (except as described in the registration statement on Form N-1A of the Reorganizing Fund) by the Reorganizing Fund. All of the issued and outstanding Reorganizing Fund Shares will, at the time of the closing, be held by the persons and in the amounts set forth in the records of the Reorganizing Fund’s transfer agent as provided in paragraph 3.5. The Reorganizing Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any of the Reorganizing Fund Shares, and has no outstanding securities convertible into any of the Reorganizing Fund Shares.

n)

At the closing, the Reorganizing Fund will have good and marketable title to the Reorganizing Fund’s assets to be transferred to the Surviving Fund pursuant to paragraph 1.2, and full right, power, and authority to sell, assign, transfer, and deliver such assets hereunder, free of any lien or other encumbrance, except those liens or encumbrances to which the Surviving Fund has received notice, and, upon delivery and payment for such assets, and the filing of any articles, certificates or other documents under the laws of the Commonwealth of Massachusetts, the Surviving Fund will acquire good and marketable title, subject to no restrictions on the full transfer of such assets, other than such restrictions as might arise under the 1933 Act, and other than as disclosed to the Surviving Fund.

o)

The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Reorganizing Fund other than shareholder approval as required by paragraph 5.8 hereof. Subject to such shareholder approval and due authorization, execution and delivery of this Agreement by the other parties to this Agreement, this Agreement constitutes a valid and binding obligation of the Reorganizing Fund, enforceable in accordance with its terms against the Reorganizing Fund, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

p)

Any information furnished by the Reorganizing Fund for use in no-action letters, applications for orders, registration statements, proxy materials and other documents in connection with the transactions contemplated herein is accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto.

q)

From the effective date of the Registration Statement (as defined in paragraph 5.6), through the time of the meeting of the Reorganizing Fund Shareholders and on the Closing Date, any written information furnished by the Reorganizing Fund Registrant with respect to the Reorganizing Fund for use in the Proxy Materials (as defined in paragraph 5.6), or any other materials provided in connection with the Reorganization, including specific written responses to due diligence questions provided in connection with the Surviving Fund’s Board meeting to approve this Agreement, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

r)

The Reorganizing Fund has qualified, elected and been eligible to be treated as a “regulated investment company” under Sections 851 and 852 of the Code (a “RIC”), in respect of each taxable year since its commencement of operations; and qualifies and is treated and will continue to qualify and be treated as a RIC under Sections 851 and 852 of the Code for its taxable year ending upon the Closing Date. The Reorganizing Fund qualified for automatic approval for a change in tax year end in accordance with the Code and the Treasury Regulations promulgated thereunder with respect to the Reorganizing Fund’s change in tax year end from April 30 to December 31, approved by the Reorganizing Fund’s Board on August 18, 2020. All forms or reports required by law to be filed to effectuate such a change in tax year end have been or will be timely filed and are or will be complete and correct in all material respects. Consummation of the transactions contemplated by this Agreement will not cause the Reorganizing Fund to fail to be qualified as a RIC as of the Closing Date.

s)

No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), the 1940 Act or Massachusetts law for the execution of this Agreement by the Reorganizing Fund Registrant, for itself and on behalf of the Reorganizing Fund, or the performance of the Agreement by the Reorganizing Fund Registrant, for itself and on behalf of the Reorganizing Fund, except, in each case, for (i) the effectiveness of the Registration Statement, and the filing of any articles, certificates or other documents that may be required under Massachusetts law, (ii) such other consents, approvals, authorizations and filings as have been made or received, and (iii) such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date, it being understood, however, that this Agreement and the transactions contemplated herein must be approved by the Reorganizing Fund Shareholders as described in paragraph 5.8.

t)

The Reorganizing Fund, and the Reorganizing Fund Registrant with respect to the Reorganizing Fund, has been and is in compliance in all material respects with the investment policies and restrictions set forth in its registration statement currently in effect. The value of the net assets of the Reorganizing Fund has been and is being determined using portfolio valuation methods that comply in all material respects with the methods described in its registration statement and the requirements of the 1940 Act. There are no legal or governmental actions, investigations, inquiries, or proceedings pending or, to the knowledge of the Reorganizing Fund, threatened against the Reorganizing Fund, or the Reorganizing Fund Registrant with respect to the Reorganizing Fund, that would question the right, power or capacity of (a) the Reorganizing Fund to conduct its business as conducted now or at any time in the past, or (b) the Reorganizing Fund Registrant’s ability to enter into this Agreement on behalf of the Reorganizing Fund or the Reorganizing Fund’s ability to consummate the transactions contemplated by this Agreement.

u)	The Reorganizing Fund is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

4.2    REPRESENTATIONS OF THE SURVIVING FUND. The Surviving Fund [Registrant, on behalf of the Surviving Fund], represents and warrants to the Reorganizing Fund Registrant, on behalf of the Reorganizing Fund, as follows:

a)

The Surviving Fund is a [legally designated, separate series of a corporation] [voluntary association (commonly known as a “business trust”)] duly organized and validly existing, and in good standing under the laws of the [State of Maryland] [Commonwealth of Massachusetts].

b)

The Surviving [Fund] [Fund Registrant] is registered as an open-end management investment company under the 1940 Act, the Surviving [Fund’s] [Fund Registrant’s] registration with the Commission as an investment company under the 1940 Act is in full force and effect, and the Surviving Fund Shares are registered under the 1933 Act and such registration has not been revoked or rescinded and is in full force and effect.

c)

The current prospectus and statement of additional information of the Surviving Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make such statements therein, in light of the circumstances under which they were made, not misleading.

d)

The Surviving Fund is not in violation of, and the execution, delivery and performance of this Agreement will not, result in a violation of, any provision of the [Surviving Fund] [Surviving Fund Registrant’s] [Articles of Incorporation] [Declaration of Trust] or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Surviving Fund is a party or by which it is bound.

e)

Except as otherwise disclosed in writing to the Reorganizing Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Surviving Fund or any of its properties or assets. The Surviving Fund, without any special investigation or inquiry, knows of no facts that might form the basis for the institution of such proceedings and it is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transaction contemplated herein.

f)

The audited financial statements of the Surviving Fund as of [XX] and for the fiscal year then ended have been prepared in accordance with generally accepted accounting principles, and such statements,

including a list of all of the Surviving Fund’s assets as of the date of such statements, (copies of which have been furnished to the Reorganizing Fund) fairly reflect in all material respects the financial condition of the Surviving Fund as of such date, and there are no known contingent liabilities of the Surviving Fund as of such date that are not disclosed in such statements.

g)

The unaudited financial statements of the Surviving Fund as of [XX], and for the six months then ended have been prepared in accordance with generally accepted accounting principles, and such statements, including a list of all of the Surviving Fund’s assets as of the date of such statements, (copies of which have been furnished to the Reorganizing Fund) fairly reflect in all material respects the financial condition of the Surviving Fund as of such date, and there are no known contingent liabilities of the Surviving Fund as of such date that are not disclosed in such statements.

h)

Since the date of the financial statements referred to in sub-paragraph ([f/g]) above, there have been no material adverse changes in the Surviving Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Surviving Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to the Reorganizing Fund. For the purposes of this sub-paragraph (h), a decline in the NAV of the Surviving Fund shall not constitute a material adverse change.

i)

All federal and other tax returns and reports of the Surviving Fund required by law to be filed (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects, and all federal and other taxes (whether or not shown as due on such returns and reports) have been paid, or provision shall have been made for the payment thereof. To the best of the Surviving Fund’s knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

j)

All issued and outstanding Surviving Fund Shares are duly and validly issued and outstanding, fully paid and non-assessable by the Surviving Fund (except as described in the registration statement on Form N-1A of the Surviving Fund). The Surviving Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any Surviving Fund Shares, and there are no outstanding securities convertible into any Surviving Fund Shares.

k)

The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Surviving Fund. Subject to the due authorization, execution and delivery of this Agreement by the other parties to this Agreement, this Agreement constitutes a valid and binding obligation of the Surviving Fund, enforceable in accordance with its terms against the Surviving Fund, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

l)

Surviving Fund Shares to be issued and delivered to the Reorganizing Fund for the account of the Reorganizing Fund Shareholders pursuant to the terms of this Agreement will, as of the closing, have been duly authorized. When so issued and delivered, such shares will be duly and validly issued Surviving Fund Shares, and will be fully paid and non-assessable.

m)

Any information furnished by the Surviving Fund for use in no-action letters, applications for orders, registration statements, proxy materials and other documents in connection with the transactions contemplated herein is accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto.

n)

From the effective date of the Registration Statement (as defined in paragraph 5.6), through the time of the meeting of the Reorganizing Fund Shareholders and on the Closing Date, any written information furnished by the [Surviving Fund] [Surviving Fund Registrant] with respect to the Surviving Fund for use in the Proxy Materials (as defined in paragraph 5.6), or any other materials provided in connection with the Reorganization, including specific written responses to due diligence questions provided in connection with the Reorganizing Fund’s Board meeting to approve this Agreement, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated

or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

o)

The Surviving Fund has qualified, elected and been eligible to be treated as a RIC under Sections 851 and 852 of the Code, in respect of each taxable year since its commencement of operations; and qualifies and is treated and will continue to qualify and be treated as a RIC under Sections 851 and 852 of the Code for its current taxable year. Consummation of the transactions contemplated by this Agreement will not cause the Surviving Fund to fail to be qualified as a RIC as of the Closing Date.

p)

No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the 1934 Act, the 1940 Act or [Maryland] [Massachusetts] law for the execution of this Agreement by the [Surviving Fund] [Surviving Fund Registrant], for itself and on behalf of the Surviving Fund, or the performance of the Agreement by the [Surviving Fund] [Surviving Fund Registrant], for itself and on behalf of the Surviving Fund, except, in each case, for (i) the effectiveness of the Registration Statement, and the filing of any articles, certificates or other documents that may be required under [Maryland] [Massachusetts] law, (ii) such other consents, approvals, authorizations and filings as have been made or received, and (iii) such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date.

q)

The Surviving Fund, [and the Surviving Fund Registrant with respect to the Surviving Fund], has been and is in compliance in all material respects with the investment policies and restrictions set forth in its registration statement currently in effect. The value of the net assets of the Surviving Fund has been and is being determined using portfolio valuation methods that comply in all material respects with the methods described in its registration statement and the requirements of the 1940 Act. There are no legal or governmental actions, investigations, inquiries, or proceedings pending or, to the knowledge of the Surviving Fund, threatened against the Surviving Fund, [or the Surviving Fund Registrant with respect to the Surviving Fund], that would question the right, power or capacity of (a) the Surviving Fund to conduct its business as conducted now or at any time in the past, or [(b) the Surviving Fund’s ability to consummate the transactions contemplated by this Agreement.] [(b) the Surviving Fund Registrant’s ability to enter into this Agreement on behalf of the Surviving Fund or the Surviving Fund’s ability to consummate the transactions contemplated by this Agreement.]

r)

The Surviving Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and any state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

s)	The Surviving Fund is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

t)

As of the date hereof, except as previously disclosed to the Reorganizing Fund in writing, and except as have been corrected as required by applicable law, and to the best of the Surviving Fund’s knowledge, there have been no material miscalculations of the NAV of the Surviving Fund or the NAV per share of any class or classes of Surviving Fund Shares during the twelve-month period preceding the date hereof and preceding the Closing Date, and all such calculations have been made in accordance with the applicable provisions of the 1940 Act.

u)

The minute books and other similar records of the Surviving Fund as made available to the Reorganizing Fund prior to the execution of this Agreement contain a true and complete record of all material actions taken at all meetings and by all written consents in lieu of meetings of the shareholders of the Surviving Fund, the Surviving Fund’s Board and committees of the Surviving Fund’s Board. The stock transfer ledgers and other similar records of the Surviving Fund as made available to the Reorganizing Fund prior to the execution of this Agreement, and as existing on the Closing Date, accurately reflect all material record transfers prior to the execution of this Agreement, or the Closing Date, as applicable, in the Surviving Fund Shares.

v)

The Surviving Fund has maintained, or caused to be maintained on its behalf, all books and records required of a registered investment company in compliance with the requirements of Section 31 of the 1940 Act and rules thereunder in all material respects.

4.3 REPRESENTATIONS OF HANCOCK WHITNEY BANK. Hancock Whitney Bank represents and warrants to the Reorganizing Fund Registrant, on behalf of the Reorganizing Fund, and Surviving Fund [Registrant, on behalf of the Surviving Fund,] as follows:

a)

Hancock Whitney Bank is a Mississippi state chartered bank duly formed, validly existing and in good standing under the laws of the State of Mississippi and has power to own all of its properties and assets and to carry out its obligations under this Agreement.

b)

The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of Hancock Whitney Bank. Subject to the due authorization, execution and delivery of this Agreement by the other parties to this Agreement, this Agreement constitutes a valid and binding obligation of Hancock Whitney Bank, enforceable in accordance with its terms against Hancock Whitney Bank, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

c)

From the effective date of the Registration Statement (as defined in paragraph 5.6), through the time of the meeting of the Reorganizing Fund Shareholders and on the Closing Date, any written information furnished by Hancock Whitney Bank with respect to Hancock Whitney Bank for use in the Proxy Materials (as defined in paragraph 5.6), or any other materials provided in connection with the Reorganization, including specific written responses to due diligence questions provided in connection with the Reorganizing Fund’s or Surviving Fund’s Board meetings to approve this Agreement, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

ARTICLE V

COVENANTS OF THE SURVIVING FUND AND THE REORGANIZING FUND

5.1 OPERATION IN ORDINARY COURSE. The Surviving Fund and the Reorganizing Fund will each operate its respective business in the ordinary course between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business will include portfolio turnover, changes to the portfolio necessary to transition the portfolio to the Surviving Fund, customary dividends, other dividends and distributions to shareholders contemplated herein, and shareholder purchases and redemptions.

5.2 INVESTMENT REPRESENTATION. The Reorganizing Fund covenants that the Surviving Fund Shares to be issued pursuant to this Agreement are not being acquired for the purpose of making any distribution, other than in connection with the Reorganization and in accordance with the terms of this Agreement.

5.3 ADDITIONAL INFORMATION. The Reorganizing Fund will provide reasonable assistance to the Surviving Fund in obtaining such information as the Surviving Fund reasonably requests concerning the beneficial ownership of the Reorganizing Fund Shares.

5.4 FURTHER ACTION. Subject to the provisions of this Agreement, the Surviving Fund and the Reorganizing Fund will each take or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

5.5 STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within sixty days after the Closing Date, the Reorganizing Fund shall furnish the Surviving Fund, in such form as reasonably, mutually acceptable to the Surviving Fund and the Reorganizing Fund, a statement of the earnings and profits of the Reorganizing Fund for federal income tax purposes that will be carried over by the Surviving Fund as a result of Section 381 of the Code, and which will be certified by the Reorganizing Fund Registrant’s Treasurer.

5.6 PREPARATION OF REGISTRATION STATEMENT AND SCHEDULE 14A PROXY STATEMENT. The [Surviving Fund] [Surviving Fund Registrant] will prepare and file with the Commission a registration statement on Form N-14 relating to the Surviving Fund Shares to be issued to Reorganizing Fund Shareholders (the “Registration Statement”). The Registration Statement on Form N-14 shall include a proxy statement and a prospectus and a statement of additional information of the Surviving Fund relating to the transaction contemplated by this Agreement. The Registration Statement shall be in compliance with the 1933 Act, the 1934 Act and the 1940 Act, as applicable. Each party will provide the other party with the materials and information necessary to prepare the registration statement on Form N-14 and any additional proxy and/or solicitation materials (the “Proxy Materials”), for inclusion therein, in connection with the meeting of the Reorganizing Fund Shareholders to consider the approval of this Agreement and the transactions contemplated herein.

5.7 PRE-CLOSING DIVIDEND. On or before the Closing Date, the Reorganizing Fund shall have declared and paid to its shareholders of record a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing all of the Reorganizing Fund’s investment company taxable income (computed without regard to any deduction for dividends paid), if any, plus the excess, if any, of its interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code, if any, for all taxable periods or years ending on or before the Closing Date, and all of its net capital gains realized (after reduction for any capital loss carry forward), if any, in all taxable periods or years ending on or before the Closing Date.

5.8 APPROVAL BY SHAREHOLDERS. The Reorganizing Fund Registrant will call a special meeting of the Reorganizing Fund Shareholders to consider and act upon this Agreement and to take all other appropriate action necessary to obtain approval of the transactions contemplated herein.

5.9 VALUATION MATTERS. The Reorganizing Fund Registrant and the [Surviving Fund] [Surviving Fund Registrant] will coordinate with their respective administrators and investment advisers to provide valuation checks to determine whether the use of the Surviving Fund’s valuation procedures, as provided in paragraph 2.1 of this Agreement, will result in material differences in the prices of the portfolio securities of the Reorganizing Fund as compared to the prices of the same portfolio securities determined using the Reorganizing Fund’s valuation procedures, such valuation check to be conducted no later than one month prior to the Closing Date and again within one week of the Closing Date on mutually agreeable dates. In the event that such valuation check reveals material pricing differences, the Reorganizing Fund Registrant and the [Surviving Fund] [Surviving Fund Registrant] will use commercially reasonable efforts to cause their administrators and investment advisers to work together, in good faith, to eliminate such material differences prior to the closing. The [Surviving Fund] [Surviving Fund Registrant] and Reorganizing Fund Registrant each covenants that it will not make any material changes to the Surviving Fund’s or Reorganizing Fund’s (as applicable) valuation procedures prior to the Closing Date without providing the Reorganizing Fund Registrant or the Surviving Fund Registrant (as applicable) with written notice of such changes at least ten days prior to the effective date of such changes.

5.10 TAX FILINGS. The Reorganizing Fund (or Hancock Whitney Bank on behalf of the Reorganizing Fund) shall prepare, or cause its agents to prepare, any federal, state or local tax returns required to be filed by the Reorganizing Fund with respect to taxable years ending on or prior to the Closing Date and further shall cause such tax returns to be duly filed with the appropriate taxing authorities.

5.11 TREATMENT AS REORGANIZATION. The Reorganizing Fund and the Surviving Fund agree to treat the Reorganization as a “reorganization” under Section 368(a) of the Code and will file all tax returns consistent with such treatment. Neither the Reorganizing Fund nor the Surviving Fund will take any action or cause any action to be taken (including, without limitation the filing of any tax return) that is inconsistent with such treatment or results in the failure of the Reorganization to qualify as a “reorganization” under Section 368(a)(1) of the Code, unless otherwise required by a “determination” within the meaning of Section 1313(a) of the Code.

ARTICLE VI

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE REORGANIZING FUND

The obligations of the Reorganizing Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Surviving Fund of all the obligations to be performed by the Surviving Fund pursuant to this Agreement on or before the Closing Date, and, in addition, subject to the following conditions:

6.1 All representations, covenants, and warranties of the Surviving Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date. The Surviving Fund shall have delivered to the Reorganizing Fund a certificate executed in the Surviving Fund’s name by the [Surviving Fund’s] [Surviving Fund Registrant’s] President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Reorganizing Fund and dated as of the Closing Date, to such effect and as to such other matters as the Reorganizing Fund shall reasonably request.

6.2 The [Surviving Fund] [Surviving Fund Registrant] has not made any material changes to the Surviving Fund’s valuation procedures between the date of this Agreement and the Closing Date, except as provided in paragraph 5.9 herein.

6.3 Hancock Whitney Bank shall have executed and delivered to the Reorganizing Fund Registrant, on behalf of the Reorganizing Fund, an Assumption of Liabilities dated the Closing Date pursuant to which Hancock Whitney Bank will assume the liabilities of the Reorganizing Fund as provided in paragraph 1.3 hereof in connection with the transactions contemplated by this Agreement, to the extent such liabilities relate to periods prior to the confirmation of the closing.

6.4 The Reorganizing Fund shall have received a favorable opinion of K&L Gates LLP, counsel to the [Surviving Fund] [Surviving Fund Registrant], dated the Closing Date, with such assumptions and limitations as shall be in the opinion of such firm appropriate to render the opinions expressed therein, and in a form reasonably satisfactory to the Reorganizing Fund, to the following effect:

a)

This Agreement has been duly authorized, executed and delivered by the Surviving Fund [Registrant, on behalf of the Surviving Fund,] and assuming the due authorization, execution and delivery of this Agreement by the other parties to this Agreement, is the valid and binding obligation of the Surviving Fund [Registrant and the Surviving Fund] enforceable against the Surviving Fund [Registrant and the Surviving Fund] in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles.

b)

The execution and delivery of this Agreement by the Surviving Fund [Registrant on behalf of the Surviving Fund] did not, and the performance by the Surviving Fund [Registrant and the Surviving Fund] of [its/their] obligations hereunder will not, violate the [Surviving Fund’s] [Surviving Fund Registrant’s] [organizing documents] or Bylaws currently in effect.

c)	The Surviving Fund Shares to be issued for transfer to the Reorganizing Fund’s shareholders as provided by this Agreement are duly authorized and upon such transfer and delivery will be validly issued and outstanding and, assuming receipt by the Surviving Fund of the consideration contemplated hereby, fully paid and nonassessable shares in the Surviving Fund, and no shareholder of the Surviving Fund has any preemptive right of subscription or purchase in respect thereof.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SURVIVING FUND

The obligations of the Surviving Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Reorganizing Fund of all the obligations to be performed by the Reorganizing Fund pursuant to this Agreement, on or before the Closing Date and, in addition, shall be subject to the following conditions:

7.1 Any comments from the Commission’s staff on or in connection with the preliminary or final Registration Statement filed with the Commission shall have been resolved to the reasonable satisfaction of the Surviving Fund and its investment adviser, [Federated Investment Management Company] [MDTA LLC], and such Registration Statement shall have been declared effective and delivered to the shareholders of the Reorganizing Fund as of the record date set forth therein.

7.2 All representations, covenants, and warranties of the Reorganizing Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of such Closing Date. The Reorganizing Fund shall have delivered to the Surviving Fund on such Closing Date a certificate executed in the Reorganizing Fund’s name by the Reorganizing Fund Registrant’s President or Vice President and the Treasurer or Assistant Treasurer, in form and substance satisfactory to the Surviving Fund and dated as of such Closing Date, to such effect and as to such other matters as the Surviving Fund shall reasonably request.

7.3 The Reorganizing Fund Registrant has not made any material changes to the Reorganizing Fund’s valuation procedures between the date of this Agreement and the Closing Date, except as provided in paragraph 5.9 herein.

7.4 Hancock Whitney Bank shall have executed and delivered to the Reorganizing Fund Registrant, on behalf of the Reorganizing Fund, an Assumption of Liabilities dated the Closing Date pursuant to which Hancock Whitney Bank will assume the liabilities of the Reorganizing Fund as provided in paragraph 1.3 hereof in connection with the transactions contemplated by this Agreement, to the extent such liabilities relate to periods prior to the Confirmation of the Closing.

7.5 The Reorganizing Fund shall have delivered to the Surviving Fund a statement of the Reorganizing Fund’s assets and liabilities, together with a list of the Reorganizing Fund’s portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of the Reorganizing Fund Registrant.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE

SURVIVING FUND AND REORGANIZING FUND

If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Reorganizing Fund or the Surviving Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1 All necessary Board approvals of this Agreement and the transactions contemplated herein shall have been obtained by the Funds in accordance with applicable law and the governing documents of the Reorganizing

Fund and Surviving Fund. This Agreement and the transactions contemplated herein, with respect to the Reorganizing Fund, shall have been approved by the requisite vote of the holders of the outstanding shares of the Reorganizing Fund in accordance with applicable law and the provisions of the Reorganizing Fund Registrant’s Agreement and Declaration of Trust, as amended, and By-Laws. The Reorganizing Fund Registrant shall have delivered to the Surviving Fund reasonable evidence of such approval. Notwithstanding anything herein to the contrary, neither the Surviving Fund nor the Reorganizing Fund may waive the conditions set forth in this paragraph 8.1.

8.2 On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act. Furthermore, no action, suit or other proceeding shall be pending or, to the knowledge of the Reorganizing Fund or the Surviving Fund, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with this Agreement or the transactions contemplated herein.

8.3 All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of State securities authorities, including any necessary “no-action” positions and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Surviving Fund or the Reorganizing Fund, provided that either party hereto may waive any such conditions for itself.

8.4 The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued. The Registration Statement and Proxy Materials shall have been mailed to the Reorganizing Fund Shareholders consistent with applicable law. To the best knowledge of the parties to this Agreement, no investigation or proceeding relating to the Registration Statement shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5 Any material differences between the prices of the portfolio assets of the Reorganizing Fund determined using the Surviving Fund’s valuation procedures as compared to the prices of the same portfolio assets determined using the Reorganizing Fund’s valuation procedures identified pursuant to paragraph 2.4 of this Agreement shall have been resolved to the reasonable satisfaction of the parties.

8.6 The Surviving Fund Shares to be delivered to the Reorganizing Fund in accordance with paragraph 1.1 hereof shall be eligible for sale by the Surviving Fund Registrant with the securities commission or agency of each state or other jurisdiction of the United States with which such eligibility is required in order to permit the Surviving Fund Shares lawfully to be delivered to the Reorganizing Fund Shareholders.

8.7 The parties shall have received an opinion of K&L Gates LLP substantially to the effect that for federal income tax purposes:

a)

The transfer of all or substantially all of the Reorganizing Fund’s assets to the Surviving Fund solely in exchange for Surviving Fund Shares (followed by the distribution of Surviving Fund Shares to the Reorganizing Fund Shareholders in dissolution, liquidation and termination of the Reorganizing Fund) will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and the Surviving Fund and the Reorganizing Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code.

b)	No gain or loss will be recognized by the Surviving Fund upon the receipt of the assets of the Reorganizing Fund solely in exchange for Surviving Fund Shares.

c)	No gain or loss will be recognized by the Reorganizing Fund upon the transfer of the Reorganizing Fund’s assets to the Surviving Fund solely in exchange for Surviving Fund Shares or upon the distribution (whether actual or constructive) of Surviving Fund Shares to Reorganizing Fund Shareholders in exchange for their Reorganizing Fund Shares.

d)

No gain or loss will be recognized by any Reorganizing Fund Shareholder upon the exchange of its Reorganizing Fund Shares for Surviving Fund Shares (including fractional shares to which they may be entitled).

e)

The aggregate tax basis of the Surviving Fund Shares received by each Reorganizing Fund Shareholder pursuant to the Reorganization (including fractional shares to which they may be entitled) will be the same as the aggregate tax basis of the Reorganizing Fund Shares held by such Reorganizing Fund Shareholder immediately prior to the Reorganization. The holding period of Surviving Fund Shares received by each Reorganizing Fund Shareholder (including fractional shares to which they may be entitled) will include the period during which the Reorganizing Fund Shares exchanged therefor were held by such shareholder, provided the Reorganizing Fund Shares are held as capital assets at the time of the Reorganization.

f)

The tax basis of the Reorganizing Fund’s assets acquired by the Surviving Fund will be the same as the tax basis of such assets to the Reorganizing Fund immediately prior to the Reorganization. The holding period of the assets of the Reorganizing Fund in the hands of the Surviving Fund will include the period during which those assets were held by the Reorganizing Fund.

g)

The Surviving Fund will succeed to and take into account the items of the Reorganizing Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Regulations thereunder.

Such opinion shall be based on customary assumptions and shall be conditioned on (1) such representations as K&L Gates LLP may reasonably request (and the Reorganizing Fund and Surviving Fund will cooperate to make and certify the accuracy of such representations) all being true and complete on the Closing Date, and (2) the Reorganization’s consummation in accordance with this Agreement (without the waiver or modification of any terms or conditions hereof and without taking into account any amendments hereof that K&L Gates LLP has not approved). The foregoing opinion may state that no opinion is expressed as to the effect of the Reorganization on the Surviving Fund, the Reorganizing Fund or any Reorganizing Fund Shareholder with respect to any asset as to which unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting. Notwithstanding anything herein to the contrary, neither the Surviving Fund nor the Reorganizing Fund may waive the conditions set forth in this paragraph 8.7.

ARTICLE IX

EXPENSES

The Reorganizing Fund and the Surviving Fund will not bear any expenses associated with their participation in the Reorganization, except as contemplated in this Article IX. [Federated Investment Management Company] [MDTA LLC] or its affiliates and/or Hancock Whitney Bank or its affiliates, will bear certain expenses associated with Reorganizing Fund’s and Surviving Fund’s participation in the Reorganization as agreed to between them. Such reorganization expenses include: (a) expenses associated with the preparation and filing of the Proxy Materials; (b) postage, printing and legal and accounting fees incurred in connection with the preparation of the Proxy Materials; (c) printing; (d) legal and accounting fees incurred in connection with the preparation of the Proxy Materials; (e) other accounting fees arising due to accounting work performed in connection with, or as a result of, the Reorganization that would not otherwise have been performed; (f) solicitation and tabulation costs of the transaction; and (g) other related administrative or operational costs. For the avoidance of doubt, accounting fees that are related to the claiming, resolution or documentation of foreign tax reclaims or related Foreign Tax Reclaim Receivables are not “accounting fees arising due to accounting work performed in connection with, or as a result of, the Reorganization that would not otherwise have been performed.” The Surviving Fund shall bear expenses associated with the qualification of Surviving Fund Shares for sale in the various states. In addition, to the extent that any transition of portfolio securities is required in connection with the Reorganization, the Funds may incur transaction expenses associated with the sale and purchase of portfolio securities. The Funds shall be responsible for their respective transaction expenses associated with the sale and purchase of portfolio securities. Notwithstanding the foregoing, the party directly incurring any costs and expenses will bear such costs and expenses if and to the extent that payment by another party would result in Reorganizing Fund or Surviving Fund failing to qualify and be eligible for treatment as a RIC under Sections 851 and 852 of the Code or would prevent the Reorganization from qualifying as a “reorganization” under Section 368(a) of the Code.

ARTICLE X

ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1 Except with respect to the Non-Disclosure Agreement among the Reorganizing Fund Registrant, Federated Hermes, Inc. and the Surviving Fund Registrant dated March 5, 2021, the [Surviving Fund] [Surviving Fund Registrant, on behalf of the Surviving Fund], and the Reorganizing Fund Registrant, on behalf of the Reorganizing Fund, agree that neither party has made to the other party (and each party hereby disclaims the existence and veracity of) any representation, warranty, covenant, statement and/or understanding (including, without limitation, regarding assets, economics, compliance or other matters) not set forth herein, and that this Agreement constitutes the entire agreement between the Reorganizing Fund Registrant, on behalf of the Reorganizing Fund, and the [Surviving Fund] [Surviving Fund Registrant, on behalf of the Surviving Fund] (for purposes of this paragraph 10.1, the “Parties”), and supersedes any prior representation, warranty, covenant, statement and/or understanding between the Parties with respect to the Reorganization.

10.2 Except as specified in the next sentence set forth in this paragraph 10.2, as between the parties to this Agreement, the representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant to or in connection with this Agreement, shall not survive the consummation of the transactions contemplated hereunder. The representations in paragraphs 4.1(q), 4.2(n) and 4.3(c) and the covenants to be performed after the Closing Date shall continue in effect beyond the consummation of the transactions contemplated hereunder.

ARTICLE XI

TERMINATION

This Agreement may be terminated by the mutual agreement of the [Surviving Fund] [Surviving Fund Registrant] and the Reorganizing Fund Registrant. In addition, either the [Surviving Fund] [Surviving Fund Registrant] or the Reorganizing Fund Registrant may at its option terminate this Agreement at or before the Closing Date due to:

a)	a breach by the other of any representation, warranty, or agreement contained herein to be performed at or before the Closing Date, if not cured within 30 days or, if earlier, by the Closing Date;

b)	a condition herein expressed to be precedent to the obligations of the terminating party that has not been met and it reasonably appears that it will not or cannot be met; or

c)

a determination by a party’s Board, as appropriate, that the consummation of the transactions contemplated herein is not in the best interest of the Reorganizing Fund Registrant or the [Surviving Fund] [Surviving Fund Registrant], respectively, and notice given to the other party hereto.

In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of any of the Surviving Fund, the Surviving Fund Registrant, the Reorganizing Fund, the Reorganizing Fund Registrant, their respective [Directors/]Trustees or their respective officers or Hancock Whitney Bank, its affiliates, trustees or officers.

ARTICLE XII

AMENDMENTS

This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the officers of the Reorganizing Fund Registrant, on behalf of the Reorganizing Fund, the [Surviving Fund] [Surviving Fund Registrant], on behalf of the Surviving Fund], and as specifically authorized by their respective Boards, and the officers of Hancock Whitney Bank; provided, however, that following the meeting of the Reorganizing Fund Shareholders called by the Reorganizing Fund pursuant to paragraph 5.8 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Surviving Fund Shares to be issued to the Reorganizing Fund Shareholders under this Agreement to the detriment of such Reorganizing Fund Shareholders without their further approval.

ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;

LIMITATION OF LIABILITY

13.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original. A facsimile or electronic (e.g., PDF) signature of an authorized officer of a party hereto on this Agreement and/or any transfer document shall have the same effect as if executed in the original by such officer.

13.3 This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, trust, or entities other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

13.5 If any provision or portion of this Agreement shall be determined to be invalid or unenforceable for any reason, the remaining provisions and portions of this Agreement shall be unaffected thereby and shall remain in full force and effect to the fullest extent permitted by law.

13.6 Any public announcements or similar publicity with respect to this Agreement or the transactions contemplated herein will be made at such time and in such manner as the parties mutually shall agree, provided that nothing herein shall prevent either party from making such public announcements as may be required by applicable law, in which case the party issuing such statement or communication shall advise the other party prior to such issuance.

13.7 Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the [Surviving

Fund] [Surviving Fund Registrant] at 4000 Ericsson Drive, Warrendale, PA 15086-7561, Attention: Chief Legal Officer, the Reorganizing Fund Registrant at The Advisors’ Inner Circle Fund II, c/o SEI Corporation, One Freedom Valley Drive, Oaks, PA 19456, Attention: Legal Department, or Hancock Whitney Bank at 2510 14th Street, 3rd Floor, Gulfport, Mississippi 39502, Attention: General Counsel.

13.8 It is expressly agreed that the obligations of the Parties hereunder shall not be binding upon any of the [Directors] [Trustees], shareholders, nominees, officers, agents, or employees of the Parties personally, but shall bind only the property of the respective Party. The execution and delivery of this Agreement by authorized officers of the Parties shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the respective Parties. The obligations of the Reorganizing Fund Registrant under this Agreement are binding only upon the assets and property belonging to the Reorganizing Fund and the obligations of the Surviving Fund Registrant under this Agreement are binding only upon the assets and property belonging to the Surviving Fund.

[signature page follows]

ANNEX B

FINANCIAL HIGHLIGHTS

Hancock Horizon Funds

Financial Highlights

The tables that follow present performance information about the Hancock Horizon Funds. This information is intended to help you understand each Fund’s financial performance for the past five fiscal years or for the period of the Fund’s operations. Some of this information reflects financial information for a single Fund share. The total returns in the tables represent the rate that you would have earned (or lost) on an investment in the Funds, assuming you reinvested all of your dividends and distributions.

The information provided below for the period ended December 31, 2020 has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm of the Funds. The financial statements and the unqualified opinion of PricewaterhouseCoopers LLP are included in the Annual Report of the Hancock Horizon Funds dated December 31, 2020.

The information provided below for the periods ended on or before January 31, 2020 was audited by a different independent registered public accounting firm, whose reports reflected unqualified audit opinions.

For a Share Outstanding Throughout the Year or Period

For the period ended December 31, 2020 and the year or period ended January 31,

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)†		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return††		Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers and/or Recaptured Fees)	Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate††
Burkenroad Small Cap Fund
Institutional Class Shares
2020*	$34.97	$0.09		$4.20	$4.29	$(0.14)	$(2.83)	$(2.97)	$36.29	12.34%		$61,239	1.00%	1.21%	0.33%		31%
2020	47.24	0.17		0.95	1.12	—	(13.39)	(13.39)	34.97	1.23		100,412	1.06	1.14	0.37		29
2019	69.46	0.59		(8.01)	(7.42)	(0.65)	(14.15)	(14.80)	47.24	(7.97)		161,260	1.15	1.17	0.88		31
2018	65.95	0.08		8.94	9.02	—	(5.51)	(5.51)	69.46	13.79		228,272	1.15	1.17	0.12		50
2017**	57.19	0.09		8.67	8.76	—	—	—	65.95	15.32		150,676	1.14	1.14	0.22		38 (1)
Investor Class Shares^
2020*	$34.73	$0.03		$4.17	$4.20	$(0.07)	$(2.83)	$(2.90)	$36.03	12.14%		$59,060	1.20%	1.40%	0.11%		31%
2020	47.10	0.06		0.96	1.02	—	(13.39)	(13.39)	34.73	1.02		94,590	1.26	1.34	0.14		29
2019	69.21	0.40	(2)	(7.87)	(7.47)	(0.49)	(14.15)	(14.64)	47.10	(8.10	)(2)	197,852	1.35	1.37	0.61	(2)	31
2018	65.83	(0.03	)(2)	8.92	8.89	—	(5.51)	(5.51)	69.21	13.61	(2)	437,070	1.35	1.37	(0.04	)(2)	50
2017	51.65	(0.02)		14.20	14.18	—	—	—	65.83	27.45		582,849	1.39	1.39	(0.03)		38
2016	54.22	0.00		(2.15)	(2.15)	—	(0.42)	(0.42)	51.65	(4.01)		629,950	1.37	1.37	0.01		39
Class D Shares
2020*	$32.38	$(0.05)		$3.87	$3.82	$(0.06)	$(2.83)	$(2.89)	$33.31	11.87%		$10,963	1.50%	1.71%	(0.19)%		31%
2020	44.91	(0.05)		0.91	0.86	—	(13.39)	(13.39)	32.38	0.69		14,959	1.56	1.64	(0.11)		29
2019	66.64	0.66		(7.72)	(7.06)	(0.52)	(14.15)	(14.67)	44.91	(7.79	)(2)	21,635	1.40	1.42	1.04	(2)	31
2018	63.69	(0.16)		8.62	8.46	—	(5.51)	(5.51)	66.64	13.40		30,721	1.52	1.53	(0.25)		50
2017	50.10	(0.16)		13.75	13.59	—	—	—	63.69	27.13		46,867	1.64	1.64	(0.28)		38
2016	52.74	(0.14)		(2.08)	(2.22)	—	(0.42)	(0.42)	50.10	(4.25)		55,168	1.62	1.62	(0.26)		39

(1)	Portfolio turnover is for the Fund for the fiscal year.
(2)	For the years ended January 31, the amount includes a reimbursement for payments of prior years’ shareholder servicing fees as follows:

	Net Investment Income Per Share	Net Investment Income Ratio	Total Return
INVESTOR CLASS SHARES
2019	$0.04	0.06%	0.06%
2018	$0.03	0.04%	0.05%
CLASS D SHARES
2019	$0.31	0.43%	0.46%

^	Class name changed from Class A Shares to Investor Class Shares, effective May 31, 2016.
*	For the period February 1, 2020 to December 31, 2020. Effective July 31, 2020, Hancock Funds changed their fiscal year end to December 31. Ratios for the period have been annualized.
**	Commenced operations on May 31, 2016. Ratios for the period have been annualized.
†	Per share data calculated using average shares method.
††

Total return excludes applicable sales charges. Sales charges were eliminated effective May 31, 2016. Total return and portfolio turnover rates are for the period indicated and have not been annualized.

Amounts designated as “—” represent less than $0.01 per share, are $0 or have been rounded to $0.

For a Share Outstanding Throughout the Year or Period

For the period ended December 31, 2020 and the year or period ended January 31,

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)†	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return††	Net Assets End of Period (000)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets (Excluding Waivers and/or Recaptured Fees)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate††
Microcap Fund
Institutional Class Shares
2020*	$15.62	$0.03	$(1.15)	$(1.12)	$—	$—	$—	$14.50	(7.17)%	$11,436	1.30%		1.54%	0.25%	137%
2020	15.94	0.08	(0.31)	(0.23)	(0.09)	—	(0.09)	15.62	(1.44)	12,710	1.37		1.39	0.47	112
2019	19.28	(0.10)	(2.76)	(2.86)	(0.01)	(0.47)	(0.48)	15.94	(14.55)	13,158	1.50	(1)	1.47	(0.55)	143
2018	17.26	(0.01)	2.39	2.38	—	(0.36)	(0.36)	19.28	13.77	14,167	1.50		1.59	(0.05)	116
2017	13.72	0.04	3.54	3.58	(0.04)	—	(0.04)	17.26	26.11	7,476	1.50		1.85	0.28	153
2016**	15.00	(0.04)	(1.24)	(1.28)	—	—	—	13.72	(8.53)	4,491	1.50		2.48	(0.39)	153
Investor Class Shares^#
2020*	$15.52	$0.01	$(1.15)	$(1.14)	$—	$—	$—	$14.38	(7.35)%	$303	1.55%		1.79%	0.05%	137%
2020	15.84	(0.01)	(0.26)	(0.27)	(0.05)	—	(0.05)	15.52	(1.71)	424	1.61		1.64	(0.06)	112
2019	19.19	(0.15)	(2.73)	(2.88)	—	(0.47)	(0.47)	15.84	(14.73)	574	1.75	(1)	1.72	(0.80)	143
2018	17.23	(0.05)	2.37	2.32	—	(0.36)	(0.36)	19.19	13.44	729	1.75		1.84	(0.26)	116
2017	13.70	—	3.53	3.53	—	—	—	17.23	25.77	780	1.75		2.11	(0.02)	153
2016**	15.00	(0.06)	(1.24)	(1.30)	—	—	—	13.70	(8.67)	969	1.75		2.70	(0.62)	153

*	For the period February 1, 2020 to December 31, 2020. Effective July 31, 2020, Hancock Funds changed their fiscal year end to December 31. Ratios for the period have been annualized.
**	Commenced operations May 29, 2015. Ratios for the period have been annualized.
^	Class name changed from Class A Shares to Investor Class Shares, effective May 31, 2016.
#	On April 18, 2019, the Trust’s Board of Trustees approved the merger of Class C Shares into Investor Class Shares effective May 24, 2019.
†	Per share data calculated using average shares method.
††

Total return excludes applicable sales charges. Sales charges were eliminated effective May 31, 2016. Total return and portfolio turnover rates are for the period indicated and have not been annualized.

(1)	Ratio includes previously waived advisory fees recaptured. The net expense ratio would have been lower absent the impact of the recaptured fees.

Amounts designated as “—” represent less than $0.01 per share, are $0 or have been rounded to $0.

Federated Hermes Fund

Financial Highlights

The tables that follow present performance information about Class A and Institutional Shares of Federated Hermes MDT Small Cap Core Fund. The information will help an investor understand the Fund’s financial performance for its past five fiscal years. Some of the information is presented on a per Share basis. Total returns represent the rate an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of any dividends and capital gains.

This information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with each Fund’s financial statements, including any Notes to Financial Statements referenced in these financial highlights, is included in the Annual Report dated July 31, 2020 and is incorporated by reference into the Statement of Additional Information.

The financial highlights for Federated Hermes MDT Small Cap Core Fund for the fiscal period ended January 31, 2021 are unaudited and are also incorporated by reference into the Statement of Additional Information.

Federated Hermes MDT Small Cap Core Fund

Financial Highlights – Institutional Shares

(For a Share Outstanding Throughout Each Period)

	Six Months Ended (unaudited) 1/31/2021	Year Ended July 31,
		2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$17.87	$19.59	$21.94	$19.30	$15.54	$16.04
Income From Investment Operations:
Net investment income (loss)[1]	0.05	0.09	0.06	0.03	0.02	0.06
Net realized and unrealized gain (loss)	5.97	(1.74)	(1.76)	3.50	3.90	1.07

TOTAL FROM INVESTMENT OPERATIONS	6.02	(1.65)	(1.70)	3.53	3.92	1.13

Less Distributions:
Distributions from net investment income	(0.10)	(0.07)	(0.02)	(0.02)	—	—
Distributions from net realized gain	—	—	(0.63)	(0.87)	(0.16)	(1.63)

TOTAL DISTRIBUTIONS	(0.10)	(0.07)	(0.65)	(0.89)	(0.16)	(1.63)

Net Asset Value, End of Period	$23.79	$17.87	$19.59	$21.94	$19.30	$15.54

Total Return[2]	33.71%	(8.45)%	(7.45)%	18.78%	25.24%	8.24%

Ratios to Average Net Assets:
Net expenses[3]	0.88%[4]	0.88%	0.88%	0.89%	0.89%	0.88%

Net investment income	0.44%[4]	0.49%	0.31%	0.13%	0.10%	0.43%

Expense waiver/reimbursement[5]	0.17%[4]	0.18%	0.22%	0.34%	0.53%	1.11%

Supplemental Data:
Net assets, end of period (000 omitted)	$660,452	$574,041	$842,221	$708,805	$179,219	$24,529

Portfolio turnover	67%	223%	121%	88%	91%	189%

1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value. Total returns for periods of less than one year are not annualized.
3	Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
4	Computed on an annualized basis.
5

This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.

Financial Highlights – Class A Shares

(For a Share Outstanding Throughout Each Period)

	Six Months Ended (unaudited) 1/31/2021	Year Ended July 31,
		2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$17.19	$18.87	$21.19	$18.69	$15.08	$15.66
Income From Investment Operations:
Net investment income (loss)[1]	0.02	0.04	0.01	(0.01)	(0.02)	0.03
Net realized and unrealized gain (loss)	5.76	(1.68)	(1.70)	3.38	3.78	1.02

TOTAL FROM INVESTMENT OPERATIONS	5.78	(1.64)	(1.69)	3.37	3.76	1.05

Less Distributions:
Distributions from net investment income	(0.05)	(0.04)	—	—	—	—
Distributions from net realized gain	—	—	(0.63)	(0.87)	(0.15)	(1.63)

TOTAL DISTRIBUTIONS	(0.05)	(0.04)	(0.63)	(0.87)	(0.15)	(1.63)

Net Asset Value, End of Period	$22.92	$17.19	$18.87	$21.19	$18.69	$15.08

Total Return[2]	33.63%	(8.71)%	(7.69)%	18.49%	24.97%	7.90%

Ratios to Average Net Assets:
Net expenses[3]	1.13%[4]	1.13%	1.13%	1.14%	1.14%	1.13%

Net investment income	0.20%[4]	0.24%	0.07%	(0.06)%	(0.13)%	0.19%

Expense waiver/reimbursement[5]	0.27%[4]	0.31%	0.22%	0.37%	0.55%	1.10%

Supplemental Data:
Net assets, end of period (000 omitted)	$88,153	$78,347	$68,546	$74,396	$37,031	$13,035

Portfolio turnover	67%	223%	121%	88%	91%	189%

1	Per share numbers have been calculated using the average shares method.
2

Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

3	Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
4	Computed on an annualized basis.
5

This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.

ANNEX C

SUMMARY OF RIGHTS OF SHAREHOLDERS

The AIC Trust and the Federated Hermes MDT Series are open-end, management investment companies registered under the 1940 Act, which continuously offer to sell shares at their current NAV.

Each Hancock Horizon Fund is a portfolio of the AIC Trust, which was established as a business trust under the laws of the Commonwealth of Massachusetts. Federated Hermes MDT Small Cap Core Fund is a series of Federated Hermes MDT Series, a business trust under the laws of the Commonwealth of Massachusetts.

The AIC Trust and the Federated Hermes MDT Series are governed by their respective Declarations of Trust, By-laws and Boards of Trustees. The rights of shareholders of the Hancock Horizon Funds and the shareholders of the Federated Hermes Fund as set forth in their respective Declarations of Trust and By-Laws are substantially similar. Set forth below is a brief summary of the significant rights of shareholders of the Hancock Horizon Funds and shareholders of the Federated Hermes Fund:

SUMMARY OF RIGHTS OF SHAREHOLDERS—FEDERATED HERMES MDT SERIES

CATEGORY	THE REORGANIZING FUNDS TRUST— ADVISORS’ INNER CIRCLE FUND II	FEDERATED HERMES MDT SERIES
Preemptive Rights	None.	None.

Preferences	None.	None.

Appraisal Rights	None.	None.

Conversion Rights	None.	None.

Exchange Rights (other than the right to exchange for shares of other funds as provided in the prospectus)	None.	None.

Annual Meetings	Not required.	Not required.

Right to Call Shareholder Meetings	May be called at any time by the Trustees, by the president or, if the Trustees and the president shall fail to call any meeting of shareholders for a period of 30 days after written application of one or more shareholders who hold at least 25% of all shares issued and outstanding and entitled to vote at the meeting, then such shareholders may call such meeting.	Shall be called by the Trustees upon the written request of shareholders owning at least one-tenth of all series or classes entitled to vote.

Notice of Meetings	Written notice given at least 7 days before the date of the meeting.	Written notice given at least 7 business days before the date of the meeting.

Record Date for Meetings	The Board may fix in advance a record date which shall not be more than 90 days before the date of any meeting.	The Board may fix in advance a record date which shall not be more than 90 days before the date of any meeting.

CATEGORY	THE REORGANIZING FUNDS TRUST— ADVISORS’ INNER CIRCLE FUND II	FEDERATED HERMES MDT SERIES
Quorum for Meetings	A majority of the Shares entitled to vote shall be a quorum for the transaction of business at a Shareholders’ meeting, except that where any provision of law or of the Declaration of Trust permits or requires that holders of any series or class shall vote as a series or class, then a majority of the aggregate number of Shares of that series or class entitled to vote shall be necessary to constitute a quorum for the transaction of business by that series or class.	Except as otherwise provided by law, the presence in person or by proxy of the holders of (a) one-half of the Shares of the Trust on all matters requiring a Majority Shareholder Vote, as defined in the Investment Company Act of 1940, or (b) one-third of the Shares of the Trust on all other matters permitted by law, in each case, entitled to vote without regard to Class shall constitute a quorum at any meeting of the Shareholders, except with respect to any matter which by law requires the separate approval of one or more Series or Classes, in which case the presence in person or by proxy of the holders of one-half or one-third, as set forth above, of the Shares of each Series or Class entitled to vote separately on the matter shall constitute a quorum.

Voting Powers	The Shareholders shall have power to vote only (i) for the election or removal of Trustees as provided in Article IV, Section 1, (ii) with respect to any investment adviser as provided in Article IV, Section 7, (iii) with respect to any termination of the Trust or any series to the extent and as provided in Article IX, Section 4, (iv) with respect to any amendment of this Declaration of Trust to the extent and as provided in Article IX, Section 7, (v) to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or the Shareholders, and (vi) with respect to such additional matters relating to the Trust as may be required by law, by this	Subject to the provisions set forth in Article III, Section 5(d), the Shareholders shall have power to vote, (i) for the election of Trustees as provided in Article IV, Section 2; (ii) for the removal of Trustees as provided in Article IV, Section 3(d); (iii) with respect to any investment adviser or sub-investment adviser as provided in Article VII, Section 1; (iv) with respect to the amendment of this Declaration of Trust as provided in Article XII, Section 7; and (v) with respect to such additional matters relating to the Trust as may be required by law, by this Declaration of Trust, or the By-Laws of the Trust or any regulation of the Trust or the Securities and Exchange Commission or any State, or as the Trustees may consider desirable. Each whole Share shall be entitled to one vote as to any matter on

CATEGORY	THE REORGANIZING FUNDS TRUST— ADVISORS’ INNER CIRCLE FUND II	FEDERATED HERMES MDT SERIES
	Declaration of Trust, by the By-Laws or by any registration of the Trust with the Securities and Exchange Commission or any state, or as the Trustees may consider necessary or desirable. Each whole Share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional Share shall be entitled to a proportionate fractional vote. Notwithstanding any other provisions of this Declaration of Trust, or any matter submitted to a vote of Shareholders, all Shares of the Trust then entitled to vote shall be voted by individual series or class, except (1) when required by the 1940 Act, Shares shall be voted in the aggregate and not by individual series or class, and (2) when the Trustees have determined that the matter affects only the interests of one or more series or class, then only Shareholders of such series or class shall be entitled to vote thereon. There shall be no cumulative voting in the election of Trustees. Shares may be voted in person or by proxy.	which it is entitled to vote, and each fractional Share shall be entitled to a proportionate fractional vote. There shall be no cumulative voting in the election of Trustees. Shares may be voted in person or by proxy. A proxy with respect to Shares held in the name of two or more persons shall be valid if executed by any one of them unless at or prior to exercise of the proxy the Trust receives a specific written notice to the contrary from any one of them. A proxy purporting to be executed by or on behalf of a Shareholder shall be deemed valid unless challenged at or prior to its exercise and the burden of proving invalidity shall rest on the challenger. At all meetings of Shareholders, unless inspectors of election have been appointed, all questions relating to the qualification of votes and the validity of proxies and the acceptance or rejection of votes shall be decided by the chairman of the meeting. Unless otherwise specified in the proxy, the proxy shall apply to all shares of the Trust (or each Series or Class) owned by the Shareholder. Any proxy may be in written form, telephonic or electronic form, including facsimile, and all such forms shall be valid when in conformance with procedures established and implemented by the officers of the Trust. Until Shares of a Series or Class are issued, the Trustees may exercise all rights of Shareholders of such Series or Class with respect to matters affecting such Series or Class, and may take any action with respect to the Trust or such Series or Class required or permitted by law, this Declaration of Trust or any By-Laws of the Trust to be taken by Shareholders.

CATEGORY	THE REORGANIZING FUNDS TRUST— ADVISORS’ INNER CIRCLE FUND II	FEDERATED HERMES MDT SERIES
Vote Required for Election of Trustees	A Trustee may be elected either by the Trustees or the Shareholders subject to the limitations of the 1940 Act.	Subject to any applicable requirement of law or of the Declaration of Trust or the By-Laws, a plurality of the votes cast shall elect a Trustee.

Adjournment of Meetings	Any meeting may be adjourned from time to time by a majority of the votes cast upon the question, whether or not a quorum is present, and the meeting may be held as adjourned without further notice.	If a quorum shall not be present for the purpose of any vote that may properly come before the meeting, the Shares present in person or by proxy and entitled to vote at such meeting on such matter may, by plurality vote, adjourn the meeting from time to time to such place and time without further notice than by announcement to be given at the meeting until a quorum entitled to vote on such matter shall be present, whereupon any such matter may be voted upon at the meeting as though held when originally convened.

Removal of Trustees by Shareholders	By vote of the Shareholders holding a majority of the shares entitled to vote, the Shareholders may remove a Trustee with or without cause.	A Trustee may be removed at any special meeting of Shareholders of the Trust by a vote of two-thirds of the outstanding Shares.

Personal Liability of Officers and Trustees

The Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, investment adviser or administrator, principal underwriter or custodian, nor shall any Trustee be responsible for the act or omission of any other Trustee, but nothing herein contained shall protect any Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Every note, bond, contract, instrument, certificate, Share or undertaking and every other act or

The Trust agrees to indemnify each person who at any time serves as a Trustee or officer of the Trust (each such person being an “indemnitee”) against: (a) any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees incurred by such indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which he may be or may have been involved as a party or otherwise or with which he may be or may have been threatened, by virtue of his being or having been a Trustee or officer of the Trust or his serving or having

CATEGORY	THE REORGANIZING FUNDS TRUST— ADVISORS’ INNER CIRCLE FUND II	FEDERATED HERMES MDT SERIES
	thing whatsoever executed or done by or on behalf of the Trust or the Trustees or any of them in connection with the Trust shall be conclusively deemed to have been executed or done only in or with respect to their or his or her capacity as Trustees or Trustee, and such Trustees or Trustee shall not be personally liable thereon.	served as a trustee, director, officer, partner, or fiduciary of another trust, corporation, partnership, joint venture, or other enterprise at the request of the Trust; and (b) any liabilities and expenses, including, without limitation, the cost of credit monitoring, incurred by the indemnified representative as a result of the indemnified representative, while acting in an indemnified capacity, having provided personally identifiable information, including, without limitation, birthdates, social security numbers, driver’s license numbers or passport numbers, to a regulator or counterparty by or with whom the Trust or its series, is regulated or engages in business to satisfy a legal or procedural requirement of such regulator or counterparty, including, without limitation, know-your-customer or anti-money laundering requirements, and the security of such personally identifiable information is compromised and used to the detriment of the indemnified representative; provided, however, that no indemnitee shall be indemnified hereunder against any liability to any person or any expense of such indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence, or (iv) reckless disregard of the duties involved in the conduct of his position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to herein as “disabling conduct”).

Personal Liability of Shareholders	All persons extending credit to, contracting with or having any claim against the Trust or a particular series of Shares shall look only to the assets of the Trust or the assets of that particular	None.

CATEGORY	THE REORGANIZING FUNDS TRUST— ADVISORS’ INNER CIRCLE FUND II	FEDERATED HERMES MDT SERIES

series of Shares for payment under such credit, contract or claim; and neither the Shareholders nor the Trustees, nor any of the Trust’s officers, employees or agents, whether past, present or future, shall be personally liable therefor. Nothing in this Declaration of Trust shall protect any Trustee against any liability to which such Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee.

Every note, bond, contract, instrument, certificate or undertaking made or issued by the Trustees or by any officers or officer shall give notice that this Declaration of Trust is on file with the Secretary of the Commonwealth of Massachusetts and shall recite that the same was executed or made by or on behalf of the Trust or by them as Trustees or Trustee or as officers or officer and not individually and that the obligations of such instrument are not binding upon any of them or the Shareholders individually but are binding only upon the assets and property of the Trust, and may contain such further recital as he or she or they may deem appropriate, but the omission thereof shall not operate to bind any Trustees or Trustee or officers or officer or Shareholders or Shareholder individually.

Right of Inspection	The original or a copy of this instrument and of each amendment hereto shall be kept at the office of the Trust where it may be inspected by any shareholder. A copy of this instrument and of each amendment hereto shall be filed	The Trustees shall from time to time determine whether and to what extent, and at what times and places, and under what conditions and regulations the accounts and books of the Trust maintained on behalf of each Series and Class or any of them shall be open to the

CATEGORY	THE REORGANIZING FUNDS TRUST— ADVISORS’ INNER CIRCLE FUND II	FEDERATED HERMES MDT SERIES
	by the Trust with the Secretary of the Commonwealth of Massachusetts and with the Boston City Clerk, as well as any other governmental office where such filing may from time to time be required.	inspection of the shareholders of any Series or Class; and no shareholder shall have any right of inspecting any account or book or document of the Trust except that, to the extent such account or book or document relates to the Series or Class in which he is a Shareholder or the Trust generally, such Shareholder shall have such right of inspection as conferred by laws or authorized by the Trustees or by resolution of the Shareholders of the relevant Series or Class.

Liquidation and Dissolution	The Trust may be terminated at any time by vote of Shareholders holding at least a majority of the Shares entitled to vote or by the Trustees by written notice to the Shareholders.	None.

Number of Authorized Shares; Par Value	Unlimited, no par value.	Unlimited, no par value.

Shareholder Proxies	A proxy with respect to Shares held in the name of two or more persons shall be valid if executed by any one of them unless at or prior to the exercise of the proxy the Trust receives a specific written notice to the contrary from any one of them. A proxy purporting to be executed by or on behalf of a Shareholder shall be deemed valid unless challenged at or prior to its exercise and the burden of proving invalidity shall rest on the challenger. Until Shares are issued, the Trustees may exercise all rights of Shareholders and may take any action required by law, this Declaration of Trust or the By-Laws to be taken by Shareholders.	Any shareholder entitled to vote at any meeting of shareholders may vote either in person, by telephone, by electronic means including facsimile, or by proxy, but no proxy which is dated more than six months before the meeting named therein shall be accepted unless otherwise provided in the proxy. Every proxy shall be in writing, subscribed by the shareholder or his duly authorized agent or be in such other form as may be permitted by law, including documents conveyed by electronic transmission. Every proxy shall be dated, but need not be sealed, witnessed or acknowledged. The placing of a shareholder’s name on a proxy or authorizing another to act as the shareholder’s agent, pursuant to telephone or electronically transmitted instructions obtained in accordance with procedures

CATEGORY	THE REORGANIZING FUNDS TRUST— ADVISORS’ INNER CIRCLE FUND II	FEDERATED HERMES MDT SERIES
reasonably designed to verify that such instructions have been authorized by such shareholder, shall constitute execution of a proxy by or on behalf of such shareholder. Where Shares are held of record by more than one person, any co-owner or co-fiduciary may execute the proxy or give authority to an agent, unless the Secretary of the Trust is notified in writing by any co-owner or co-fiduciary that the joinder of more than one is to be required. All proxies shall be filed with and verified by the Secretary or an Assistant Secretary of the Trust, or the person acting as Secretary of the Meeting. Unless otherwise specifically limited by their term, all proxies shall entitle the holders thereof to vote at any adjournment of such meeting but shall not be valid after the final adjournment of such meeting.

Trustee Power to Amend Organizational Documents	The Declaration of Trust may be amended at any time by an instrument in writing signed by a majority of the then Trustees when authorized to do so by a vote of Shareholders holding a majority of the Shares entitled to vote, except that an amendment which shall affect the holders of one or more series or classes of Shares but not the holders of all outstanding series or classes shall be authorized by vote of the Shareholders holding a majority of the Shares entitled to vote of each series or classes affected and no vote of Shareholders of a series or classes not affected shall be required. Amendments having the purpose of changing the name of the Trust or of supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision contained	All rights granted to the Shareholders under the Declaration of Trust are granted subject to the reservation of the right to amend the Declaration of Trust as herein provided, except that no amendment shall repeal the limitations on personal liability of any Shareholder or Trustee or repeal the prohibition of assessment upon the Shareholders without the express consent of each Shareholder or Trustee involved. Subject to the foregoing, the provisions of the Declaration of Trust (whether or not related to the rights of Shareholders) may be amended at any time, so long as such amendment does not adversely affect the rights of any Shareholder with respect to which such amendment is or purports to be applicable and so long as such amendment is not in contravention of applicable law, including the

CATEGORY	THE REORGANIZING FUNDS TRUST— ADVISORS’ INNER CIRCLE FUND II	FEDERATED HERMES MDT SERIES

herein shall not require authorization by Shareholder vote.

The By-Laws may be amended or repealed, in whole or in part, by a majority of the Trustees then in office at any meeting of the Trustees, or by one or more writings signed by such majority.

1940 Act, by an instrument in writing signed by a majority of the then Trustees (or by an officer of the Trust pursuant to the vote of a majority of such Trustees). Any amendment to the Declaration of Trust that adversely affects the rights of Shareholders may be adopted at any time by an instrument signed in writing by a majority of the then Trustees (or by any officer of the Trust pursuant to the vote of a majority of such Trustees) when authorized to do so by the vote of the Shareholders holding a majority of the Shares entitled to vote. Subject to the foregoing, any such amendment shall be effective as provided in the instrument containing the terms of such amendment or, if there is no provision therein with respect to effectiveness, upon the execution of such instrument and of a certificate (which may be a part of such instrument) executed by a Trustee or officer to the effect that such amendment has been duly adopted. Copies of the amendment to the Declaration of Trust shall be filed as specified in Section 5 of Article XII of the Declaration of Trust. A restated Declaration of Trust, integrating into a single instrument all of the provisions of the Declaration of Trust which are then in effect and operative, may be executed from time to time by a majority of the Trustees and shall be effective upon filing as specified in Section 5.

The By-Laws may be amended by a majority vote of all of the Trustees.

Involuntary Redemption of Accounts	None.	The Trust shall have the right to cause the redemption of Shares of any Series or Class in any Shareholder’s account for their

CATEGORY	THE REORGANIZING FUNDS TRUST— ADVISORS’ INNER CIRCLE FUND II	FEDERATED HERMES MDT SERIES
then current net asset value and promptly make payment to the shareholder (which payment may be reduced by any applicable redemption charge or deferred sales charge), if (a) at any time the total investment in the account does not have a minimum dollar value determined from time to time by the Trustees in their sole discretion, (b) at any time a Shareholder fails to furnish certified Social Security or Tax Identification Numbers, or (c) at any time the Trustees determine in their sole discretion that failure to so redeem may have materially adverse consequences to the other Shareholders or the Trust or any Series or Class thereof.

50598 (7/21)

STATEMENT OF ADDITIONAL INFORMATION

JULY 12, 2021

RELATING TO THE ACQUISITION OF THE ASSETS OF:

Certain series of The Advisors’ Inner Circle Fund II

One Freedom Valley Drive

Oaks, Pennsylvania 19456

Telephone No: 1-800-932-7781

BY AND IN EXCHANGE FOR SHARES OF

Certain Federated Hermes Funds

4000 Ericsson Drive

Warrendale, Pennsylvania 15086-7561

Telephone No: 1-800-341-7400

This Statement of Additional Information, dated July 12, 2021, is not a prospectus. A Prospectus/Proxy Statement, dated July 12, 2021, related to the acquisition of the assets of the below-named Target Funds by and in exchange for shares of the below-named Acquiring Funds may be obtained from Federated Hermes Funds on behalf of the below-named Acquiring Fund, by writing or calling at the address and telephone number shown above. This Statement of Additional Information should be read in conjunction with such Prospectus/Proxy Statement. Unless otherwise indicated, capitalized terms used herein have the same meanings as are given to them in the Prospectus/Proxy Statement.

TARGET FUNDS (each a series of The Advisors’ Inner Circle Fund II)	ACQUIRING FUND
Hancock Horizon Burkenroad Small Cap Fund	Federated Hermes MDT Small Cap Core Fund, a portfolio of Federated Hermes MDT Series Trust
Institutional Class Shares	Institutional Shares
Investor Class Shares	Class A Shares
Class D Shares	Class A Shares

Hancock Horizon Microcap Fund	Federated Hermes MDT Small Cap Core Fund, a portfolio of Federated Hermes MDT Series Trust
Institutional Class Shares	Institutional Shares
Investor Class Shares	Class A Shares

1.	Statement of Additional Information (“SAI”) of Federated Hermes MDT Small Cap Core Fund, a portfolio of Federated Hermes MDT Series, dated September 30, 2020.
2.	Audited Financial Statements of Federated Hermes MDT Small Cap Core Fund, a portfolio of Federated Hermes MDT Series, dated July 31, 2020.
3.	Unaudited Financial Statements of Federated Hermes MDT Small Cap Core Fund, a portfolio of Federated Hermes MDT Series, dated January 31, 2021.

4.	SAI of Hancock Horizon Burkenroad Small Cap Fund and Hancock Horizon Microcap Fund, each a series of The Advisors’ Inner Circle Fund II, dated May 1, 2021.
5.	Audited Financial Statements of Hancock Horizon Burkenroad Small Cap Fund and Hancock Horizon Microcap Fund, each a series of The Advisors’ Inner Circle Fund II, dated December 31, 2020.

6.	Supplemental Financial Information (Unaudited)

INFORMATION INCORPORATED BY REFERENCE

Federated Hermes MDT Small Cap Core Fund

Hancock Horizon Burkenroad Small Cap Fund

Hancock Horizon Microcap Fund

The following documents are incorporated by reference into this SAI. Copies of the Federated Hermes MDT Small Cap Core Fund’s documents may be obtained at Federated Hermes Funds, 4000 Ericsson Drive, Warrendale, Pennsylvania 15086-7561 or by calling 1-800-341-7400. Copies of the Target Funds’ documents may be obtained at One Freedom Valley Drive, Oaks, Pennsylvania 19456 or by calling 1-800-932-7781.

1.	SAI for the Federated Hermes MDT Small Cap Core Fund dated September 30, 2020, as supplemented, (File Nos.: 811-21904 and 33-134468);

2.	SAI for Hancock Horizon Burkenroad Small Cap Fund and Hancock Horizon Microcap Fund dated May 1, 2021, as supplemented, (File Nos. 811-07102 and 33-50718);

3.	Annual Report for Federated Hermes MDT Small Cap Core Fund dated July 31, 2020 (File Nos.: 811-21904 and 33-134468);

4.	Semi-Annual Report for Federated Hermes MDT Small Cap Core Fund dated January 31, 2021 (File Nos.: 811-21904 and 33-134468);

5.	Annual Report for Hancock Horizon Burkenroad Small Cap Fund and Hancock Horizon Microcap Fund dated December 31, 2020 (File Nos. 811-07102 and 33-50718);

SUPPLEMENTAL FINANCIAL INFORMATION (UNAUDITED)

A table showing the fees of each Target Fund and the Acquiring Fund, and the fees and expenses of the Acquiring Fund on a pro forma basis after giving effect to each proposed Reorganization, is included in the “Summary—Comparative Fee Tables” section of the Prospectus/Proxy Statement.

None of the Reorganizations will result in a material change to any Target Fund’s investment portfolio due to the investment restrictions of the Acquiring Fund. In particular, each security held by each Target Fund is eligible to be held by the Acquiring Fund. As a result, a schedule of investments of each Target Fund modified to show the effects of the change is not required and is not included. Notwithstanding the foregoing, changes may be made to a Target Fund’s portfolio in advance of the Reorganizations and/or an Acquiring Fund’s portfolio following the Reorganizations.

A narrative description of the material differences between the accounting and valuation policies of the Target Funds and the Acquiring Fund, based on asset type, is included below. While the discussion below outlines certain minor differences in methodology used by the Target Funds and Acquiring Fund when valuing different security types, the Funds have agreed to use commercially reasonable efforts to work together to resolve any material differences as described in more detail in the Agreements and Plans of Reorganization. The Hancock Horizon Funds Adviser and the Federated Hermes Funds Adviser do not anticipate that any such differences in valuation procedures would result in material changes to the market value of your investments.

Domestic Equities: The Acquiring Fund expects minimal differences on this security type. The Acquiring Fund uses Refinitiv as the primary pricing vendor, whereas the Target Funds use Intercontinental Exchange, Inc. (“ICE”). However, the Acquiring Fund does not expect any issues or differences as the Acquiring Fund dual sources all equity pricing on a daily basis. With respect to an equity that does not trade, there could be differences where the Target Funds use a bid price to value such security, but the Acquiring Fund uses a mean price. In such an instance, a mean price would generally be higher.

Taxable Bonds/Corporate Bonds: The Acquiring Fund expects minimal differences on this security type. Both the Acquiring Fund and the Target Funds use ICE as the primary pricing vendor, however the Acquiring Fund uses a mean price and the Target Funds use a bid price. The Acquiring Fund expects that a mean price would generally be higher. For actively traded securities, the Acquiring Fund uses evaluated prices for fixed-income securities provided by pricing service vendors. The Target Funds similarly use valuations provided by pricing service vendors, which generally reflect the last reported sales price if the security is actively traded.

Taxable Bonds/US Treasury and Agency Securities: The Acquiring Fund expects minimal differences on this security type. Both complexes use bid prices, although with different primary pricing vendors (PricingDirect for the Acquiring Fund and ICE for the Target Funds).

Tax-Exempt Bonds: The Acquiring Fund expects minimal differences on this security type. Both complexes use ICE as the primary vendor and use bid prices.

Asset-Backed Securities: The Acquiring Fund expects minimal differences on this security type. The Target Funds use ICE as the primary vendor and bid prices for all asset-backed securities, including mortgage-backed securities. For mortgage-backed securities, the Acquiring Fund uses PricingDirect as the primary vendor and also uses bid prices. For other asset-backed securities (e.g., credit cards, auto loans, etc.), the Acquiring Fund uses PricingDirect as the primary vendor but uses mean prices. The Acquiring Fund expects minimal differences based on the Acquiring Fund’s use of mean prices and the Target Funds’ use of bid prices for other asset-backed securities.

Foreign Equities: The Acquiring Fund expects minimal differences on this security type. Similarly to domestic equities, the Acquiring Fund does not expect any differences in the prices from the pricing vendors (Refinitiv for the Acquiring Fund and ICE for the Target Funds). The complexes apply fair value factors differently. The Acquiring Fund uses Virtu Financial, fair values every day, and does not use a trigger. The Target Funds use IHS

Market and use a trigger, meaning that the Target Funds do not fair value every day. The different fair value providers may also utilize foreign exchange rates at differing times throughout the trading day, which can cause minor differences in valuation.

Tax Lot Identification Methods: The Target Funds use “high cost” (the shares with the highest cost are redeemed first) as their standing (default) tax lot identification method, which means this is the method the Target Funds use to determine which specific shares are deemed to be sold when there are multiple purchases of a single security on different dates at differing net asset values, and the entire position is not sold at one time. The Acquiring Fund uses “low cost” (the shares with the lowest cost are redeemed first) as its default tax lot identification method. In general, the high cost method is designed to result in a lower realized gain, minimizing realized capital gains.

FEDERATED HERMES MDT SMALL CAP CORE FUND,

a portfolio of FEDERATED HERMES MDT SERIES

Investment Adviser

125 High Street, Oliver Tower, 21st Floor,

Boston, MA 02110-2704

Administrator and Distributor

1001 Liberty Avenue

Pittsburgh, Pennsylvania 15222

HANCOCK HORIZON BURKENROAD SMALL CAP FUND

HANCOCK HORIZON MICROCAP FUND,

each a series of THE ADVISORS’ INNER CIRCLE FUND II

Investment Adviser

2285 Lakeshore Drive, Information Technology Center,

Building #4

New Orleans, Louisiana 70122

Administrator and Distributor

One Freedom Valley Drive

Oaks, Pennsylvania 19456

50600 (7/21)

PROXY TABULATOR

P.O. BOX 9112

FARMINGDALE, NY 11735

SCAN TO VIEW MATERIALS & VOTE
To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website www.proxyvote.com or scan the QR Barcode above
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call 1-800-690-6903
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

If you vote by Telephone or Internet You do not need to mail your proxy.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	D56121-S25694	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

HANCOCK HORIZON MICROCAP FUND

1. To approve or disapprove an Agreement and Plan of Reorganization pursuant to which Federated Hermes MDT Small Cap Core Fund would acquire all or substantially all of the assets (except for deferred or prepaid expenses, certain tax reclaims, and amounts reserved for payment of Reorganizing Fund liabilities) of Hancock Horizon Microcap Fund, a series of The Advisors' Inner Circle Fund II (the "Trust") in exchange for Institutional Shares or Class A Shares of Federated Hermes MDT Small Cap Core Fund to be distributed pro rata by Hancock Horizon Microcap Fund to its shareholders of Institutional Class Shares or Investor Class Shares, respectively, in complete liquidation, dissolution and termination of Hancock Horizon Microcap Fund.

For	Against	Abstain

YOUR VOTE IS IMPORTANT

Please complete, sign and return this card as soon as possible.

Please sign this proxy exactly as your name appears on the books of the Trust. Joint owners should each sign personally. The Trust’s Board of Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting:

The Notice of Special Meeting of Shareholders and Proxy Statement are available at www.proxyvote.com.

D56122-S25694

Hancock Horizon Microcap Fund

A series of The Advisors' Inner Circle Fund II

SPECIAL MEETING OF SHAREHOLDERS — SEPTEMBER 10, 2021

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Shareholders of Hancock Horizon Microcap Fund, a series of The Advisors' Inner Circle Fund II (the "Trust"), hereby revoking any proxy heretofore given, designate and appoint Michael Beattie, James Bernstein, Eric Griffith, Matthew Maher and Alexander Smith as proxies to act at the Special Meeting of Shareholders (the "Special Meeting") to be held on September 10, 2021 at 10:00 a.m. (Eastern time) and at any adjournment or postponement thereof. The Special Meeting will be held in virtual meeting format only, via the internet, with no physical in-person meeting. You will be able to attend and participate in the Special Meeting by registering online at https://viewproxy.com/HancockHorizonFunds/broadridgevsm/. Once your registration request has been accepted, you will be provided with an event link and password to attend the Special Meeting where you will be able to listen to the Special Meeting live, submit questions and vote. Please plan to register prior to the Special Meeting, by September 9, 2021 at 10:00 a.m. (Eastern time).

The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If this proxy is executed and returned in time and no choice is indicated as to an item, this proxy will be voted affirmatively on such matter. Discretionary authority is hereby conferred as to all other matters as may properly come before the Special Meeting or any adjournment or postponement thereof and the attorneys named in this proxy will vote on such matters in their best judgment.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL.

PROXY TABULATOR

P.O. BOX 9112

FARMINGDALE, NY 11735

SCAN TO VIEW MATERIALS & VOTE
To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website www.proxyvote.com or scan the QR Barcode above
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call 1-800-690-6903
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

If you vote by Telephone or Internet You do not need to mail your proxy.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	D56123-S25694	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

HANCOCK HORIZON BURKENROAD SMALL CAP FUND

1. To approve or disapprove an Agreement and Plan of Reorganization pursuant to which Federated Hermes MDT Small Cap Core Fund would acquire all or substantially all of the assets (except for deferred or prepaid expenses, certain tax reclaims, and amounts reserved for payment of Reorganizing Fund liabilities) of Hancock Horizon Burkenroad Small Cap Fund, a series of The Advisors' Inner Circle Fund II (the "Trust") in exchange for Institutional Shares or Class A Shares of Federated Hermes MDT Small Cap Core Fund to be distributed pro rata by Hancock Horizon Burkenroad Small Cap Fund to its shareholders of Institutional Class Shares, Investor Class Shares or Class D Shares, respectively, in complete liquidation, dissolution and termination of Hancock Horizon Burkenroad Small Cap Fund.

For	Against	Abstain

YOUR VOTE IS IMPORTANT

Please complete, sign and return this card as soon as possible.

Please sign this proxy exactly as your name appears on the books of the Trust. Joint owners should each sign personally. The Trust’s Board of Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting:

The Notice of Special Meeting of Shareholders and Proxy Statement are available at www.proxyvote.com.

D56124-S25694

Hancock Horizon Burkenroad Small Cap Fund

A series of The Advisors' Inner Circle Fund II

SPECIAL MEETING OF SHAREHOLDERS — SEPTEMBER 10, 2021

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Shareholders of Hancock Horizon Burkenroad Small Cap Fund , a series of The Advisors' Inner Circle Fund II (the "Trust"), hereby revoking any proxy heretofore given, designate and appoint Michael Beattie, James Bernstein, Eric Griffith, Matthew Maher and Alexander Smith as proxies to act at the Special Meeting of Shareholders (the "Special Meeting") to be held on September 10, 2021 at 10:00 a.m. (Eastern time) and at any adjournment or postponement thereof. The Special Meeting will be held in virtual meeting format only, via the internet, with no physical in-person meeting. You will be able to attend and participate in the Special Meeting by registering online at https://viewproxy.com/HancockHorizonFunds/broadridgevsm/. Once your registration request has been accepted, you will be provided with an event link and password to attend the Special Meeting where you will be able to listen to the Special Meeting live, submit questions and vote. Please plan to register prior to the Special Meeting, by September 9, 2021 at 10:00 a.m. (Eastern time).

The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If this proxy is executed and returned in time and no choice is indicated as to an item, this proxy will be voted affirmatively on such matter. Discretionary authority is hereby conferred as to all other matters as may properly come before the Special Meeting or any adjournment or postponement thereof and the attorneys named in this proxy will vote on such matters in their best judgment.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL.